Columbia Large Cap Growth Fund          Prospectus, February 1, 2004
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Class A, B and C Shares

Advised by Columbia Management Advisors, Inc.

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TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  4
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Sales Charges...........................  8
How to Exchange Shares.................. 12
How to Sell Shares...................... 12
Fund Policy on Trading of Fund Shares... 13
Distribution and Service Fees........... 13
Other Information About Your Account.... 14

MANAGING THE FUND                        16
--------------------------------------------
Investment Advisor...................... 16
Portfolio Managers...................... 16

FINANCIAL HIGHLIGHTS                     17
--------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC     May Lose Value
       Insured      No Bank Guarantee


The Fund
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INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of large-capitalization equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

-------------------------------------------------------------------------------
  Growth stocks generally offer the
  potential for strong revenue and
  earnings, and accompanying capital
  growth, with less dividend income than
  value stocks.
-------------------------------------------------------------------------------

The Fund invests mainly in companies which the Fund's investment advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization companies (generally over $5 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund may sell a portfolio security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management

---

2


The Fund


and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

                                                                             3


The Fund



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges./ /The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years./ /The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class A share performance for each of the last ten complete calendar years./ /They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

         Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

         Beginning in 2003, the Fund's benchmark was changed to the Russell 1000 Growth Index (Russell 1000 Index), an unmanaged index that tracks the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Previously, the Fund's
         returns were compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The advisor believes that the Russell 1000 Index, because of its greater emphasis on those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell 1000 Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
       ------------------------------------------------------------------

 Calendar Year Total Returns (Class A)/(1)/

                                    [CHART]

 1994   1995    1996    1997    1998    1999    2000    2001    2002     2003
-----  ------  ------  ------  ------  ------  ------  ------- -------  ------
0.60%  33.66%  20.46%  30.43%  25.55%  26.02%  -1.44%  -18.80% -26.88%  22.19%


                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +23.93%
                     Worst quarter: 3rd quarter 2001, -17.16%
(1) The calendar year total returns shown for Class A shares include the returns of Prime A Shares of the Galaxy Equity Growth Fund (Galaxy Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund. The returns shown for Class A shares also include the returns of Retail A Shares of the Galaxy Fund for periods prior to the date of inception of Prime A Shares (October 31, 1998). Class A shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares.

---

4


The Fund


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003

                                                               1 Year  5 Years     10 Years
Class A (%)
  Return Before Taxes                                          15.16   -3.21/(2)/   8.46/(2)/
  Return After Taxes on Distributions                          15.16   -3.98/(2)/   7.12/(2)/
  Return After Taxes on Distributions and Sale of Fund Shares   9.85   -2.81/(2)/   7.00/(2)/
---------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                          16.17   -3.14/(2)/   8.68/(2)/
  Return After Taxes on Distributions                          16.17   -3.92/(2)/   7.35/(2)/
  Return After Taxes on Distributions and Sale of Fund Shares  10.51   -2.73/(2)/   7.24/(2)/
---------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                          20.30   -2.80/(2)/   8.70/(2)/
  Return After Taxes on Distributions                          20.30   -3.57/(2)/   7.36/(2)/
  Return After Taxes on Distributions and Sale of Fund Shares  13.19   -2.44/(2)/   7.25/(2)/
---------------------------------------------------------------------------------------------
Russell 1000 Index (%)                                         29.75   -5.11        9.21
---------------------------------------------------------------------------------------------
S&P 500 Index (%)                                              28.68   -0.57       11.07

(2) The average annual total returns shown include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A Shares and Prime B Shares (October 31, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Retail B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares include the returns of Prime B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Prime B Shares.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Sales Charges are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
         .  Class B shares convert to Class A shares after eight years
       ------------------------------------------------------------------

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                                                                             5


The Fund



 Shareholder Fees/(3)/ (paid directly from your investment)

                                                     Class A   Class B Class C
 Maximum sales charge (load) on purchases (%)
 (as a percentage of the offering price)             5.75       0.00    0.00
 -----------------------------------------------------------------------------
 Maximum deferred sales charge (load) on
 redemptions (%)
 (as a percentage of the lesser of purchase price
 or redemption price)                                1.00/(4)/  5.00    1.00
 -----------------------------------------------------------------------------
 Redemption fee (%) (as a percentage of amount
 redeemed, if applicable)                              /(5)/    /(5)/   /(5)/

(3) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(5) There is a $7.50 charge for wiring sale proceeds to your bank.

 Annual Fund Operating Expenses (deducted directly from Fund assets)

                                                 Class A   Class B Class C
      Management fee/(6)(7)/ (%)                 0.80       0.80    0.80
      --------------------------------------------------------------------
      Distribution and service (12b-1) fees (%)  0.25/(8)/  1.00    1.00
      --------------------------------------------------------------------
      Other expenses/(6)/ (%)                    0.27       0.27    0.27
      --------------------------------------------------------------------
      Total annual fund operating expenses (%)   1.32       2.07    2.07

(6) Management fee and other expenses have been restated to reflect contractual changes to the management fee and transfer agency fees for the Fund effective November 1, 2003.
(7) The Fund pays a management fee of 0.73% and an administration fee of 0.07%.
(8) The Fund may pay distribution and service fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.

 Example Expenses (your actual costs may be higher or lower)

       Class                             1 Year 3 Years 5 Years 10 Years
       Class A                            $702   $969   $1,257   $2,074
       -----------------------------------------------------------------
       Class B: did not sell your shares  $210   $649   $1,114   $2,208
                sold all your shares at
                the end of the period     $710   $949   $1,314   $2,208
       -----------------------------------------------------------------
       Class C: did not sell your shares  $210   $649   $1,114   $2,400
                sold all your shares at
                the end of the period     $310   $649   $1,114   $2,400

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6


Your Account
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HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot
Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

    -----------------------------------------------------------------------

      INVESTMENT MINIMUMS
      Initial Investment.......................................... $1,000
      Subsequent Investments......................................    $50
      Automatic Investment Plan*..................................    $50
      Retirement Plan*............................................    $25
      * The initial investment minimum of $1,000 is waived on these plans.
      The Fund reserves the right to change these investment minimums.
      The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
    -----------------------------------------------------------------------

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to the transfer agent, Columbia
                   Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Funds Distributor,
                   Inc. for shares of the same class of the Fund at no
                   additional cost. There may be an additional charge if
                   exchanging from a money market fund. To exchange by
                   telephone, call 1-800-422-3737.
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By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $ 100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $ 100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.

                                                                             ---

                                                                             7


Your Account



SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

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         CHOOSING A SHARE CLASS
         The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

         The Fund also offers three additional classes of shares --
         Class T, G and Z shares exclusively to certain institutional and other investors through separate prospectuses.
       ------------------------------------------------------------------

Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class A Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
     Amount purchased                    price    investment    advisor
     Less than $50,000                    5.75       6.10        5.00
     ---------------------------------------------------------------------
     $50,000 to less than $ 100,000       4.50       4.71        3.75
     ---------------------------------------------------------------------
     $100,000 to less than $ 250,000      3.50       3.63        2.75
     ---------------------------------------------------------------------
     $250,000 to less than $ 500,000      2.50       2.56        2.00
     ---------------------------------------------------------------------
     $500,000 to less than $ 1,000,000    2.00       2.04        1.75
     ---------------------------------------------------------------------
     $1,000,000 or more                   0.00       0.00        0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase.
Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

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8


Your Account



For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million

                Amount purchased                    Commission %
                Less than $3 million                    1.00
                ------------------------------------------------
                $3 million to less than $5 million      0.80
                ------------------------------------------------
                $5 million to less than $25 million     0.50
                ------------------------------------------------
                $25 million or more                     0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

       ------------------------------------------------------------------

         UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
         Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your
         shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
         time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
         longest.
       ------------------------------------------------------------------

Reduced Sales Charges for Larger Investments You may pay a lower sales charge when purchasing Class A shares through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your current purchase will receive the lower sales charge; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. You may also pay a lower sales charge when purchasing Class A shares, by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.

                                                                             ---

                                                                             9


Your Account



Class B shares Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

Purchases of less than $250,000:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             5.00
                 ---------------------------------------------
                     Through second year            4.00
                 ---------------------------------------------
                     Through third year             3.00
                 ---------------------------------------------
                     Through fourth year            3.00
                 ---------------------------------------------
                     Through fifth year             2.00
                 ---------------------------------------------
                     Through sixth year             1.00
                 ---------------------------------------------
                     Longer than six years          0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares occurs eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your current purchase will be subject to the lower CDSC and the applicable reduced holding period; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders.

Purchases of $250,000 to less than $500,000:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              3.00
                 ---------------------------------------------
                    Through second year             2.00
                 ---------------------------------------------
                    Through third year              1.00
                 ---------------------------------------------
                    Longer than three years         0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

---

10


Your Account



Purchases of $500,000 to less than $1 million:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                      Through first year            3.00
                 ---------------------------------------------
                      Through second year           2.00
                 ---------------------------------------------
                      Through third year            1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or to a financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

Class C shares Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

 Class C Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             1.00
                 ---------------------------------------------
                     Longer than one year           0.00

                                                                             ---

                                                                             11


Your Account



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable
CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification number available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

---

12


Your Account



 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                   distributed by Columbia Funds Distributor, Inc. at no
                   additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                   address below. In your letter of instruction, note the
                   Fund's name, share class, account number, and the dollar
                   value or number of shares you wish to sell. All account
                   owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock
                   exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program for amounts over
                   $100,000 or for alternate payee or mailing instructions.
                   Additional documentation is required for sales by
                   corporations, agents, fiduciaries, surviving joint owners
                   and individual retirement account owners. For details, call
                   1-800-345-6611.

                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                   available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                   reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund is not intended for short-term or frequent trading in its shares. Short-term or excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund and any other funds distributed by Columbia Funds Distributor, Inc. reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive. See "How to Exchange Shares" above.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedules applicable to Class B shares.

                                                                             ---

                                                                             13


Your Account



OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------

---

14


Your Account



Distribution Options The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                                                                             ---

                                                                             15


Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100
Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of Columbia, including Fleet Investment Advisors Inc. (Fleet), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Fleet was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.73% of average daily net assets of the Fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Paul J. Berlinguet, co-head of the Large-Cap Growth Team of Columbia
Management, is a co-manager for the Fund and has co-managed the Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Management since October, 2003. Prior to joining Columbia Management in October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Technology Investment Team and a large-cap growth portfolio manager at Baring Asset Management.

Alexander S. Macmillan, co-head of the Large-Cap Growth Team and a senior vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since July, 2003. Mr. Macmillan has been associated with Columbia Management or its predecessors since 1989.

---

16


Financial Highlights
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from October 1 to September 30, unless otherwise indicated. Information for Class A shares and Class B shares prior to November 18, 2002, the date of reorganization, is for Prime A shares and Prime B shares, respectively, of the Galaxy Equity Growth Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

 The Fund

                                                 Period ended
                                                September 30,            Year ended October 31,
                                                2003/(a)(b)(c)/    2002      2001      2000      1999/(d)/
                                                   Class A        Class A   Class A   Class A    Class A
                                                --------------  -------     ------- -------      --------
 Net asset value --
 Beginning of period ($)                            16.06        19.74       32.31   28.95        24.49
----------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(e)/                (0.05)/(f)/   0.03/(f)/  (0.02)  (0.05)/(f)/  (0.01)
   Net realized and unrealized gain (loss)
    on investments                                   1.61        (3.71)      (8.92)   5.13         6.37
----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   1.56        (3.68)      (8.94)   5.08         6.36
----------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                       (0.03)          --          --      --           --
   From net realized gains                             --           --       (3.63)  (1.72)       (1.90)
----------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders      (0.03)          --       (3.63)  (1.72)       (1.90)
----------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                  17.59        16.06       19.74   32.31        28.95
----------------------------------------------------------------------------------------------------------
 Total return (%)/(g)(h)/                            9.72/(i)/  (18.64)     (30.43)  18.36        27.30
----------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Expenses/(j)/                                     1.30/(k)/    1.12        1.13    1.12         1.14
   Net investment income (loss)/(j)/                (0.30)/(k)/   0.14       (0.10)  (0.17)       (0.05)
   Waiver/reimbursement                              0.02/(k)/    0.05        0.03    0.11         0.14
  Portfolio turnover rate (%)                          91/(i)/      43          48      54           53
  Net assets, end of period (000's) ($)             1,887           56         671     142          107

(a) On October 13, 2003, the Liberty Equity Growth Fund was redesignated the Columbia Large Cap Growth Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Liberty Equity Growth Fund, Class A shares.
(d) The Fund began issuing Prime A shares on November 1, 1998.
(e) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.05), $0.02, $(0.03), $(0.09),
    and $(0.04), respectively.
(f) Per share data was calculated using average shares outstanding during the period.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                                                                             ---

                                                                             17


Financial Highlights



 The Fund

                                              Period ended
                                             September 30,             Year ended October 31,
                                             2003/(a)(b)(c)/    2002       2001      2000      1999/(d)/
                                                Class B        Class B    Class B   Class B    Class B
                                             --------------  -------      ------- -------      --------
 Net asset value --
 Beginning of period ($)                         15.57        19.32        31.94   28.84        24.49
--------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(e)/                      (0.14)/(f)/  (0.14)/(f)/  (0.19)  (0.29)/(f)/  (0.10)
   Net realized and unrealized gain (loss)
    on investments                                1.53        (3.61)       (8.80)   5.11         6.35
--------------------------------------------------------------------------------------------------------
  Total from Investment Operations                1.39        (3.75)       (8.99)   4.82         6.25
--------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                          --           --        (3.63)  (1.72)       (1.90)
--------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                               16.96        15.57        19.32   31.94        28.84
--------------------------------------------------------------------------------------------------------
 Total return (%)/(g)(h)/                         8.93/(i)/  (19.41)      (31.00)  17.48        26.79
--------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Expenses/(j)/                                  2.13/(k)/    1.99         1.95    1.87         1.87
   Net investment loss/(j)/                      (0.97)/(k)/  (0.73)       (0.92)  (0.92)       (0.78)
   Waiver/reimbursement                           0.02/(k)/    0.05         0.03    0.15         0.32
  Portfolio turnover rate (%)                       91/(i)/      43           48      54           53
  Net assets, end of period (000's) ($)          1,013          207          309     450          246

(a) On October 13, 2003, the Liberty Equity Growth Fund was redesignated the Columbia Large Cap Growth Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Liberty Equity Growth Fund, Class B shares.
(d) The Fund began issuing Prime B shares on November 1, 1998.
(e) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.14), $(0.15), $(0.20),
    $(0.34) and $(0.14), respectively.
(f) Per share data was calculated using average shares outstanding during the period.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

---

18


Financial Highlights


 The Fund

                                                      Period ended
                                                     September 30,
                                                     2003/(a)(b)(c)/
                                                        Class C
                                                     --------------
             Net asset value --
             Beginning of period ($)                     16.04
            --------------------------------------------------------
             Income from Investment Operations ($):
               Net investment loss/(d)/                  (0.13)
               Net realized and unrealized gain
                on investments                            1.07
            --------------------------------------------------------
              Total from Investment Operations            0.94
            --------------------------------------------------------
             Net asset value --
             End of period ($)                           16.98
            --------------------------------------------------------
             Total return (%)/(e)(f)(g)/                  5.86
            --------------------------------------------------------
             Ratios to Average Net Assets/
             Supplemental Data (%):
               Expenses/(h)(i)/                           2.00
               Net investment loss/(h)(i)/               (0.92)
               Waiver/reimbursement/(i)/                  0.02
              Portfolio turnover rate (%)/(g)/              91
              Net assets, end of period (000's) ($)        524

(a) On October 13, 2003, the Liberty Equity Growth Fund was redesignated the Columbia Large Cap Growth Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Net investment loss per share before reimbursement of certain expenses for the period ended September 30, 2003 was $(0.13).
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

                                                                             ---

                                                                             19


FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust): 811-4978

..  Columbia Large Cap Growth Fund (formerly named Liberty Equity Growth Fund)

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com
                                                               703-01/884Q-0104

Columbia Large Cap Growth Fund          Prospectus, February 1, 2004
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Class T and G Shares

Advised by Columbia Management Advisors, Inc.

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TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  4
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Sales Charges...........................  8
How to Exchange Shares.................. 10
How to Sell Shares...................... 10
Fund Policy on Trading of Fund Shares... 11
Distribution and Service Fees........... 11
Other Information About Your Account.... 12

MANAGING THE FUND                        14
--------------------------------------------
Investment Advisor...................... 14
Portfolio Managers...................... 14

FINANCIAL HIGHLIGHTS                     15
--------------------------------------------

Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
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INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of large-capitalization equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

        ----------------------------------------------------------------
          Growth stocks generally offer the potential for strong
          revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.
        ----------------------------------------------------------------

The Fund invests mainly in companies which the Fund's investment advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization companies (generally over $5 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund may sell a portfolio security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

---

The Fund



Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges./ /The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years./ /The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class T share performance for each of the last ten complete calendar years./ /They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

         Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges./ /

         Beginning in 2003, the Fund's benchmark was changed to the Russell 1000 Growth Index (Russell 1000 Index), an unmanaged index that tracks the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Previously, the Fund's
         returns were compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The advisor believes that the Russell 1000 Index, because of its greater influence on those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell 1000 Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
       ------------------------------------------------------------------

 Calendar Year Total Returns (Class T)/(1)/

                                    [CHART]


1994    1995    1996    1997    1998    1999    2000    2001      2002    2003
-----  ------  ------  ------  ------  ------  ------  -------  -------  ------
0.60%  33.66%  20.46%  30.43%  25.66%  26.03%  -1.60%  -18.96%  -27.12%  22.02%

                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +24.04%
                     Worst quarter: 3rd quarter 2001, -17.22%
(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Equity Growth Fund (Galaxy Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the Fund.

---

The Fund



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003

                                                               1 Year  5 Years     10 Years
Class T (%)
  Return Before Taxes                                          14.97   -3.37/(2)/   8.38/(2)/
  Return After Taxes on Distributions                          14.97   -4.13/(2)/   7.05/(2)/
  Return After Taxes on Distributions and Sale of Fund Shares   9.73   -2.93/(2)/   6.94/(2)/
---------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                          16.01   -3.48/(2)/   8.43/(2)/
  Return After Taxes on Distributions                          16.01   -4.28/(2)/   7.03/(2)/
  Return After Taxes on Distributions and Sale of Fund Shares  10.41   -3.00/(2)/   6.95/(2)/
---------------------------------------------------------------------------------------------
Russell 1000 Index (%)                                         29.75   -5.11        9.21
---------------------------------------------------------------------------------------------
S&P 500 Index (%)                                              28.68   -0.57       11.07

(2) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on December 14, 1990. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Sales Charges are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.
         Except as noted below, the table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
         .  Class G shares convert to Class T shares after eight years
       ------------------------------------------------------------------

                                                                             ---

The Fund



 Shareholder Fees/(3)/ (paid directly from your investment)

                                                                       Class T    Class G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                 5.75        0.00
-----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)   1.00/(4)/   5.00
-----------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(5)/     /(5)/

(3) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.
(5) There is a $7.50 charge for wiring sale proceeds to your bank.

 Annual Fund Operating Expenses (deducted directly from Fund assets)

                                                   Class T    Class G
        Management fee/(6)(7)/ (%)                 0.80       0.80
        ---------------------------------------------------------------
        Distribution and service (12b-1) fees (%)  0.00       0.95/(8)/
        ---------------------------------------------------------------
        Other expenses/(6)/ (%)                    0.57/(9)/  0.27
        ---------------------------------------------------------------
        Total annual fund operating expenses (%)   1.37       2.02
        ---------------------------------------------------------------

(6) Management fee and other expenses have been restated to reflect contractual changes to the management fee and transfer agency fees for the Fund effective November 1, 2003.
(7) The Fund pays a management fee of 0.73% and an administration fee of 0.07%.
(8) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.
(9) The Fund may pay shareholder service fees (which are included in other expenses) of up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.

 Example Expenses (your actual costs may be higher or lower)

       Class                             1 Year 3 Years 5 Years 10 Years
       Class T                            $706    $984  $1,282   $2,127
       -----------------------------------------------------------------
       Class G: did not sell your shares  $205    $634  $1,088   $2,181
                sold all your shares at
                the end of the period     $705  $1,034  $1,388   $2,181

---

Your Account
-------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot
Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

    -----------------------------------------------------------------------

      INVESTMENT MINIMUMS
      Initial Investment.......................................... $1,000
      Subsequent Investments......................................    $50
      Automatic Investment Plan*..................................    $50
      Retirement Plan*............................................    $25
      * The initial investment minimum of $1,000 is waived on these plans.
      The Fund reserves the right to change these investment minimums.
      The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
    -----------------------------------------------------------------------

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging Class T or Class G
                   shares you own in a different fund distributed by Columbia
                   Funds Distributor, Inc. for shares of the same class of the
                   Fund at no additional cost. There may be an additional
                   charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in ''good form.'' You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.

                                                                             ---

Your Account



SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

Class T shares Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class T Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
     Amount purchased                    price    investment    advisor
     Less than $50,000                    5.75       6.10        5.00
     ---------------------------------------------------------------------
     $50,000 to less than $ 100,000       4.50       4.71        3.75
     ---------------------------------------------------------------------
     $100,000 to less than $ 250,000      3.50       3.63        2.75
     ---------------------------------------------------------------------
     $250,000 to less than $ 500,000      2.50       2.56        2.00
     ---------------------------------------------------------------------
     $500,000 to less than $ 1,000,000    2.00       2.04        1.75
     ---------------------------------------------------------------------
     $1,000,000 or more                   0.00       0.00        0.00

Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million

               Amount purchased                     Commission %
               Less than $3 million                     1.00
               -------------------------------------------------
               $3 million to less than $ 5 million      0.80
               -------------------------------------------------
               $5 million to less than $ 25 million     0.50
               -------------------------------------------------
               $25 million or more                      0.25

The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

---

Your Account


       ------------------------------------------------------------------

         UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
         Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
         time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
         longest.
       ------------------------------------------------------------------

Reduced Sales Charges for Larger Investments You may pay a lower sales charge when purchasing Class T shares through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your current purchase will receive the lower sales charge; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. You may also pay a lower sales charge when purchasing Class T shares by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.

Class G shares Your purchases of Class G shares are made at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class G shares as described in the chart below.

 Class G Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              5.00
                 ---------------------------------------------
                    Through second year             4.00
                 ---------------------------------------------
                    Through third year              4.00
                 ---------------------------------------------
                    Through fourth year             4.00
                 ---------------------------------------------
                    Through fifth year              3.00
                 ---------------------------------------------
                    Through sixth year              2.00
                 ---------------------------------------------
                    Through seventh year            1.00
                 ---------------------------------------------
                    Longer than seven years         0.00

Commission to financial advisors is 4.00%.

                                                                             ---

Your Account



Automatic conversion to Class T shares occurs eight years after purchase.

Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and G shares, once exchanged for Class A or Class B shares, may not be further exchanged for Class T or G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification number available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

---

Your Account



 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (or
                   Class A and B shares, for Class T and Class G shares,
                   respectively) of another fund distributed by Columbia Funds
                   Distributor, Inc. at no additional cost. To exchange by
                   telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                   Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                   period. You do not need to set up this feature in advance
                   of your call. Certain restrictions apply to retirement
                   accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                   address below. In your letter of instruction, note the
                   Fund's name, share class, account number, and the dollar
                   value or number of shares you wish to sell. All account
                   owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock
                   exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program for amounts over
                   $100,000 or for alternate payee or mailing instructions.
                   Additional documentation is required for sales by
                   corporations, agents, fiduciaries, surviving joint owners
                   and individual retirement account owners. For details, call
                   1-800-345-6611.
                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                   available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                   reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund is not intended for short-term or frequent trading in its shares. Short-term or excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund and any other funds distributed by Columbia Funds Distributor, Inc. reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive. See "How to Exchange Shares" above.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your

                                                                             ---

Your Account


investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after a certain number of years, eliminating a portion of these fees upon conversion. Conversion may occur six or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" or the Statement of Additional Information for the conversion schedules applicable to Class G shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

---

Your Account



       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------

Distribution Options The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

   Reinvest all distributions in additional shares of your current fund
 -----------------------------------------------------------------------------
   Reinvest all distributions in shares of another fund
 -----------------------------------------------------------------------------
   Receive dividends in cash (see options below) and reinvest capital gains
 -----------------------------------------------------------------------------
   Receive all distributions in cash (with one of the following options):
 .  send the check to your address of record
 .  send the check to a third party address
 .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100
Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of Columbia, including Fleet Investment Advisors Inc. (Fleet), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Fleet was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.73% of average daily net assets of the Fund.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Paul J. Berlinguet, co-head of the Large-Cap Growth Team of Columbia
Management, is a co-manager for the Fund and has co-managed the Fund since October 2003. Mr. Berlinguet has been associated with Columbia Management since October, 2003. Prior to joining Columbia Management in October 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Technology Investment Team and a large-cap growth portfolio manager at Baring Asset Management.

Alexander S. Macmillan, co-head of the Large-Cap Growth Team and a senior vice president of Columbia Management, has co-managed the Fund since July, 2003. Mr. Macmillan has been associated with Columbia Management or its predecessors since 1989.

---

Financial Highlights
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from October 1 to September 30, unless otherwise indicated. Information for Class T shares and Class G shares prior to November 18, 2002, the date of reorganization, is for the former Retail A and Retail B shares, respectively, of the Galaxy Equity Growth Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the year ended October 31, 1998 has been derived from the Fund's financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.

 The Fund

                                           Period ended
                                          September 30,                          Year ended October 31,
                                          2003/(a)(b)(c)/        2002          2001          2000       1999       1998
                                             Class T            Class T       Class T       Class T    Class T    Class T
                                          --------------     -------       -------       -------       -------  -------
 Net asset value --
 Beginning of period ($)                       15.98           19.70         32.31         28.99         24.47    25.14
----------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(d)/           (0.02)/(e)/     (0.02)/(e)/   (0.07)        (0.10)/(e)/   (0.06)    0.01
   Net realized and unrealized gain
    (loss) on investments                       1.54           (3.70)        (8.91)         5.14          6.48     3.19
----------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations               1.52           (3.72)        (8.98)         5.04          6.42     3.20
----------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                     --              --            --            --            --    (0.03)
   In excess of net investment income             --              --            --            --            --      -- /(f)/
   From net realized gains                        --              --         (3.63)        (1.72)        (1.90)   (3.84)
----------------------------------------------------------------------------------------------------------------------------
 Total Distributions Declared to
   Shareholders                                   --              --         (3.63)        (1.72)        (1.90)   (3.87)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                             17.50           15.98         19.70         32.31         28.99    24.47
----------------------------------------------------------------------------------------------------------------------------
 Total return (%)/(g)/                          9.51/(h)(i)/  (18.88)/(i)/  (30.57)/(i)/   18.18         27.55    14.73
----------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net
 Assets/ Supplemental Data (%):
   Expenses/(j)/                                1.45/(k)/       1.34          1.31          1.28          1.34     1.34
   Net investment income (loss)/(j)/           (0.16)/(k)/     (0.08)        (0.28)        (0.33)        (0.25)    0.02
   Waiver/reimbursement                         0.02 /(k)/      0.07          0.02            --            --       --
 Portfolio turnover rate (%)                      91 /(h)/        43            48            54            53       60
 Net assets, end of period (000's) ($)       235,849         239,279       346,214       580,417       443,639  312,951

(a) On October 13, 2003, the Liberty Equity Growth Fund was redesignated the Columbia Large Cap Growth Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were redesignated Liberty Equity Growth Fund, Class T shares.
(d) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.02), $(0.03), $(0.08),
    $(0.10), $(0.06) and $0.01, respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Not annualized.
(i) Had the advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                                                                             ---

Financial Highlights



 The Fund

                                                 Period ended
                                                September 30,                             Year ended October 31,
                                                2003/(a)(b)(c)/         2002         2001          2000         1999
                                                   Class G             Class G      Class G       Class G      Class G
                                                --------------       -------      -------      -------       -------
 Net asset value --
 Beginning of period ($)                            15.11             18.79        31.22         28.27        24.07
-------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(d)/                          (0.15)/(e)/      (0.17)/(e)/  (0.21)        (0.35)/(e)/  (0.20)
   Net realized and unrealized gain (loss)
    on investments                                  1.47              (3.51)       (8.59)         5.02         6.30
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    1.32            (3.68)       (8.80)         4.67         6.10
-------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   In excess of net investment income                 --                 --           --            --           --
   From net realized gains                            --                 --        (3.63)        (1.72)       (1.90)
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders        --                 --        (3.63)        (1.72)       (1.90)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                  16.43             15.11        18.79         31.22        28.27
-------------------------------------------------------------------------------------------------------------------------
 Total return (%)/(g)/                                8.66/(h)(i)/   (19.49)/(h)/ (31.16)/(h)/   17.29/(h)/   26.63/(h)/
-------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Expenses/(j)/                                      2.31/(k)/        2.18         2.11          2.07         2.05
   Net investment loss/(j)/                          (1.02)/(k)/      (0.92)       (1.08)        (1.11)       (0.96)
   Waiver/reimbursement                               0.02/(k)/        0.07         0.02          0.02         0.03
  Portfolio turnover rate (%)                           91/(i)/          43           48            54           53
  Net assets, end of period (000's) ($)           54,850             64,156       92,292       130,347       71,525


                                                   1998
                                                  Class G
                                                -------
 Net asset value --
 Beginning of period ($)                         24.91
------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(d)/                      (0.16)/(e)/
   Net realized and unrealized gain (loss)
    on investments                                3.16
------------------------------------------------------------
  Total from Investment Operations                3.00
------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   In excess of net investment income             --/ (f)/
   From net realized gains                       (3.84)
------------------------------------------------------------
  Total Distributions Declared to Shareholders   (3.84)
------------------------------------------------------------
 Net asset value --
 End of period ($)                               24.07
------------------------------------------------------------
 Total return (%)/(g)/                           13.98
------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Expenses/(j)/                                  2.04
   Net investment loss/(j)/                      (0.68)
   Waiver/reimbursement                             --
  Portfolio turnover rate (%)                       60
  Net assets, end of period (000's) ($)         34,693

(a) On October 13, 2003, the Liberty Equity Growth Fund was redesignated the Columbia Large Cap Growth Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were redesignated Liberty Equity Growth Fund, Class G shares.
(d) Net investment loss per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.15), $(0.18), $(0.21), $(0.35), ($0.21)
    and $(0.16), respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

Notes


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---

Notes


================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust): 811-4978

..  Columbia Large Cap Growth Fund (formerly named Liberty Equity Growth Fund)



--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com
                                                               703-01/883Q-0104

Columbia Large Cap Growth Fund          Prospectus, February 1, 2004
-------------------------------------------------------------------------------

Class Z Shares

Advised by Columbia Management Advisors, Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  4
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Eligible Investors......................  8
Sales Charges...........................  9
How to Exchange Shares..................  9
How to Sell Shares......................  9
Fund Policy on Trading of Fund Shares... 10
Other Information About Your Account.... 10

MANAGING THE FUND                        13
--------------------------------------------
Investment Advisor...................... 13
Portfolio Managers...................... 13

FINANCIAL HIGHLIGHTS                     14
--------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of large-capitalization equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

                  --------------------------------------------

                    Growth stocks generally offer the
                    potential for strong revenue and
                    earnings, and accompanying capital
                    growth, with less dividend income than
                    value stocks.
                  --------------------------------------------

The Fund invests mainly in companies which the Fund's investment advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization companies (generally over $5 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund may sell a portfolio security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

---

The Fund



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

        ----------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

          Average Annual Total Returns are a measure of the Fund's Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.

          Beginning in 2003, the Fund's benchmark was changed to the Russell 1000 Growth Index (Russell 1000 Index), an
          unmanaged index that tracks the performance of those
          companies in the Russell 1000 Index with higher
          price-to-book ratios and higher forecasted growth values. Previously, the Fund's returns were compared to the
          Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The advisor believes that the Russell 1000 Index, because of its greater influence on those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values, more accurately reflects the type of securities in which
          the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell 1000 Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and
          are not professionally managed.
        ----------------------------------------------------------------

 Calendar Year Total Returns (Class Z)/(1)/

                                    [CHART]
 1994   1995    1996    1997    1998    1999    2000      2001   2002    2003
------ ------  ------  ------  ------  ------  -------  ------- ------- -------
 0.72% 34.29%  20.95%  30.97%  26.15%  26.55%   -1.26%  -18.61% -26.79%  22.55%


                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +24.20%
                     Worst quarter: 3rd quarter 2001, -17.17%

(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Equity Growth Fund (Galaxy Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.

---

The Fund


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003

                                                               1 Year  5 Years     10 Years
Class Z (%)
  Return Before Taxes                                          22.55   -1.82/(2)/   9.45/(2)/
  Return After Taxes on Distributions                          22.54   -2.61/(2)/   8.03/(2)/
  Return After Taxes on Distributions and Sale of Fund Shares  14.67   -1.66/(2)/   7.84/(2)/
---------------------------------------------------------------------------------------------
Russell 1000 Index (%)                                         29.75   -5.11        9.21
---------------------------------------------------------------------------------------------
S&P 500 Index (%)                                              28.68   -0.57       11.07

(2) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund. Trust Shares of the Galaxy Fund were initially offered on December 14, 1990.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
       ------------------------------------------------------------------

                                                                             ---

The Fund


 Shareholder Fees/(3) /(paid directly from your investment)

  Maximum sales charge (load) on purchases (%)
  (as a percentage of the offering price)                               0.00
  ----------------------------------------------------------------------------
  Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or redemption price) 0.00
  ----------------------------------------------------------------------------
  Redemption fee (%)
  (as a percentage of amount redeemed, if applicable)                   /(4)/

(3) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) There is a $7.50 charge for wiring sale proceeds to your bank.

 Annual Fund Operating Expenses (deducted directly from Fund assets)

                 Management fee/(5)(6)/ (%)                0.80
                 ----------------------------------------------
                 Distribution and service (12b-1) fees (%) 0.00
                 ----------------------------------------------
                 Other expenses/(5)/ (%)                   0.27
                 ----------------------------------------------
                 Total annual fund operating expenses (%)  1.07

(5) Management fee and other expenses have been restated to reflect contractual changes to the management fee and transfer agency fees for the Fund effective November 1, 2003.
(6) The Fund pays a management fee of 0.73% and an administration fee of 0.07%.

 Example Expenses (your actual costs may be higher or lower)

         1 Year                   3 Years                   5 Years                   10 Years
          $109                      $340                      $590                     $1,306

---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with Columbia Funds Services, Inc. or your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund and mailed to Columbia Funds
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund and
                   mailed to Columbia Funds Services, Inc., P.O. Box 8081,
                   Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Funds Distributor,
                   Inc. for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge if
                   exchanging from a money market fund. To exchange by
                   telephone, call 1-800-422-3737. Please see "How to Exchange
                   Shares" for more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.

                                                                             ---

Your Account



ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

   . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by Columbia Funds Distributor, Inc.;

   . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.; and

   . Any employee (or family member of an employee) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment

   . Clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee; and

   . Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

No minimum initial investment

   . Any client of Fleet National Bank or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet National Bank or the subsidiary);

   . A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Columbia Funds Distributor, Inc. or through a third-party broker-dealer;

   . Investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

   . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan, however, each investment requires a $25 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

---

Your Account



SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

       ------------------------------------------------------------------

         CHOOSING A SHARE CLASS
         The Fund offers one class of shares in this prospectus --
         Class Z.

         The Fund also offers five additional classes of shares --
         Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
       ------------------------------------------------------------------

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification number available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                             ---

Your Account



 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Columbia Funds
                   Distributor, Inc. at no additional cost. To exchange by
                   telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                   eligible guarantor that participates in the Medallion
                   Signature Guarantee Program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and
                   capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund is not intended for short-term or frequent trading in its shares. Short-term or excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund and any other funds distributed by Columbia Funds Distributor, Inc. reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive. See "How to Exchange Shares" above.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

---

Your Account



The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

Share Certificates Share certificates are not available for Class Z shares.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------

Distribution Options The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

                                                                             ---

Your Account


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100
Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of Columbia, including Fleet Investment Advisors Inc. (Fleet), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Fleet was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.73% of average daily net assets of the Fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Paul J. Berlinguet, co-head of the Large-Cap Growth Team of Columbia
Management, is a co-manager for the Fund and has co-managed the Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Management since October, 2003. Prior to joining Columbia Management in October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Technology Investment Team and a large-cap growth portfolio manager at Baring Asset Management.

Alexander S. Macmillan, co-head of the Large-Cap Growth Team and a senior vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since July, 2003. Mr. Macmillan has been associated with Columbia Management or its predecessors since 1989.

                                                                             ---

Financial Highlights
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the last five fiscal years, which run from October 1 to September 30, unless otherwise indicated. Information for Class Z shares prior to November 18, 2002, the date of reorganization, is for the former Trust shares of the Galaxy Equity Growth Fund. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the year ended October 31, 1998 has been derived from the Fund's financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.

 The Fund

                                                 Period ended
                                                September 30,                          Year ended October 31,
                                                2003/(a)(b)(c)/        2002          2001          2000         1999      1998
                                                   Class Z            Class Z       Class Z       Class Z      Class Z   Class Z
                                                --------------     -------       -------       ---------      ---------  -------
 Net asset value --
 Beginning of period ($)                             16.28           19.99         32.61           29.15          24.52    25.17
---------------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(d)/                         0.05/(e)/       0.07/(e)/     0.02            0.01/(e)/      0.03     0.09
   Net realized and unrealized gain (loss)
    on investments                                    1.57           (3.78)        (9.01)           5.18           6.50     3.20
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    1.62           (3.71)        (8.99)           5.19           6.53     3.29
---------------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                        (0.06)             --            --           (0.01)            --    (0.09)
   In excess of net investment income                   --              --            --              --             --    (0.01)
   From net realized gains                              --              --         (3.63)          (1.72)         (1.90)   (3.84)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders       (0.06)             --         (3.63)          (1.73)         (1.90)   (3.94)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                   17.84           16.28         19.99           32.61          29.15    24.52
---------------------------------------------------------------------------------------------------------------------------------
 Total return (%)/(f)/                                9.93/(g)(h)/  (18.51)/(h)/  (30.29)/(h)/     18.63          28.07    15.17
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Expenses/(i)/                                      0.99/(j)/       0.91          0.93            0.91           0.94     0.96
   Net investment income/(i)/                         0.30/(j)/       0.35          0.10            0.04           0.15     0.40
   Waiver/reimbursement                               0.02/(j)/       0.05          0.01              --             --       --
  Portfolio turnover rate (%)                           91/(g)/         43            48              54             53       60
  Net assets, end of period (000's) ($)            670,649         699,215       845,887       1,258,399      1,041,378  815,756

(a) On October 13, 2003, the Liberty Equity Growth Fund was redesignated the Columbia Large Cap Growth Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Trust shares were redesignated Liberty Equity Growth Fund, Class Z shares.
(d) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.05, $0.06, $0.02, $0.01, $0.03, and
    $0.09, respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Not annualized.
(h) Had the advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust): 811-4978

..  Columbia Large Cap Growth Fund (formerly named Liberty Equity Growth Fund)

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com
                                                               703-01/882Q-0104

Columbia Disciplined Value Fund         Prospectus, February 1, 2004
-------------------------------------------------------------------------------

Class A, B and C Shares

Advised by Columbia Management Advisors, Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goals........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Performance History.....................  3
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Sales Charges...........................  8
How to Exchange Shares.................. 11
How to Sell Shares...................... 11
Fund Policy on Trading of Fund Shares... 12
Distribution and Service Fees........... 13
Other Information About Your Account.... 13

MANAGING THE FUND                        15
--------------------------------------------
Investment Advisor...................... 15
Portfolio Managers...................... 15

FINANCIAL HIGHLIGHTS                     16
--------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, mainly common stocks that the Fund's investment advisor believes are undervalued. The Fund may invest in companies of all sizes, but invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The advisor starts with a universe of what it believes to be generally out-of-favor, undervalued securities (often called value stocks) that may subsequently increase in value. The advisor then uses a combination of proprietary systematic and fundamental analysis to identify stocks with improving fundamentals and other attractive characteristics that it believes will outperform their peers. The focus of systematic analysis is on bottom-up characteristics such as measures of valuation, quality and catalysts. This is then coupled with a top-down analysis of market and economic conditions to adjust the emphasis in the portfolio. The fundamental analysis is based on in-depth analysis from our research department that uses a variety of judgmental factors, including discounted cash flow analysis. The advisor uses a disciplined process to review the results and to assess the risks in both the overall portfolio and of the individual positions, versus the likelihood of outperformance. Fund holdings are reviewed frequently and are sold when analysis shows they are overvalued, the fundamentals have changed, or there are more attractive alternatives.

       ------------------------------------------------------------------
         Value stocks are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.
       ------------------------------------------------------------------

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

---

The Fund



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

                                                                             ---

The Fund



       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

         Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

         Beginning in 2003, the Fund's benchmark was changed to the Russell 1000 Value Index (Russell 1000 Index), an unmanaged index that tracks the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The advisor believes that the Russell 1000 Index, because of its greater emphasis on those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the
         Russell 1000 Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The Fund's returns are also compared to the average return of the funds included in the Lipper Multi-Cap Value Funds Category (Lipper Average), as
         calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund.
         Sales charges are not reflected in the Lipper Average.
       ------------------------------------------------------------------

 Calendar Year Total Returns (Class A)/(1)/

                                    [CHART]

1994    1995    1996    1997    1998   1999    2000   2001    2002     2003
-----  ------  ------  ------  ------  -----  ------  -----  -------  ------
3.51%  27.78%  21.09%  27.66%  23.75%  6.67%  -3.19%  4.79%  -29.72%  28.23%


                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +27.15%
                     Worst quarter: 3rd quarter 2002, -21.36%
(1) The calendar year total returns shown for Class A shares include returns of Retail A Shares of the Galaxy Equity Value Fund (Galaxy Fund), the predecessor to the Fund, for the periods prior to November 25, 2002, the date on which Class A shares were initially offered by the Fund. Class A shares would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares.

---

The Fund



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003

                                                               1 Year  5 Years     10 Years
Class A (%)
  Return Before Taxes                                          20.85   -1.68/(2)/   8.81/(2)/
  Return After Taxes on Distributions                          20.72   -3.41/(2)/   6.22/(2)/
  Return After Taxes on Distributions and Sale of Fund Shares  13.72   -2.07/(2)/   6.43/(2)/
---------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                          21.94   -1.57/(2)/   8.84/(2)/
  Return After Taxes on Distributions                          21.94   -3.33/(2)/   6.30/(2)/
  Return After Taxes on Distributions and Sale of Fund Shares  14.26   -1.97/(2)/   6.53/(2)/
---------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                          25.86   -1.33/(2)/   8.82/(2)/
  Return After Taxes on Distributions                          25.86   -3.07/(2)/   6.28/(2)/
  Return After Taxes on Distributions and Sale of Fund Shares  16.81   -1.76/(2)/   6.51/(2)/
---------------------------------------------------------------------------------------------
Russell 1000 Index (%)                                         30.03    3.56       11.88
---------------------------------------------------------------------------------------------
S&P 500 Index (%)                                              28.68   -0.57       11.07
---------------------------------------------------------------------------------------------
Lipper Average (%)                                             30.80    4.95       11.00

(2) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of Retail A Shares (for Class A shares) and Retail B Shares (for Class B and Class C shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class A, B and C shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the performance of Retail A Shares of the Galaxy Fund for periods prior to the inception of Retail B Shares (March 4, 1996). Class B and Class C shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class B and Class C shares exceed expenses paid by Retail A Shares. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Sales Charges are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
         .  Class B shares convert to Class A shares after eight years
       ------------------------------------------------------------------


                                                                             ---

The Fund


 Shareholder Fees/(3) /(paid directly from your investment)

                                                                       Class A   Class B Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       0.00    0.00
------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(4)/  5.00    1.00
------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(5)/    /(5)/   /(5)/

(3) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(5) There is a $7.50 charge for wiring sale proceeds to your bank.

 Annual Fund Operating Expenses (deducted directly from Fund assets)

                                                 Class A   Class B Class C
      Management fee/(6)/ (%)                    0.82       0.82    0.82
      --------------------------------------------------------------------
      Distribution and service (12b-1) fees (%)  0.25/(7)/  1.00    1.00
      --------------------------------------------------------------------
      Other expenses/(8)/ (%)                    0.32       0.32    0.32
      --------------------------------------------------------------------
      Total annual fund operating expenses (%)   1.39       2.14    2.14
      --------------------------------------------------------------------

(6) The Fund pays a management fee of 0.75% and an administration fee of 0.07%.
(7) The Fund may pay distribution and service fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.
(8) Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Fund effective November 1, 2003.

 Example Expenses (your actual costs may be higher or lower)

       Class                             1 Year 3 Years 5 Years 10 Years
       Class A:                           $708   $990   $1,292   $2,148
       -----------------------------------------------------------------
       Class B: did not sell your shares  $217   $670   $1,149   $2,282
                sold all your shares at
                the end of the period     $717   $970   $1,349   $2,282
       -----------------------------------------------------------------
       Class C: did not sell your shares  $217   $670   $1,149   $2,472
                sold all your shares at
                the end of the period     $317   $670   $1,149   $2,472

---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot
Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

    -----------------------------------------------------------------------

      INVESTMENT MINIMUMS
      Initial Investment.......................................... $1,000
      Subsequent Investments......................................    $50
      Automatic Investment Plan*..................................    $50
      Retirement Plan*............................................    $25
      * The initial investment minimum of $1,000 is waived on these plans.
      The Fund reserves the right to change these investment minimums.
      The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
    -----------------------------------------------------------------------

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to the transfer agent, Columbia
                   Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Funds Distributor,
                   Inc. for shares of the same class of the Fund at no
                   additional cost. There may be an additional charge if
                   exchanging from a money market fund. To exchange by
                   telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.

                                                                             ---

Your Account



SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

       ------------------------------------------------------------------

         CHOOSING A SHARE CLASS
         The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

         The Fund also offers three additional classes of shares --
         Class T, G and Z shares, exclusively to certain institutional and other investors through separate prospectuses.
       ------------------------------------------------------------------

Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class A Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
      Amount purchased                   price    investment    advisor
      Less than $50,000                   5.75       6.10        5.00
      --------------------------------------------------------------------
      $50,000 to less than $100,000       4.50       4.71        3.75
      --------------------------------------------------------------------
      $100,000 to less than $250,000      3.50       3.63        2.75
      --------------------------------------------------------------------
      $250,000 to less than $500,000      2.50       2.56        2.00
      --------------------------------------------------------------------
      $500,000 to less than $1,000,000    2.00       2.04        1.75
      --------------------------------------------------------------------
      $1,000,000 or more                  0.00       0.00        0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

---

Your Account



For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million

                Amount purchased                    Commission %
                Less than $3 million                    1.00
                ------------------------------------------------
                $3 million to less than $5 million      0.80
                ------------------------------------------------
                $5 million to less than $25 million     0.50
                ------------------------------------------------
                $25 million or more                     0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

       ------------------------------------------------------------------

         UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
         Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your
         shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
         time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
         longest.
       ------------------------------------------------------------------

Reduced Sales Charges for Larger Investments You may pay a lower sales charge when purchasing Class A shares through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your current purchase will receive the lower sales charge; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. You may also pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.

Class B shares Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

                                                                             ---

Your Account



Purchases of less than $250,000:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             5.00
                 ---------------------------------------------
                     Through second year            4.00
                 ---------------------------------------------
                     Through third year             3.00
                 ---------------------------------------------
                     Through fourth year            3.00
                 ---------------------------------------------
                     Through fifth year             2.00
                 ---------------------------------------------
                     Through sixth year             1.00
                 ---------------------------------------------
                     Longer than six years          0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares occurs eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your current purchase will be subject to the lower CDSC and the applicable reduced holding period; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders.

Purchases of $250,000 to less than $500,000:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              3.00
                 ---------------------------------------------
                    Through second year             2.00
                 ---------------------------------------------
                    Through third year              1.00
                 ---------------------------------------------
                    Longer than three years         0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

Purchases of $500,000 to less than $1 million:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                      Through first year            3.00
                 ---------------------------------------------
                      Through second year           2.00
                 ---------------------------------------------
                      Through third year            1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

---

Your Account



If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or to a financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

Class C shares Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

 Class C Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             1.00
                 ---------------------------------------------
                     Longer than one year           0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable
CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification number available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are

                                                                             ---

Your Account


attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                   distributed by Columbia Funds Distributor, Inc. at no
                   additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                   address below. In your letter of instruction, note the
                   Fund's name, share class, account number, and the dollar
                   value or number of shares you wish to sell. All account
                   owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock
                   exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program for amounts over
                   $100,000 or for alternate payee or mailing instructions.
                   Additional documentation is required for sales by
                   corporations, agents, fiduciaries, surviving joint owners
                   and individual retirement account owners. For details, call
                   1-800-345-6611.
                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                   available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                   reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund is not intended for short-term or frequent trading in its shares. Short-term or excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund and any other funds distributed by Columbia Funds Distributor, Inc., reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive. See "How to Exchange Shares" above.

---

Your Account



DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account--Sales Charges" for the conversion schedules applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

                                                                             ---

Your Account



Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------
Distribution Options The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

---

Managing the Fund
-------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100
Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of Columbia, including Fleet Investment Advisors Inc. (Fleet), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Fleet was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.75% of average daily net assets of the Fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Eric N. Remole, a managing director of Columbia Management and the head of the Structured Equity Group, is a co-manager of the Fund and has managed the Fund since January, 2003. He has managed structured core equity portfolios since
1984 and long-short market neutral portfolios since 1992. Mr. Remole joined Columbia Management in 2001 from Credit Suisse Asset Management, where he was the global head of the Structured Products Group. Prior to that he was at Chancellor/LGT Asset Management (now INVESCO New York), where he was a managing director and portfolio manager responsible for the firm's quantitative equity strategies.

Michael A. Welhoelter, a senior vice president of Columbia Management and a senior portfolio manager in the Structured Equity Group, is a co-manager of the Fund and has managed the Fund since January, 2003. He joined Columbia Management in 2001 from Credit Suisse Asset Management, where he was a portfolio manager for the Long/Short Market Neutral product and the Large Cap Core product in the Structured Products Group. Prior to joining Credit Suisse Asset Management he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management.

                                                                             ---

Financial Highlights
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal period since inception, which runs from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, have been audited by Ernst & Young LLP, independent auditors, whose report along, with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

 The Fund

                                                      Period ended
                                                     September 30,
                                                     2003/(a)(b)(c)/
                                                        Class A
                                                     --------------
             Net asset value --
             Beginning of period ($)                     10.06
            --------------------------------------------------------
             Income from Investment Operations ($):
               Net investment income/(d)/                 0.04
               Net realized and unrealized gain
                on investments                            0.92
            --------------------------------------------------------
              Total from Investment Operations            0.96
            --------------------------------------------------------
             Net asset value --
             End of period ($)                           11.02
            --------------------------------------------------------
             Total return (%)/(e)(f)/                     9.54
            --------------------------------------------------------
             Ratios to Average Net Assets/
             Supplemental Data (%):
               Expenses/(g)(h)/                           1.31
               Net investment income/(g)(h)/              0.49
              Portfolio turnover rate/(f)/ (%)              50
              Net assets, end of period (000's) ($)        903

(a) On October 13, 2003, the Liberty Equity Value Fund was redesignated the Columbia Disciplined Value Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

---

Financial Highlights


 The Fund

                                                      Period ended
                                                     September 30,
                                                     2003/(a)(b)(c)/
                                                        Class B
                                                     --------------
             Net asset value --
             Beginning of period ($)                      9.67
            --------------------------------------------------------
             Income from Investment Operations ($):
               Net investment loss/(d)/                  (0.02)
               Net realized and unrealized gain
                on investments                            0.84
            --------------------------------------------------------
              Total from Investment Operations            0.82
            --------------------------------------------------------
             Net asset value --
             End of period                               10.49
            --------------------------------------------------------
             Total return (%)/(e)(f)/                     8.48
            --------------------------------------------------------
             Ratios to Average Net Assets/
             Supplemental Data (%):
               Expenses/(g)(h)/                           2.26
               Net investment loss/(g)(h)/               (0.27)
              Portfolio turnover rate (%)/(f)/              50
              Net assets, end of period (000's) ($)        338

(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

                                                                             ---

Financial Highlights


 The Fund

                                                      Period ended
                                                     September 30,
                                                     2003/(a)(b)(c)/
                                                        Class C
                                                     --------------
             Net asset value --
             Beginning of period ($)                      9.67
            --------------------------------------------------------
             Income from Investment Operations ($):
               Net investment loss/(d)(e)/               (0.05)
               Net realized and unrealized gain
                on investments                            0.85
            --------------------------------------------------------
              Total from Investment Operations            0.80
            --------------------------------------------------------
             Net asset value --
             End of period                               10.47
            --------------------------------------------------------
             Total return (%)/(f)(g)/                     8.27
            --------------------------------------------------------
             Ratios to Average Net Assets/
             Supplemental Data (%):
               Expenses/(h)(i)/                           2.49
               Net investment loss/(h)(i)/               (0.60)
               Waiver/reimbursement/(i)/                  0.49
              Portfolio turnover rate (%)/(g)/              50
              Net assets, end of period (000's) ($)         24

(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment loss before reimbursement of certain expenses for the period ended September 30, 2003 was $(0.09).
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

---

Notes
-------------------------------------------------------------------------------

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                                                                             19

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust): 811-4978

..  Columbia Disciplined Value Fund (formerly named Liberty Equity Value Fund)

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com

                                                               731-01/881Q-0104

Columbia Disciplined Value Fund         Prospectus, February 1, 2004
--------------------------------------------------------------------

Class T and G Shares

Advised by Columbia Management Advisors, Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goals........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Performance History.....................  3
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Sales Charges...........................  8
How to Exchange Shares.................. 10
How to Sell Shares...................... 10
Fund Policy on Trading of Fund Shares... 11
Distribution and Service Fees........... 11
Other Information About Your Account.... 12


MANAGING THE FUND                        14
--------------------------------------------
Investment Advisor...................... 14
Portfolio Managers...................... 14

FINANCIAL HIGHLIGHTS                     15
--------------------------------------------

Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee




The Fund
-------------------------------------------------------------------------------

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, mainly common stocks that the Fund's investment advisor believes are undervalued. The Fund may invest in companies of all sizes, but invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The advisor starts with a universe of what it believes to be generally out-of-favor, undervalued securities (often called value stocks) that may subsequently increase in value. The advisor then uses a combination of proprietary systematic and fundamental analysis to identify stocks with improving fundamentals and other attractive characteristics that it believes will outperform their peers. The focus of systematic analysis is on bottom-up characteristics such as measures of valuation, quality and catalysts. This is then coupled with a top-down analysis of market and economic conditions to adjust the emphasis in the portfolio. The fundamental analysis is based on in-depth analysis from our research department that uses a variety of judgmental factors, including discounted cash flow analysis. The advisor uses a disciplined process to review the results and to assess the risks in both the overall portfolio and of the individual positions, versus the likelihood of outperformance. Fund holdings are reviewed frequently and are sold when analysis shows they are overvalued, the fundamentals have changed, or there are more attractive alternatives.

       ------------------------------------------------------------------
         Value stocks are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.
       ------------------------------------------------------------------

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

---

2


The Fund



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stock of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

                                                                             ---

                                                                             3


The Fund



       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class T share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

         Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

         Beginning in 2003, the Fund's benchmark was changed to the Russell 1000 Value Index (Russell 1000 Index), an unmanaged index that tracks the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's
         returns were compared to the Standard & Poor's 500 Index
         (S&P 500 Index), an unmanaged index that tracks the
         performance of 500 widely held, large-capitalization US
         stocks. The advisor believes that the Russell 1000 Index, because of its greater emphasis on those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values, more accurately reflects
         the type of securities in which the Fund invests. The
         Fund's average annual returns for the one-year, five-year
         and ten-year periods are shown compared to the Russell 1000 Index, as well as the Fund's previous benchmark, the S&P
         500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not
         professionally managed. The Fund's returns are also
         compared to the average return of the funds included in the Lipper Multi-Cap Value Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the
         Fund. Sales charges are not reflected in the Lipper Average.
       ------------------------------------------------------------------

 Calendar Year Total Returns (Class T)/(1)/

                                    [CHART]

 1994    1995    1996    1997    1998    1999    2000    2001   2002    2003
------  ------  ------  ------  ------  ------  ------- ------ ------  ------
3.51%   27.78%  21.09%  27.66%  23.75%   6.67%  -3.19%  4.79% -29.72%  28.06%



                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +27.15%
                     Worst quarter: 3rd quarter 2002, -21.36%
(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Equity Value Fund (Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date on which Class T shares were initially offered by the Fund.

---

4


The Fund



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003

                                                               1 Year  5 Years     10 Years
Class T (%)
  Return Before Taxes                                          20.70   -1.70/(2)/   8.79/(2)/
  Return After Taxes on Distributions                          20.46   -3.45/(2)/   6.20/(2)/
  Return After Taxes on Distributions and Sale of Fund Shares  12.70   -1.68/(2)/   6.48/(2)/
---------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                          22.05   -1.69/(2)/   8.85/(2)/
  Return After Taxes on Distributions                          22.05   -3.46/(2)/   6.30/(2)/
  Return After Taxes on Distributions and Sale of Fund Shares  13.54   -1.63/(2)/   6.61/(2)/
---------------------------------------------------------------------------------------------
Russell 1000 Index (%)                                         30.03    3.56       11.88
---------------------------------------------------------------------------------------------
S&P 500 Index (%)                                              28.68   -0.57       11.07
---------------------------------------------------------------------------------------------
Lipper Average (%)                                             30.80    4.95       11.00

(2) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares), for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on September 1, 1988. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Sales Charges are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.
         Except as noted below, the table does not take into account any expense reduction arrangements discussed in the
         footnotes to the Annual Fund Operating Expenses table. It
         uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
         .  Class G shares convert to Class T shares after eight
            years
       ------------------------------------------------------------------

                                                                             ---

                                                                             5


The Fund



 Shareholder Fees/(3)/ (paid directly from your investment)

                                                                       Class T   Class G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       0.00
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(4)/  5.00
----------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(5)/    /(5)/

(3) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.
(5) There is a $7.50 charge for wiring sale proceeds to your bank.

 Annual Fund Operating Expenses (deducted directly from Fund assets)

                                                   Class T    Class G
        Management fee/(6)/ (%)                    0.82       0.82
        ---------------------------------------------------------------
        Distribution and service (12b-1) fees (%)  0.00       0.95/(7)/
        ---------------------------------------------------------------
        Other expenses/(9)/ (%)                    0.62/(8)/  0.32
        ---------------------------------------------------------------
        Total annual fund operating expenses (%)   1.44       2.09
        ---------------------------------------------------------------

(6) The Fund pays a management fee of 0.75% and an administration fee of 0.07%.
(7) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.
(8) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.
(9) Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Fund effective November 1, 2003.

 Example Expenses (your actual costs may be higher or lower)

       Class                             1 Year 3 Years 5 Years 10 Years
       Class T                            $713  $1,004  $1,317   $2,200
       -----------------------------------------------------------------
       Class G: did not sell your shares  $212  $  655  $1,124   $2,255
                sold all your shares
                at the end of the period  $712  $1,055  $1,424   $2,255

---

6


Your Account
-------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot
Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

    -----------------------------------------------------------------------

      INVESTMENT MINIMUMS
      Initial Investment.......................................... $1,000
      Subsequent Investments......................................    $50
      Automatic Investment Plan*..................................    $50
      Retirement Plan*............................................    $25
      * The initial investment minimum of $ 1,000 is waived on these plans.
      The Fund reserves the right to change these investment minimums.
      The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
    -----------------------------------------------------------------------

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging Class T or Class G
                   shares you own in a different fund distributed by Columbia
                   Funds Distributor, Inc. for shares of the same class of the
                   Fund at no additional cost. There may be an additional
                   charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in ''good form.'' You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.

                                                                             ---

                                                                             7


Your Account



SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

Class T shares Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class T Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
      Amount purchased                   price    investment    advisor
      Less than $50,000                   5.75       6.10        5.00
      --------------------------------------------------------------------
      $50,000 to less than $100,000       4.50       4.71        3.75
      --------------------------------------------------------------------
      $100,000 to less than $250,000      3.50       3.63        2.75
      --------------------------------------------------------------------
      $250,000 to less than $500,000      2.50       2.56        2.00
      --------------------------------------------------------------------
      $500,000 to less than $1,000,000    2.00       2.04        1.75
      --------------------------------------------------------------------
      $1,000,000 or more                  0.00       0.00        0.00

Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million

      Amount purchased                                        Commission %
      Less than $3 million                                        1.00
      --------------------------------------------------------------------
      $3 million to less than $5 million                          0.80
      --------------------------------------------------------------------
      $5 million to less than $25 million                         0.50
      --------------------------------------------------------------------
      $25 million or more                                         0.25

The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

---

8


Your Account



       ------------------------------------------------------------------

         UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
         Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
         time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
         longest.
       ------------------------------------------------------------------

Reduced Sales Charges for Larger Investments You may pay a lower sales charge when purchasing Class T shares through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your current purchase will receive the lower sales charge; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. You may also pay a lower sales charge when purchasing Class T shares by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.

Class G shares Your purchases of Class G shares are made at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class G shares as described in the chart below.

 Class G Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              5.00
                 ---------------------------------------------
                    Through second year             4.00
                 ---------------------------------------------
                    Through third year              4.00
                 ---------------------------------------------
                    Through fourth year             4.00
                 ---------------------------------------------
                    Through fifth year              3.00
                 ---------------------------------------------
                    Through sixth year              2.00
                 ---------------------------------------------
                    Through seventh year            1.00
                 ---------------------------------------------
                    Longer than seven years         0.00

Commission to financial advisors is 4.00%.

Automatic conversion to Class T shares occurs eight years after purchase.

                                                                             ---

                                                                             9


Your Account



Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and Class G shares, once exchanged for Class A or Class B shares, may not be further exchanged for Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification number available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

---

10


Your Account



 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (or
                   Class A and Class B shares, for Class T and Class G shares, respectively) of another fund distributed by Columbia Funds
                   Distributor, Inc. at no additional cost. To exchange by
                   telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                   address below. In your letter of instruction, note the
                   Fund's name, share class, account number, and the dollar
                   value or number of shares you wish to sell. All account
                   owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock
                   exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program for amounts over
                   $100,000 or for alternate payee or mailing instructions.
                   Additional documentation is required for sales by
                   corporations, agents, fiduciaries, surviving joint owners
                   and individual retirement account owners. For details, call
                   1-800-345-6611.
                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                   available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                   reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund is not intended for short-term or frequent trading in its shares. Short-term or excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund and any other funds distributed by Columbia Funds Distributor, Inc. reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive. See "How to Exchange Shares" above.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your

                                                                             ---

                                                                             11


Your Account


investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after a certain number of years, eliminating a portion of these fees upon conversion. Conversion may occur six or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account--Sales Charges" or the Statement of Additional Information for the conversion schedules applicable to Class G shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------

---

12


Your Account



Distribution Options The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                                                                             ---

                                                                             13


Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100
Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of Columbia, including Fleet Investment Advisors Inc. (Fleet), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Fleet was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.75% of average daily net assets of the Fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Eric N. Remole, a managing director of Columbia Management and the head of the Structured Equity Group, is a co-manager of the Fund and has managed the Fund since January, 2003. He has managed structured core equity portfolios since
1984 and long-short market neutral portfolios since 1992. Mr. Remole joined Columbia Management in 2001 from Credit Suisse Asset Management, where he was the global head of the Structured Products Group. Prior to that he was at Chancellor/LGT Asset Management (now INVESCO New York), where he was a managing director and portfolio manager responsible for the firm's quantitative equity strategies.

Michael A. Welhoelter, a senior vice president of Columbia Management and a senior portfolio manager in the Structured Equity Group, is a co-manager of the Fund and has managed the Fund since January, 2003. He joined Columbia Management in 2001 from Credit Suisse Asset Management, where he was a portfolio manager for the Long/Short Market Neutral product and the Large Cap Core product in the Structured Products Group. Prior to joining Credit Suisse Asset Management he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management.

---

14


Financial Highlights
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from October 1 to September 30, unless otherwise indicated. Information for Class T shares and Class G shares prior to November 25, 2002, the date of reorganization, is for the former Retail A shares and Retail B shares, respectively, of the Galaxy Equity Value Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the year ended October 31, 1998 has been derived from the Fund's financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.

 The Fund

                                                 Period ended
                                                September 30,                  Year ended October 31,
                                                2003/(a)(b)(c)/  2002        2001         2000       1999     1998
                                                   Class T      Class T     Class T      Class T    Class T  Class T
                                                --------------  -------  -------       -------      -------  -------
 Net asset value --
 Beginning of period ($)                              9.58        12.48    17.05         18.28        16.50    18.21
---------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(d)/                  0.03/(e)/   (0.05)   (0.02)        (0.02)       (0.03)    0.03
   Net realized and unrealized gain (loss)
    on investments                                    1.39        (2.50)   (1.66)         1.25         2.42     1.50
---------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    1.42        (2.55)   (1.68)         1.23         2.39     1.53
---------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                           --           --       --         (0.01)          --    (0.04)
   In excess of net investment income                   --           --       --            --/(f)/      --       --
   From net realized gains                              --        (0.35)   (2.89)        (2.45)       (0.61)   (3.20)
---------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders          --        (0.35)   (2.89)        (2.46)       (0.61)   (3.24)
---------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                   11.00         9.58    12.48         17.05        18.28    16.50
---------------------------------------------------------------------------------------------------------------------
 Total return (%)/(g)/                               14.82/(h)/  (21.31)  (10.27)/(i)/    7.83        14.63     9.88
---------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Expenses/(j)/                                      1.50/(k)/    1.41     1.39          1.36         1.37     1.37
   Net investment income (loss)/(j)/                  0.35/(k)/   (0.38)   (0.17)        (0.10)       (0.16)    0.15
   Waiver/reimbursement                                 --           --     0.01            --           --       --
  Portfolio turnover rate (%)                           50/(h)/      99      127            72           75       82
  Net assets, end of period (000's) ($)            127,993      123,085  180,435       226,836      258,332  234,730

(a) On October 13, 2003, the Liberty Equity Value Fund was redesignated the Columbia Disciplined Value Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were redesignated Liberty Equity Value, Class T shares.
(d) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.03, $(0.05), $(0.02),
    $(0.02), $(0.03), and $0.03, respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Not annualized.
(i) Had the advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                                                                             ---

                                                                             15


Financial Highlights



 The Fund

                                              Period ended
                                             September 30,                 Year ended October 31,
                                             2003/(a)(b)(c)/   2002      2001         2000      1999    1998
                                                Class G       Class G   Class G      Class G   Class G Class G
                                             --------------   ------- -------      -------     ------- -------
 Net asset value --
 Beginning of period ($)                           9.21        12.10   16.73        18.08       16.44   18.24
--------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(d)/                       (0.04)/(e)/  (0.19)  (0.10)       (0.15)      (0.15)  (0.08)
   Net realized and unrealized gain (loss)
    on investments                                 1.33        (2.35)  (1.64)        1.25        2.40    1.48
--------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 1.29        (2.54)  (1.74)        1.10        2.25    1.40
--------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                           --        (0.35)  (2.89)       (2.45)      (0.61)  (3.20)
--------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                10.50         9.21   12.10        16.73       18.08   16.44
--------------------------------------------------------------------------------------------------------------
 Total return (%)/(f)/                            14.01/(g)/  (21.85) (11.00)/(h)/   7.12/(h)/  13.81    9.07
--------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Expenses/(i)/                                   2.31/(j)/    2.18    2.13         2.09        2.08    2.06
   Net investment loss/(i)/                       (0.47)/(j)/  (1.15)  (0.91)       (0.83)      (0.87)  (0.54)
   Waiver/reimbursement                              --           --    0.02         0.03          --      --
  Portfolio turnover rate (%)                        50/(g)/      99     127           72          75      82
  Net assets, end of period (000's) ($)          11,074       16,791  25,776       30,555      30,988  23,103

(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were redesignated Liberty Equity Value, Class G shares.
(d) Net investment loss per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.04), $(0.19), $(0.10), $(0.15), $(0.15)
    and $(0.08), respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Not annualized.
(h) Had the advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

---

16


Notes
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                                                                             17


Notes


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18


Notes

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                                                                             ---

                                                                             19


FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust): 811-4978

..  Columbia Disciplined Value Fund (formerly named Liberty Equity Value Fund)


--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com

                                                               731-01/879Q-0104

Columbia Disciplined Value Fund         Prospectus, February 1, 2004
-------------------------------------------------------------------------------

Class Z Shares

Advised by Columbia Management Advisors, Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goals........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Performance History.....................  3
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Eligible Investors......................  8
Sales Charges...........................  9
How to Exchange Shares..................  9
How to Sell Shares......................  9
Fund Policy on Trading of Fund Shares... 10
Other Information About Your Account.... 10

MANAGING THE FUND                        13
--------------------------------------------
Investment Advisor...................... 13
Portfolio Managers...................... 13

FINANCIAL HIGHLIGHTS                     14
--------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, mainly common stocks that the Fund's investment advisor believes are undervalued. The Fund may invest in companies of all sizes, but invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The advisor starts with a universe of what it believes to be generally out-of-favor, undervalued securities (often called value stocks) that may subsequently increase in value. The advisor then uses a combination of proprietary systematic and fundamental analysis to identify stocks with improving fundamentals and other attractive characteristics that it believes will outperform their peers. The focus of systematic analysis is on bottom-up characteristics such as measures of valuation, quality and catalysts. This is then coupled with a top-down analysis of market and economic conditions to adjust the emphasis in the portfolio. The fundamental analysis is based on in-depth analysis from our research department that uses a variety of judgmental factors, including discounted cash flow analysis. The advisor uses a disciplined process to review the results and to assess the risks in both the overall portfolio and of the individual positions, versus the likelihood of outperformance. Fund holdings are reviewed frequently and are sold when analysis shows they are overvalued, the fundamentals have changed, or there are more attractive alternatives.

        ----------------------------------------------------------------
          Value stocks are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.
        ----------------------------------------------------------------

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

---

The Fund



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

                                                                             ---

The Fund



       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

         Average Annual Total Returns are a measure of the Fund's
         Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.

         Beginning in 2003, the Fund's benchmark was changed to the Russell 1000 Value Index (Russell 1000 Index), an unmanaged index that tracks the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The advisor believes that the Russell 1000 Index, because of its greater emphasis on those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the
         Russell 1000 Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The Fund's returns are also compared to the average return of the funds included in the Lipper Multi-Cap Value Funds Category (Lipper Average), as
         calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund.
         Sales charges are not reflected in the Lipper Average.
       ------------------------------------------------------------------

 Calendar Year Total Returns (Class Z)/(1)/

                                    [CHART]

1994    1995    1996    1997    1998    1999    2000   2001    2002      2003
-----  ------  ------  ------  ------  ------  ------  -----  -------   ------
3.56%  28.45%  21.61%  28.08%  24.15%   7.08%  -2.90%  5.34%  -29.51%   28.65%

                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +27.21%
                     Worst quarter: 3rd quarter 2002, -21.27%

(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Equity Value Fund (Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund.

---

The Fund



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003

                                                               1 Year  5 Years     10 Years
Class Z (%)
  Return Before Taxes                                          28.65   -0.13/(2)/   9.83/(2)/
  Return After Taxes on Distributions                          28.47   -1.90/(2)/   7.15/(2)/
  Return After Taxes on Distributions and Sale of Fund Shares  18.86   -0.79/(2)/   7.29/(2)/
---------------------------------------------------------------------------------------------
Russell 1000 Index (%)                                         30.03    3.56       11.88
---------------------------------------------------------------------------------------------
S&P 500 Index (%)                                              28.68   -0.57       11.07
---------------------------------------------------------------------------------------------
Lipper Average (%)                                             30.80    4.95       11.00

(2) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
       ------------------------------------------------------------------

                                                                             ---

The Fund



 Shareholder Fees/(3) /(paid directly from your investment)

  Maximum sales charge (load) on purchases (%)
  (as a percentage of the offering price)                               0.00
  ----------------------------------------------------------------------------
  Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or redemption price) 0.00
  ----------------------------------------------------------------------------
  Redemption fee (%)
  (as a percentage of amount redeemed, if applicable)                   /(4)/

(3) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) There is a $7.50 charge for wiring sale proceeds to your bank.

 Annual Fund Operating Expenses (deducted directly from Fund assets)

                 Management fee/(5)/ (%)                   0.82
                 ----------------------------------------------
                 Distribution and service (12b-1) fees (%) 0.00
                 ----------------------------------------------
                 Other expenses/(6)/ (%)                   0.32
                 ----------------------------------------------
                 Total annual fund operating expenses (%)  1.14
                 ----------------------------------------------

(5) The Fund pays a management fee of 0.75% and an administration fee of 0.07%.
(6) Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Fund effective November 1, 2003.

 Example Expenses (your actual costs may be higher or lower)

         1 Year                   3 Years                   5 Years                   10 Years
          $116                      $362                      $628                     $1,386

---

Your Account
-------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with Columbia Funds Services, Inc. or your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund and mailed to Columbia Funds
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund and
                   mailed to Columbia Funds Services, Inc., P.O. Box 8081,
                   Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Funds Distributor,
                   Inc. for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge if
                   exchanging from a money market fund. To exchange by
                   telephone, call 1-800-422-3737. Please see "How to Exchange
                   Shares" for more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.

                                                                             ---

Your Account



ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

   . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by Columbia Funds Distributor, Inc.;

   . Any trustee or director (or family member or a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.; and

   . Any employee (or family member of an employee) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment

   . Clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee; and

   . Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

No minimum initial investment

   . Any client of Fleet National Bank or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet National Bank or the subsidiary);

   . A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Columbia Funds Distributor, Inc. or through a third-party broker-dealer;

   . Investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

   . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan, however, each investment requires a $25 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

---

Your Account



SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

       ------------------------------------------------------------------

         CHOOSING A SHARE CLASS
         The Fund offers one class of shares in this prospectus --
         Class Z.

         The Fund also offers five additional classes of shares --
         Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
       ------------------------------------------------------------------

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification number available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                             ---

Your Account



 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Columbia Funds
                   Distributor, Inc. at no additional cost. To exchange by
                   telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                   eligible guarantor that participates in the Medallion
                   Signature Guarantee Program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and
                   capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund is not intended for short-term or frequent trading in its shares. Short-term or excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund and any other funds distributed by Columbia Funds Distributor, Inc. reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive. See "How to Exchange Shares" above.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

---

Your Account



The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

Share Certificates Share certificates are not available for Class Z shares.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------

Distribution Options The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

                                                                             ---

Your Account



Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

---

Managing the Fund
-------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100
Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of Columbia, including Fleet Investment Advisors Inc. (Fleet), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Fleet was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.75% of average daily net assets of the Fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Eric N. Remole, a managing director of Columbia Management and the head of the Structured Equity Group, is a co-manager of the Fund and has managed the Fund since January, 2003. He has managed structured core equity portfolios since
1984 and long-short market neutral portfolios since 1992. Mr. Remole joined Columbia Management in 2001 from Credit Suisse Asset Management, where he was the global head of the Structured Products Group. Prior to that he was at Chancellor/LGT Asset Management (now INVESCO New York), where he was a managing director and portfolio manager responsible for the firm's quantitative equity strategies.

Michael A. Welhoelter, a senior vice president of Columbia Management and a senior portfolio manager in the Structured Equity Group, is a co-manager of the Fund and has managed the Fund since January, 2003. He joined Columbia Management in 2001 from Credit Suisse Asset Management, where he was a portfolio manager for the Long/Short Market Neutral product and the Large Cap Core product in the Structured Products Group. Prior to joining Credit Suisse Asset Management he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management.

                                                                             ---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the last five fiscal years, which run from October 1 to September 30, unless otherwise indicated. Information for Class Z shares prior to November 25, 2002, the date of reorganization, is for the former Trust shares of the Galaxy Equity Value Fund. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the year ended October 31, 1998 has been derived from the Fund's financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.

 The Fund

                                                 Period ended
                                                September 30,                  Year ended October 31,
                                                2003/(a)(b)(c)/  2002     2001       2000         1999       1998
                                                   Class Z      Class Z  Class Z    Class Z      Class Z    Class Z
                                                --------------  -------  -------  -------      -------      -------
 Net asset value --
 Beginning of period ($)                              9.75        12.65    17.17    18.35        16.51        18.21
--------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(d)/                  0.08/(e)/   (0.02)    0.02     0.04         0.03         0.08
   Net realized and unrealized gain (loss)
    on investments                                    1.41        (2.53)   (1.65)    1.25         2.42         1.49
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.49        (2.55)   (1.63)    1.29         2.45         1.57
--------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                           --           --       --    (0.02)          --        (0.07)
   In excess of net investment income                   --           --       --       --/(f)/      --           --
   From net realized gains                              --        (0.35)   (2.89)   (2.45)       (0.61)       (3.20)
--------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders          --        (0.35)   (2.89)   (2.47)       (0.61)       (3.27)
--------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                   11.24         9.75    12.65    17.17        18.35        16.51
--------------------------------------------------------------------------------------------------------------------
 Total return (%)/(g)/                               15.28/(h)/  (20.96)   (9.91)    8.22        15.04/(i)/   10.27
--------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Expenses/(j)/                                      1.04/(k)/    0.98     1.00     1.00         1.02         1.03
   Net investment income/(j)/                         0.82/(k)/    0.05     0.22     0.26         0.19         0.49
   Waiver/reimbursement                                 --           --       --       --         0.01           --
  Portfolio turnover rate (%)                           50/(h)/      99      127       72           75           82
  Net assets, end of period (000's) ($)            224,137      167,867  152,002  164,864      281,064      254,432

(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, the Galaxy Equity Value Fund, Trust shares were redesignated Liberty Equity Value, Class Z shares.
(d) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.08, ($0.02), $0.02,
    $0.04, $0.03 and $0.08, respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested.
(h) Not annualized.
(i) Had the advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

---

Notes
-------------------------------------------------------------------------------

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                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust): 811-4978

..  Columbia Disciplined Value Fund (formerly named Liberty Equity Value Fund)

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com

                                                               731-01/878Q-0104

Columbia Large Cap Core Fund            Prospectus, February 1, 2004
-------------------------------------------------------------------------------


Class A, B and C Shares


Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  3
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Sales Charges...........................  9
How to Exchange Shares.................. 13
How to Sell Shares...................... 13
Fund Policy on Trading of Fund Shares... 14
Distribution and Service Fees........... 14
Other Information About Your Account.... 14



MANAGING THE FUND                        17
--------------------------------------------
Investment Advisor...................... 17
Portfolio Managers...................... 17

FINANCIAL HIGHLIGHTS                     18
--------------------------------------------


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, primarily common stocks, of U.S. companies with large market capitalizations (generally over $2 billion) that the Fund's investment advisor believes offer attractive return potential from stock price appreciation and dividends. The advisor focuses on stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company.

        ----------------------------------------------------------------
          A company's market capitalization is the price of a share
          of its stock, multiplied by the number of shares held by
          investors.
        ----------------------------------------------------------------

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor believes that holding the security is no longer consistent with the Fund's investment goal. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset

---

The Fund


classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges./ /The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years./ /The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.



        ----------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class A share performance for each of the last ten complete calendar years./(1) /They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both fund expenses and current sales charges./(2)/

          The Fund's returns are compared to the Standard & Poor's
          500 Index (S&P 500 Index), an unmanaged index that tracks
          the performance of 500 widely held large-capitalization
          U.S. stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Unlike the Fund,
          indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
        ----------------------------------------------------------------


                                                                             ---

The Fund



 Calendar Year Total Returns (Class A)/(1)/

                                    [CHART]

1994    1995    1996    1997    1998   1999    2000   2001    2002    2003
-----  ------  ------  ------  ------  -----  -----  ------  ------- ------
4.83%  29.34%  19.85%  29.19%  15.86%  6.98%  3.86%  -5.85%  -24.97% 22.14%



                     For period shown in bar chart:
                     Best quarter: 4th quarter 1998, +20.82%
                     Worst quarter: 3rd quarter 2002, -19.00%



(1) The calendar year total returns shown for Class A shares for periods prior to December 9, 2002, the date on which Class A shares were initially offered by the Fund, include the returns of Prime A Shares of the Galaxy Growth & Income Fund (the Galaxy Fund), the predecessor to the Fund. The returns shown for Class A shares also include the returns of Retail A Shares for periods prior to the inception of Prime A Shares of the Galaxy Fund (November 1, 1998). Class A shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares.


---

The Fund



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2003



                                                               1 Year 5 Years/(2)/ 10 Years/(2)/
Class A (%)
  Return Before Taxes                                          15.08     -2.01         8.20
  Return After Taxes on Distributions                          15.03     -2.83         6.25
  Return After Taxes on Distributions and Sale of Fund Shares   9.85     -1.63         6.23
------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                          16.61     -1.90         8.43
  Return After Taxes on Distributions                          16.59     -2.61         6.55
  Return After Taxes on Distributions and Sale of Fund Shares  10.81     -1.74         6.52
------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                          20.51     -1.58         8.42
  Return After Taxes on Distributions                          20.49     -2.28         6.54
  Return After Taxes on Distributions and Sale of Fund Shares  13.35     -1.48         6.51
------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                              28.68     -0.57        11.07




(2) The returns for Class A and Class B shares include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to December 9, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charge applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A and Prime B Shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Prime B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to December 9, 2002, the date on which Class C shares were initially offered. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the inception of Prime B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Retail A and Prime B Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Prime B Shares. Retail A Shares were initially offered on February 12, 1993.




                                                                             ---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Sales Charges are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
         .  Class B shares convert to Class A shares after eight years
       ------------------------------------------------------------------



 Shareholder Fees/(3) /(paid directly from your investment)



                                                                       Class A   Class B Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       0.00    0.00
------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(4)/  5.00    1.00
------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(5)/    /(5)/   /(5)/


(3) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.


(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.


(5) There is a $7.50 charge for wiring sale proceeds to your bank.


 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                 Class A   Class B Class C
     Management fees/(6)/ (%)                    0.82       0.82    0.82
     ---------------------------------------------------------------------
     Distribution and service (12b-1) fees (%)   0.25/(7)/  1.00    1.00
     ---------------------------------------------------------------------
     Other expenses/(8)/ (%)                     0.30       0.30    0.30
     ---------------------------------------------------------------------
     Total annual fund operating expenses/ /(%)  1.37       2.12    2.12




(6) The Fund pays a management fee of 0.75% and an administration fee of 0.07%.


(7) The Fund may pay distribution and service (12b-1) fees of up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.25% for shareholder services and up to 0.10% for distribution services), but will limit such fees to an aggregate fee of not more than 0.25% during the current fiscal year.


(8) Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Fund effective November 1, 2003.


---

The Fund



 Example Expenses (your actual costs may be higher or lower)


       Class                             1 Year 3 Years 5 Years 10 Years
       Class A                           $ 706   $984   $1,282   $2,127
       -----------------------------------------------------------------
       Class B: did not sell your shares $ 215   $664   $1,139   $2,261
                sold all your shares at
                the end of the period    $715    $964   $1,339   $2,261
       -----------------------------------------------------------------
       Class C: did not sell your shares $ 215   $664   $1,139   $2,452
                sold all your shares at
                the end of the period    $315    $664   $1,139   $2,452


                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.


    -----------------------------------------------------------------------

      INVESTMENT MINIMUMS
      Initial Investment.......................................... $1,000
      Subsequent Investments......................................    $50
      Automatic Investment Plan*..................................    $50
      Retirement Plan*............................................    $25
      * The initial investment minimum of $1,000 is waived on these plans.
      The Fund reserves the right to change these investment minimums.
      The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
    -----------------------------------------------------------------------

 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts send a completed application and check
(new account)      made payable to the Fund and mail to the transfer agent,
                   Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Funds Distributor,
                   Inc. for shares of the same class of the Fund at no
                   additional cost. There may be an additional charge if
                   exchanging from a money market fund. To exchange by
                   telephone, call 1-800-422-3737. Please see "How to Exchange
                   Shares" for more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------


---

Your Account



 Method           Instructions
 Automated dollar You may purchase shares of the Fund for your account by
 cost averaging   exchanging $100 or more each month from another fund for
                  shares of the same class of the Fund at no additional cost.
                  You must have a current balance of at least $5,000 in the
                  fund the money is coming from. Exchanges will continue so
                  long as your fund balance is sufficient to complete the
                  transfers. You may terminate your program or change the
                  amount of the exchange (subject to the $100 minimum) by
                  calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
 -----------------------------------------------------------------------------
 By dividend      You may automatically invest dividends distributed by
 diversification  another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                  Fund, call 1-800-345-6611.


SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

        ----------------------------------------------------------------

          CHOOSING A SHARE CLASS
          The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

          The Fund also offers three additional classes of shares -- Class T, G and Z shares exclusively to certain institutional and other investors through separate
          prospectuses.
        ----------------------------------------------------------------


Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


 Class A Sales Charges


                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
     Amount purchased                    price    investment    advisor
     Less than $ 50,000                   5.75       6.10        5.00
     ---------------------------------------------------------------------
     $ 50,000 to less than $ 100,000      4.50       4.71        3.75
     ---------------------------------------------------------------------
     $ 100,000 to less than $250,000      3.50       3.63        2.75
     ---------------------------------------------------------------------
     $ 250,000 to less than $500,000      2.50       2.56        2.00
     ---------------------------------------------------------------------
     $ 500,000 to less than $1,000,000    2.00       2.04        1.75
     ---------------------------------------------------------------------
     $1,000,000 or more                   0.00       0.00        0.00


                                                                             ---

Your Account




Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million

                Amount purchased                    Commission %
                Less than $3 million                    1.00
                ------------------------------------------------
                $3 million to less than $5 million      0.80
                ------------------------------------------------
                $5 million to less than $25 million     0.50
                ------------------------------------------------
                $25 million or more                     0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.


       ------------------------------------------------------------------

         UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
         Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your
         shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
         time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell
         shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
         longest.
       ------------------------------------------------------------------



Reduced Sales Charges for Larger Investments You may pay a lower sales charge when purchasing Class A shares through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your current purchase will receive the lower sales charge; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. You may also pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a


---

Your Account



reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.


Class B shares Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

Purchases of less than $250,000

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             5.00
                 ---------------------------------------------
                     Through second year            4.00
                 ---------------------------------------------
                     Through third year             3.00
                 ---------------------------------------------
                     Through fourth year            3.00
                 ---------------------------------------------
                     Through fifth year             2.00
                 ---------------------------------------------
                     Through sixth year             1.00
                 ---------------------------------------------
                     Longer than six years          0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your current purchase will be subject to the lower CDSC and the applicable reduced holding period; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders.


Purchases of $250,000 to less than $500,000:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              3.00
                 ---------------------------------------------
                    Through second year             2.00
                 ---------------------------------------------
                    Through third year              1.00
                 ---------------------------------------------
                    Longer than three years         0.00


                                                                             ---

Your Account


Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

Purchases of $500,000 to less than $1 million:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                      Through first year            3.00
                 ---------------------------------------------
                      Through second year           2.00
                 ---------------------------------------------
                      Through third year            1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.


If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.


Please see the Statement of Additional Information for the CDSCs and conversion schedule applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund into the Fund.

Class C shares Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

 Class C Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             1.00
                 ---------------------------------------------
                     Longer than one year           0.00

---

Your Account



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification number available when calling.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.


When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                   distributed by Columbia Funds Distributor, Inc. at no
                   additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is $
                   100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------


                                                                             ---

Your Account



  Method          Instructions
  By mail         You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                  address below. In your letter of instruction, note the
                  Fund's name, share class, account number, and the dollar
                  value or number of shares you wish to sell. All account
                  owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock
                  exchange or another eligible guarantor institution that
                  participates in the Medallion Signature Guarantee Program
                  for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for
                  sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For
                  details, call 1-800-345-6611.
                  Mail your letter of instruction to Columbia Funds Services,
                  Inc., P.O. Box 8081, Boston, MA 02266-8081.
  ----------------------------------------------------------------------------
  By wire         You may sell shares of the Fund and request that the
                  proceeds be wired to your bank. You must set up this
                  feature prior to your telephone request. Be sure to
                  complete the appropriate section of the account application for this feature.
  ----------------------------------------------------------------------------
  By systematic   You may automatically sell a specified dollar amount or
  withdrawal plan percentage of your account on a monthly, quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                  available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                  reinvested. Be sure to complete the appropriate section of the account application for this feature.
  ----------------------------------------------------------------------------
  By electronic   You may sell shares of the Fund and request that the
  funds transfer  proceeds be electronically transferred to your bank.
                  Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                  request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund is not intended for short-term or frequent trading in its shares. Short-term or excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund and any other funds distributed by Columbia Funds Distributor, Inc. reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. See "How to Exchange Shares" above.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account--Sales Charges" for the conversion schedule applicable to Class B shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.


---

Your Account



When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.



Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value) your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.


Share Certificates Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------


Distribution Options The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.



If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

                                                                             ---

Your Account



 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.



In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------



Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.



On April 1, 2003, several advisory subsidiaries of Columbia, including Fleet Management Advisors, Inc. (Fleet), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Fleet was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.



For the 2003 fiscal year, aggregate advisory fees paid to the advisor by the Fund not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.75% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------



Sean P. Wilson, CFA, is a co-manager of the Fund and has managed the Fund since October 2003. Mr. Wilson is also co-head of Columbia Management's institutional large cap core equity team. Prior to joining the advisor in June 2003, Mr. Wilson was managing director, director of equity research and senior portfolio manager at Rockefeller & Company.



Michael R. Pelosi, CFA, is a co-manager of the Fund and has managed the Fund since October 2003. Mr. Pelosi joined the advisor in 1986, and is also co-head of Columbia Management's institutional large cap core equity team.



Other members of the advisor's institutional large cap core equity team also participate in the management of the Fund.


                                                                             ---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from October 1 to September 30, unless otherwise indicated. Information for Class A shares and Class B shares prior to December 9, 2002, the date of reorganization, is for Prime A shares and Prime B shares, respectively, of the Galaxy Growth & Income Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


 The Fund


                                                             Period ended
                                                            September 30,                Year ended October 31,
                                                            2003/(a)(b)(c)/    2002         2001        2000      1999/(d)/
                                                               Class A        Class A      Class A     Class A     Class A
                                                               -------      -------      -------      -------     --------
 Net asset value --
 Beginning of period ($)                                        10.08        12.74        16.41        16.00       14.88
-----------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(e)/                                    0.03/(f)/    0.03/(f)/    0.02         0.04        0.11/(f)/
   Net realized and unrealized gain (loss) on investments        1.16        (2.23)       (2.38)        1.34        2.03
-----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              1.19        (2.20)       (2.36)        1.38        2.14
-----------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                   (0.05)       (0.02)       (0.03)       (0.06)      (0.11)
   In excess of net investment income                              --           --           --/(g)/      --          --
   From net realized capital gains                                 --        (0.44)       (1.28)       (0.91)      (0.91)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                  (0.05)       (0.46)       (1.31)       (0.97)      (1.02)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                              11.22        10.08        12.74        16.41       16.00
-----------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(h)/                                         11.82/(i)/  (18.14)/(j)/ (15.34)/(j)/   9.27/(j)/  14.81/(j)/
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets/Supplemental Data (%):
   Expenses/(k)/                                                 1.48/(l)/    1.28         1.19         1.14        1.15
   Net investment income/(k)/                                    0.37/(l)/    0.25         0.22         0.30        0.66
   Waiver/reimbursement                                            --         0.24         0.03         0.10        0.15
  Portfolio turnover rate (%)                                      55/(i)/      13           19           42          20
  Net assets, end of period (000' s) ($)                        7,570           15           60          156         150





(a) On October 13, 2003, the Liberty Large Cap Core Fund was redesignated the Columbia Large Cap Core Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) On December 9, 2002, the Galaxy Growth & Income Fund, Prime A shares were redesignated Liberty Large Cap Core Fund, Class A shares.


(d) The Fund began issuing Prime A shares on November 1, 1998.


(e) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.04 $0.01, $0.02, $0.03 and $0.09,
    respectively.


(f) Per share data was calculated using average shares outstanding during the period.


(g) Rounds to less than $0.01.


(h) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.


(i) Not annualized.


(j) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.


(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(l) Annualized.


---

Financial Highlights



 The Fund


                                                             Period ended
                                                            September 30,                 Year ended October 31,
                                                            2003/(a)(b)(c)/    2002         2001        2000       1999/(d)/
                                                               Class B        Class B      Class B     Class B     Class B
                                                               -------      -------      -------      -------     --------
 Net asset value --
 Beginning of period ($)                                         9.90        12.59        16.32        15.97       14.88
------------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(e)/                                     (0.04)/(f)/  (0.06)/(f)/  (0.07)       (0.07)      (0.01)/(f)/
   Net realized and unrealized gain (loss) on investments        1.14        (2.19)       (2.38)        1.33        2.03
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              1.10        (2.25)       (2.45)        1.26        2.02
------------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                   (0.01)          --           --           --       (0.02)
   From net realized capital gains                                 --        (0.44)       (1.28)       (0.91)      (0.91)
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                  (0.01)       (0.44)       (1.28)       (0.91)      (0.93)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                              10.99         9.90        12.59        16.32       15.97
------------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(g)/                                         11.12/(h)/  (18.75)/(i)/ (15.95)/(i)/   8.38/(i)/  13.98/(i)/
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets/Supplemental Data (%):
   Expenses/(j)/                                                 2.19/(k)/    2.02         1.96         1.89        1.90
   Net investment loss/(j)/                                     (0.38)/(k)/  (0.49)       (0.55)       (0.45)      (0.09)
   Waiver/reimbursement                                            --         0.02         0.04         0.18        0.27
  Portfolio turnover rate (%)                                      55/(h)/      13           19           42          20
  Net assets, end of period (000's) ($)                         1,755           55          109          129         129





(a) On October 13, 2003, the Liberty Large Cap Core Fund was redesignated the Columbia Large Cap Core Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) On December 9, 2002, the Galaxy Growth & Income Fund, Prime B shares were redesignated Liberty Large Cap Core Fund, Class B shares.


(d) The Fund began issuing Prime B shares on November 1, 1998.


(e) Net investment loss per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.03), $(0.06), $(0.07), $(0.10) and $(0.05),
    respectively.


(f) Per share data was calculated using average shares outstanding during the period.


(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.


(h) Not annualized.


(i) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.


(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(k) Annualized.


                                                                             ---

Financial Highlights




 The Fund



                                                            Period ended
                                                           September 30,
                                                           2003/(a)(b)(c)/
                                                              Class C
                                                           --------------
      Net Asset Value,
      Beginning of Period ($)                                  10.21
     ---------------------------------------------------------------------
      Income from Investment Operations:
        Net investment loss/(d)/                               (0.04)
        Net realized and unrealized gain on investments         0.83
     ---------------------------------------------------------------------
       Total from Investment Operations                         0.79
     ---------------------------------------------------------------------
      Less Distributions Declared
      to Shareholders:
        From net investment income                             (0.01)
        Net Asset Value, End of Period ($)                     10.99
     ---------------------------------------------------------------------
       Total Return/(e)(f)/ (%)                                 7.74
     ---------------------------------------------------------------------
      Ratios to Average Net Assets/Supplemental Data (%):
        Expenses/(g)(h)/                                        2.18
        Net investment loss/(g)(h)/                            (0.42)
       Portfolio turnover rate/(f)/                               55
       Net assets, end of period (000's) ($)                     223



(a) On October 13, 2003, the Liberty Large Cap Core Fund was redesignated the Columbia Large Cap Core Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.


(d) Per share data was calculated using average shares outstanding during the period.


(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.


(f) Not annualized.


(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(h) Annualized.


---

Notes
-------------------------------------------------------------------------------

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                                                                             ---

Notes


================================================================================

---

Notes


================================================================================

                                                                            ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Columbia Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750

www.columbiafunds.com



Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.



You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust) 811-4978



.. Columbia Large Cap Core Fund (formerly named Liberty Large Cap Core Fund)


--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com


                                                               701-01/896Q-0104

Columbia Large Cap Core Fund Prospectus, February 1, 2004
--------------------------------------------------------------------


Class T and G Shares


Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  3
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Sales Charges...........................  8
How to Exchange Shares.................. 10
How to Sell Shares...................... 10
Fund Policy on Trading of Fund Shares... 11
Distribution and Service Fees........... 11
Other Information About Your Account.... 12


MANAGING THE FUND                        14
--------------------------------------------
Investment Advisor...................... 14
Portfolio Managers...................... 14

FINANCIAL HIGHLIGHTS                     15
--------------------------------------------


Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, primarily common stocks, of U.S. companies with large market capitalizations (generally over $2 billion) that the Fund's investment advisor believes offer attractive return potential from stock price appreciation and dividends. The advisor focuses on stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company.

        ----------------------------------------------------------------
          A company's market capitalization is the price of a share
          of its stock, multiplied by the number of shares held by
          investors.
        ----------------------------------------------------------------

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor believes that holding the security is no longer consistent with the Fund's investment goal. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate

---

The Fund


drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.



       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class T share performance for each complete calendar year since the Fund commenced operations./(1)/ They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

         Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and life of the Fund periods. They include the effect of Fund expenses. The table shows the returns of each share class and includes the sales charges./(2)/

         The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held large-capitalization U.S.
         stocks listed on the New York Stock Exchange, the American
         Stock Exchange and NASDAQ. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
       ------------------------------------------------------------------


                                                                             ---

The Fund



 Calendar Year Total Returns (Class T)/(1)/




                                    [CHART]


 1994    1995    1996    1997    1998   1999     2000    2001    2002     2003
 ----    ----    ----    ----    ----   ----     ----    ----    ----    ------
4.83%   29.34%  19.85%  29.19%  15.71%  6.86%   3.65%   -5.95%  -25.11%  22.18%


                     For period shown in bar chart:
                     Best quarter: 4th quarter 1998, +20.66%
                     Worst quarter: 3rd quarter 2002, -19.07%



(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Growth & Income Fund (the Galaxy
    Fund), the predecessor to the Fund, for periods prior to December 9, 2002, the date on which Class T shares were initially offered by the Fund.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2003



                                                               1 Year 5 Years/(2)/ 10 Years/(2)/
Class T (%)
  Return Before Taxes                                          15.20     -2.12         8.12
  Return After Taxes on Distributions                          15.14     -2.91         6.20
  Return After Taxes on Distributions and Sale of Fund Shares   9.93     -1.99         6.19
------------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                          16.37     -2.18         8.13
  Return After Taxes on Distributions                          16.36     -2.90         6.33
  Return After Taxes on Distributions and Sale of Fund Shares  10.66     -1.98         6.31
------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                              28.68     -0.57        11.07



(2) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to December 9, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares.



---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Sales Charges are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees, shareholder service fees and other administrative costs including pricing and custody services and administration.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.
         Except as noted, the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expense table. It uses the
         following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
         .  Class G shares convert to Class T shares after eight years
       ------------------------------------------------------------------



 Shareholder Fees/(3) /(paid directly from your investment)



                                                              Class T    Class G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                        5.75        0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
 redemption price)                                             1.00/(4)/   5.00
--------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)             /(5)/     /(5)/


(3) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.


(4) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.


(5) There is a $7.50 charge for wiring sale proceeds to your bank.


                                                                             ---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                   Class T    Class G
        Management fees/(6)/ (%)                   0.82       0.82
        ---------------------------------------------------------------
        Distribution and service (12b-1) fees (%)  0.00       0.95/(7)/
        ---------------------------------------------------------------
        Other expenses/(9)/ (%)                    0.60/(8)/  0.30
        ---------------------------------------------------------------
        Total annual fund operating expenses (%)   1.42       2.07
        ---------------------------------------------------------------


(6)  The Fund pays a management fee of 0.75% and an administration fee of 0.07%.


(7) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.


(8) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.




(9) Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Fund effective November 1, 2003.


 Example Expenses (your actual costs may be higher or lower)


       Class                             1 Year 3 Years 5 Years 10 Years
       Class T                            $711    $998  $1,307   $2,179
       -----------------------------------------------------------------
       Class G: did not sell your shares  $210  $  649  $1,114   $2,234
                sold all your shares at
                the end of the period     $710  $1,049  $1,414   $2,234


---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.


    -----------------------------------------------------------------------

      INVESTMENT MINIMUMS
      Initial Investment.......................................... $1,000
      Subsequent Investments......................................    $50
      Automatic Investment Plan*..................................    $50
      Retirement Plan*............................................    $25
      * The initial investment minimum of $ 1,000 is waived on these plans.
      The Fund reserves the right to change these investment minimums.
      The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
    -----------------------------------------------------------------------

 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For existing accounts fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund and
                   mail to Columbia Funds Services, Inc., P.O. Box 8081,
                   Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging Class T or Class G
                   shares you own in a different fund distributed by Columbia
                   Funds Distributor, Inc. for shares of the same class of the
                   Fund at no additional cost. There may be an additional
                   charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737. Please see "How to
                   Exchange Shares" for more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.


                                                                             ---

Your Account



SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


Class T shares Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


 Class T Sales Charges


                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
      Amount purchased                   price    investment    advisor
      Less than $50,000                   5.75       6.10        5.00
      --------------------------------------------------------------------
      $50,000 to less than $100,000       4.50       4.71        3.75
      --------------------------------------------------------------------
      $100,000 to less than $250,000      3.50       3.63        2.75
      --------------------------------------------------------------------
      $250,000 to less than $500,000      2.50       2.56        2.00
      --------------------------------------------------------------------
      $500,000 to less than $1,000,000    2.00       2.04        1.75
      --------------------------------------------------------------------
      $1,000,000 or more                  0.00       0.00        0.00



Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.


For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million

                Amount purchased                    Commission %
                Less than $3 million                    1.00
                ------------------------------------------------
                $3 million to less than $5 million      0.80
                ------------------------------------------------
                $5 million to less than $25 million     0.50
                ------------------------------------------------
                $25 million or more                     0.25

---

Your Account



The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.


       ------------------------------------------------------------------

         UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
         Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
         time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
         longest.
       ------------------------------------------------------------------



Reduced Sales Charges for Larger Investments You may pay a lower sales charge when purchasing Class T shares through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your current purchase will receive the lower sales charge; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. You may also pay a lower sales charge when purchasing Class T shares by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.


Class G shares Your purchases of Class G shares are made at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class G shares as described in the chart below.

 Class G Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              5.00
                 ---------------------------------------------
                    Through second year             4.00
                 ---------------------------------------------
                    Through third year              4.00
                 ---------------------------------------------
                    Through fourth year             4.00
                 ---------------------------------------------
                    Through fifth year              3.00
                 ---------------------------------------------
                    Through sixth year              2.00
                 ---------------------------------------------
                    Through seventh year            1.00
                 ---------------------------------------------
                    Longer than seven years         0.00

                                                                             ---

Your Account



Commission to financial advisors is 4.00%.

Class G shares will automatically convert to Class T shares eight years after purchase.

Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and Class G shares, once exchanged for Class A or Class B shares, may not be further exchanged for Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification number available when calling.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.


When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

---

Your Account



 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day' s price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (or
                   Class A and Class B shares, for Class T and Class G shares, respectively) of another fund distributed by Columbia Funds
                   Distributor, Inc. at no additional cost. To exchange by
                   telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                   Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                   period. You do not need to set up this feature in advance
                   of your call. Certain restrictions apply to retirement
                   accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                   address below. In your letter of instruction, note the
                   Fund's name, share class, account number, and the dollar
                   value or number of shares you wish to sell. All account
                   owners must sign the letter, and signatures must be
                   guaranteed by either a bank, a member firm of a national
                   stock exchange or another eligible guarantor institution
                   that participates in the Medallion Signature Guarantee
                   Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving
                   joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                   available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                   reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund is not intended for short-term or frequent trading in its shares. Short-term or excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund and any other funds distributed by Columbia Funds Distributor, Inc. reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. See "How to Exchange Shares" above.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your

                                                                             ---

Your Account



investment and may cost you more than paying other types of sales charges.
Class G shares automatically convert to Class T shares after a certain number of years, eliminating a portion of these fees upon conversion. Conversion may occur six or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account-Sales Charges" or the Statement of Additional Information for the conversion schedule applicable to Class G shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.


When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.



Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value) your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid the penalty.


Share Certificates Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------


---

Your Account



Distribution Options The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.



If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.



In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------



Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.



On April 1, 2003, several advisory subsidiaries of Columbia, including Fleet Management Advisors, Inc. (Fleet), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Fleet was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.



For the 2003 fiscal year, aggregate advisory fees paid to the advisor by the Fund not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.75% of average daily net assets of the Fund.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------



Sean P. Wilson, CFA, is a co-manager of the Fund and has managed the Fund since October 2003. Mr. Wilson is also co-head of Columbia Management's institutional large cap core equity team. Prior to joining the advisor in June 2003, Mr. Wilson was managing director, director of equity research and senior portfolio manager at Rockefeller & Company.



Michael R. Pelosi, CFA is a co-manager of the Fund and has managed the Fund since October 2003. Mr. Pelosi joined the advisor in 1986, and is also co-head of Columbia Management's institutional large cap core equity team.



Other members of the advisor's institutional large cap core equity team also participate in the management of the Fund.


---

Financial Highlights
-------------------------------------------------------------------------------






The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from October 1 to September 30, unless otherwise indicated. Information for Class A shares and Class B shares prior to December 9, 2002, the date of reorganization, is for Prime A shares and Prime B shares, respectively, of the Galaxy Growth & Income Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


 The Fund


                                  Period ended
                                 September 30,                         Year ended October 31,
                                 2003/(a)(b)(c)/     2002          2001         2000         1999         1998
                                   Class T//        Class T       Class T      Class T      Class T      Class T
                                 --------------  -------       -------       -------      -------      -------
 Net asset value --
 Beginning of period ($)              10.05        12.70         16.37         15.98        14.87        16.24
-------------------------------------------------------------------------------------------------------------------
 Income from Investment
 Operations ($):
   Net investment income/(d)/          0.04/(e)/    0.02/(e)/     0.02          0.02         0.08/(e)/    0.12
   Net realized and
    unrealized gain (loss) on
    investments                        1.14        (2.22)        (2.39)         1.33         2.02         1.32
-------------------------------------------------------------------------------------------------------------------
   Total from Investment
    Operations                         1.18        (2.20)        (2.37)         1.35         2.10         1.44
-------------------------------------------------------------------------------------------------------------------
 Less Distributions
 Declared to Shareholders ($):
   From net investment income         (0.05)       (0.01)        (0.02)        (0.05)       (0.08)       (0.13)
   In excess of net
    investment income                    --           --            --/(f)/       --/(f)/      --           --
   From net realized capital
    gains                                --        (0.44)        (1.28)        (0.91)       (0.91)       (2.68)
-------------------------------------------------------------------------------------------------------------------
 Total Distributions Declared
   to Shareholders                    (0.05)       (0.45)        (1.30)        (0.96)       (0.99)       (2.81)
-------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                    11.18        10.05         12.70         16.37        15.98        14.87
-------------------------------------------------------------------------------------------------------------------
 Total return (%)/(g)/                11.76/(h)/  (18.16)/(i)/  (15.46)/(i)/    9.06/(i)/   14.56/(i)/    9.93/(i)/
-------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net
 Assets/Supplemental Data (%):
   Expenses/(j)/                       1.46/(k)/    1.35          1.34          1.28         1.28         1.28
   Net investment income/(j)/          0.45/(k)/    0.18          0.07          0.16         0.53         0.75
   Waiver/reimbursement                  --         0.01          0.02          0.09         0.10         0.07
   Portfolio turnover rate (%)           55/(h)/      13            19            42           20           38
   Net assets, end of period
    (000's) ($)                     185,938      180,269       259,884       217,423      232,110      214,110





(a) On October 13, 2003, the Liberty Large Cap Core Fund was redesignated the Columbia Large Cap Core Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) On December 9, 2002, the Galaxy Growth & Income Fund, Retail A shares were redesignated Liberty Large Cap Core Fund, Class T shares.


(d) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.04, $0.02, $0.02, $0.01, $0.07 and
    $0.10, respectively.


(e) Per share data was calculated using average shares outstanding during the period.


(f) Rounds to less than $0.01 per share.


(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.


(h) Not annualized.


(i) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.


(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(k) Annualized.


                                                                             ---

Financial Highlights


 The Fund


                                                 Period ended
                                                September 30,                     Year ended October 31,
                                                2003/(a)(b)(c)/       2002       2001    2000      1999         1998
                                                   Class G           Class G    Class G Class G   Class G      Class G
                                                --------------     -------      ------- ------- -------      -------
 Net asset value --
 Beginning of period ($)                              9.82          12.50        16.23   15.90   14.83        16.23
------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(d)/                          (0.02)/(e)/    (0.06)/(e)/  (0.09)  (0.10)  (0.04)/(e)/     --/(f)/
   Net realized and unrealized gain (loss) on
    investments                                       1.10          (2.18)       (2.36)   1.34    2.02         1.31
------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                   1.08          (2.24)       (2.45)   1.24    1.98         1.31
------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                        (0.01)            --           --      --      --        (0.03)
   From net realized capital gains                      --          (0.44)       (1.28)  (0.91)  (0.91)       (2.68)
------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders       (0.01)         (0.44)       (1.28)  (0.91)  (0.91)       (2.71)
------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                   10.89           9.82        12.50   16.23   15.90        14.83
------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(g)/                              11.00/(h)(i)/ (18.80)/(i)/ (16.11)   8.35   13.72/(i)/    9.09
------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental
 Data (%):
   Expenses/(j)/                                      2.19/(k)/      2.08         2.05    2.04    2.03         2.02
   Net investment income/(j)/                        (0.28)/(k)/    (0.55)       (0.64)  (0.60)  (0.22)        0.01
   Waiver/reimbursement                               0.05/(k)/      0.02           --      --    0.01           --
   Portfolio turnover rate (%)                          55/(h)/        13           19      42      20           38
   Net assets, end of period (000's) ($)            28,917         31,407       48,512  61,857  62,366       53,216





(a) On October 13, 2003, the Liberty Large Cap Core Fund was redesignated the Columbia Large Cap Core Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) On December 9, 2002, the Galaxy Growth & Income Fund, Retail B shares were redesignated Liberty Large Cap Core Fund, Class G shares.


(d) Net investment loss per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.02), $(0.07), $(0.09), $(0.10), $(0.04)
    and $0.00, respectively.


(e) Per share data was calculated using average shares outstanding during the period.


(f) Rounds to less than $0.01 per share.


(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.


(h) Not annualized.


(i) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.


(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(k) Annualized.


---

Notes
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                                                                             17

Notes


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18

Notes


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                                                                             19

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Columbia Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750

www.columbiafunds.com



Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.



You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust): 811-4978



..  Columbia Large Cap Core Fund (formerly named Liberty Large Cap Core Fund)


--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com


                                                               701-01/895Q-0104

Columbia Large Cap Core Fund            Prospectus, February 1, 2004
-------------------------------------------------------------------------------


Class Z Shares


Advised by Columbia Management Advisors Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS



THE FUND                                 2
--------------------------------------------
Investment Goal......................... 2
Principal Investment Strategies......... 2
Principal Investment Risks.............. 2
Performance History..................... 3
Your Expenses........................... 5

YOUR ACCOUNT                             6
--------------------------------------------
How to Buy Shares....................... 6
Eligible Investors...................... 7
Sales Charges........................... 8
How to Exchange Shares.................. 8
How to Sell Shares...................... 8
Fund Policy on Trading of Fund Shares... 9
Other Information About Your Account.... 9



                            MANAGING THE FUND    12
                            ------------------------
                            Investment Advisor.. 12
                            Portfolio Managers.. 12

                            FINANCIAL HIGHLIGHTS 13
                            ------------------------

Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, primarily common stocks, of U.S. companies with large market capitalizations (generally over $2 billion) that the Fund's investment advisor believes offer attractive return potential from stock price appreciation and dividends. The advisor focuses on stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company.

       ------------------------------------------------------------------
         A company's market capitalization is the price of a share
         of its stock, multiplied by the number of shares held by
         investors.
       ------------------------------------------------------------------

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor believes that holding the security is no longer consistent with the Fund's investment goal. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset

---

The Fund


classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares./ /The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years./ /The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.



       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations./(1)/ They include the effects of Fund expenses.

         Average Annual Total Returns are a measure of the Fund's
         Class Z average performance over the past one-year, five-year and ten-year periods./(2) /They include the effects of Fund expenses.

         The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held large-capitalization U.S.
         stocks listed on the New York Stock Exchange, the American
         Stock Exchange and NASDAQ. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
       ------------------------------------------------------------------


                                                                             ---

The Fund



 Calendar Year Total Returns (Class Z)/(1)/

                                    [CHART]

1994    1995    1996    1997    1998   1999   2000    2001    2002     2003
-----  ------  ------  ------  ------  -----  -----  ------  -------  ------
5.12%  29.67%  20.20%  29.66%  15.96%  7.09%  3.95%  -5.56%  -24.86%  22.83%


                     For period shown in bar chart:
                     Best quarter: 4th quarter 1998, +20.76%
                     Worst quarter: 3rd quarter 2002, -18.91%



(1) The calendar year total returns shown include returns of Trust Shares of the Galaxy Growth & Income Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to December 9, 2002, the date on which Class Z shares were initially offered by the Fund, and returns of Trust Shares of a separate portfolio of the Shawmut Funds (the "Shawmut Funds"), the predecessor to the Galaxy Fund, for periods prior to December 4, 1995.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2003



                                                               1 Year 5 Years/(2)/ 10 Years/(2)/
Class Z (%)
  Return Before Taxes                                          22.83     -0.60         9.10
  Return After Taxes on Distributions                          22.49     -1.52         7.05
  Return After Taxes on Distributions and Sale of Fund Shares  13.99     -0.56         6.96
------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                              28.68     -0.57        11.07

(2) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to December 9, 2002, the date on which Class Z shares were initially offered by the Fund, and returns of Trust Shares of the Shawmut Fund (whose shares were initially offered on December 14, 1992), for periods prior to December 14, 1995.

---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
       ------------------------------------------------------------------



 Shareholder Fees/(3) /(paid directly from your investment)



  Maximum sales charge (load) on purchases (%)
  (as a percentage of the offering price)                                0.00
  ---------------------------------------------------------------------------
  Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or redemption price)  0.00
  ---------------------------------------------------------------------------
  Redemption fee (%)
  (as a percentage of amount redeemed, if applicable)                   /(4)/


(3) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.


(4) There is a $7.50 charge for wiring sale proceeds to your bank.


 Annual Fund Operating Expenses (deducted directly from Fund assets)


                 Management fees/(5)/ (%)                  0.82
                 ----------------------------------------------
                 Distribution and service (12b-1) fees (%) 0.00
                 ----------------------------------------------
                 Other expenses/(6)/ (%)                   0.30
                 ----------------------------------------------
                 Total annual fund operating expenses (%)  1.12


(5) The Fund pays a management fee of 0.75% and an administration fee of 0.07%.


(6) Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Fund effective November 1, 2003.


 Example Expenses (your actual costs may be higher or lower)


                        1 Year 3 Years 5 Years 10 Years
                         $114   $356    $617    $1,363


                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with Columbia Funds Services, Inc., or your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.


 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts send a completed application and check
(new account)      made payable to the Fund and mailed to Columbia Funds
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund and
                   mailed to Columbia Funds Services, Inc., P.O. Box 8081,
                   Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Funds Distributor,
                   Inc. for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge if
                   exchanging from a money market fund. To exchange by
                   telephone, call 1-800-422-3737. Please see "How to Exchange
                   Shares" for more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.


---

Your Account



ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment


   . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by Columbia Funds Distributor, Inc.;



   . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.; and



   . Any employee (or family member of an employee) of FleetBoston Financial Corporation or its subsidiaries.


$100,000 minimum initial investment


   . Clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee; and



   . Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.


No minimum initial investment


   . Any client of Fleet National Bank or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet National Bank or the subsidiary);



   . A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Columbia Funds Distributor, Inc. or through a third-party broker-dealer;



   . Investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and



   . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.



The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan, however, each investment requires a $25 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


                                                                             ---

Your Account



SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

        ----------------------------------------------------------------

          CHOOSING A SHARE CLASS
          The Fund offers one class of shares in this prospectus --
          Class Z.

          The Fund also offers five additional classes of shares -- Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are
          investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other
          classes.
        ----------------------------------------------------------------

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for Class Z or Class A shares (only if Class Z is not offered) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification number available when calling.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.


When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

---

Your Account



 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Columbia Funds
                   Distributor, Inc. at no additional cost. To exchange by
                   telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter, and signatures must be guaranteed by either a
                   bank, a member firm of a national stock exchange or another eligible guarantor institution that participates in the
                   Medallion Signature Guarantee Program for amounts over
                   $100,000 or for alternate payee or mailing instructions.
                   Additional documentation is required for sales by
                   corporations, agents, fiduciaries, surviving joint owners
                   and individual retirement account owners. For details, call
                   1-800-345-6611.
                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and
                   capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund is not intended for short-term or frequent trading in its shares. Short-term or excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and any other funds distributed by Columbia Funds Distributor, Inc.), reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. See "How to Exchange Shares" above.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

How the Fund's Share Price is Determined The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.


When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

                                                                             ---

Your Account


The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.



Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value) your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.


Share Certificates Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------


Distribution Options The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.



If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

---

Your Account



Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.



In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------



Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.



On April 1, 2003, several advisory subsidiaries of Columbia, including Fleet Management Advisors, Inc. (Fleet), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Fleet was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.



For the 2003 fiscal year, aggregate advisory fees paid to the advisor by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.75% of average daily net assets of the Fund.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------



Sean P. Wilson, CFA, is a co-manager of the Fund and has managed the Fund since October 2003. Mr. Wilson is also co-head of Columbia Management's institutional large cap core equity team. Prior to joining the advisor in June 2003, Mr. Wilson was managing director, director of equity research and senior portfolio manager at Rockefeller & Company.



Michael R. Pelosi, CFA is a co-manager of the Fund and has managed the Fund since October 2003. Mr. Pelosi joined the advisor in 1986, and is also co-head of Columbia Management's institutional large cap core equity team.



Other members of the advisor's institutional large cap core equity team also participate in the management of the Fund.


---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the last five fiscal years, which run from October 1 to September 30, unless otherwise indicated. Information for Class Z shares prior to December 9, 2002, the date of reorganization, is for the former Trust shares of the Galaxy Growth & Income Fund. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the year ended October 31, 1998 has been derived from the Fund's financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


 The Fund


                                                 Period ended
                                                September 30,                      Year ended October 31,
                                                2003/(a)(b)(c)/     2002         2001         2000         1999       1998
                                                   Class Z         Class Z      Class Z      Class Z      Class Z    Class Z
                                                --------------  -------       -------      -------      -------      -------
 Net asset value --
 Beginning of period ($)                             10.11        12.77         16.43        16.02        14.90        16.28
-----------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(d)/                         0.08/(e)/    0.07/(e)/     0.06         0.08         0.13/(e)/    0.15
   Net realized and unrealized gain (loss) on
    investments                                       1.15        (2.23)        (2.39)        1.32         2.02         1.31
-----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                   1.23        (2.16)        (2.33)        1.40         2.15         1.46
-----------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                        (0.09)       (0.06)        (0.05)       (0.08)       (0.12)       (0.16)
   In excess of net investment income                   --           --            --/(f)/      --/(f)/      --           --
   From net realized capital gains                      --        (0.44)        (1.28)       (0.91)       (0.91)       (2.68)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders       (0.09)       (0.50)        (1.33)       (0.99)       (1.03)       (2.84)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                   11.25        10.11         12.77        16.43        16.02        14.90
-----------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(g)/                              12.20/(h)/  (17.85)/(i)/  (15.12)        9.38        14.85        10.10
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental
 Data (%):
   Expenses/(j)/                                      1.03/(k)/    0.97          0.97         1.00         1.05         1.03
   Net investment income/(j)/                         0.89/(k)/    0.56          0.44         0.44         0.76         1.00
   Waiver/reimbursement                                 --         0.03            --           --           --           --
  Portfolio turnover rate (%)                           55/(h)/      13            19           42           20           38
  Net assets, end of period (000's) ($)            190,195      340,496       460,302      678,398      309,106      254,060





(a) On October 13, 2003, the Liberty Large Cap Core Fund was redesignated the Columbia Large Cap Core Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) On December 9, 2002, the Galaxy Growth & Income Fund, Trust shares were redesignated Liberty Large Cap Core Fund, Class Z shares.


(d) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.08, $0.06, $0.06, $0.08, $0.13 and
    $0.15 respectively.


(e) Per share data was calculated using average shares outstanding during the period.


(f) Rounds to less than $0.01 per share.


(g) Total return at net asset value assuming all distributions reinvested.


(h) Not annualized.


(i) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.


(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(k) Annualized.


                                                                             ---

Notes
-------------------------------------------------------------------------------

================================================================================

---

Notes


================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Columbia Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750

www.columbiafunds.com



Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.



You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust): 811-4978



..  Columbia Large Cap Core Fund (formerly named Liberty Large Cap Core Fund)


--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com




                                                               701-01/888Q-0104

Columbia Dividend Income Fund           Prospectus, February 1, 2004
-------------------------------------------------------------------------------

Class A, B and C Shares

Advised by Columbia Management Advisors, Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Sales Charges...........................  9
How to Exchange Shares.................. 13
How to Sell Shares...................... 13
Fund Policy on Trading of Fund Shares... 14
Distribution and Service Fees........... 14
Other Information About Your Account.... 15

MANAGING THE FUND                        17
--------------------------------------------
Investment Advisor...................... 17
Portfolio Managers...................... 17

FINANCIAL HIGHLIGHTS                     18
--------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

The Fund
-------------------------------------------------------------------------------


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but may also include preferred stocks and convertible securities. The Fund's investment advisor looks for investments that it believes offer prospects for dividend growth and capital appreciation.

The Fund generally will emphasize value stocks, but may purchase growth securities when such securities pay dividends or the advisor believes such securities have particularly good prospects for capital appreciation. In addition to equity securities, the Fund may also invest up to 20% of its net assets in debt securities, including lower-quality debt securities. The Fund may invest up to 20% of its net assets in securities of foreign issuers.

    ------------------------------------------------------------------------
      Value stocks are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.
      Growth stocks generally offer the potential for strong revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.
    ------------------------------------------------------------------------

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes

---

The Fund


over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and issuer risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.


Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities have a higher risk that the issuer of the security may default and not make payment of interest or principal.


Medium-quality debt securities. Medium-quality debt securities, although considered investment grade, may have some speculative characteristics.


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


                                                                             ---

The Fund



An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of broad measures of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.



       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class A share performance for each complete calendar year since the Fund commenced operations./(1)/ They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

         Average Annual Total Returns are a measure of the Fund's average performance, over the past one-year, five-year and life of the Fund periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges./(2)/

         The Fund's returns are compared to the Russell 1000 Value
         Index, an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely
         held large-capitalization U.S. stocks listed on the New
         York Stock Exchange, the American Stock Exchange and
         NASDAQ. The Russell 1000 Value Index more closely
         approximates the Fund's portfolio. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes
         and are not professionally managed.
       ------------------------------------------------------------------


---

The Fund



 Calendar Year Total Returns (Class A)/(1)/

                                    [CHART]

1999    2000   2001    2002     2003
-----  ------  -----  -------  ------
0.05%  22.22%  8.00%  -20.64%  21.10%




                                            For the period shown in bar chart:
                                       Best quarter: 2nd quarter 2003, +18.41%
                                      Worst quarter: 3rd quarter 2002, -19.80%




(1) The bar chart total returns shown are for Class A shares and include the returns of the Fund's Class T shares, which include the returns of Retail A Shares of the Galaxy Strategic Equity Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002. Class T shares are not offered in this prospectus. Class A shares would have had substantially similar annual returns because they are invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Class T shares. On October 27, 2003, the investment policies of the Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.


                                                                             ---

The Fund



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003/(2)/


                                                                             Life of
                                                               1 Year 5 Year the Fund
Class A (%)
  Return Before Taxes                                          14.12   3.66    3.58
  Return After Taxes on Distributions                          13.86   2.17    2.29
  Return After Taxes on Distributions and Sale Fund Shares      9.47   2.26    2.31
----------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                          15.17   3.77    3.69
  Return After Taxes on Distributions                          15.04   2.38    2.49
  Return After Taxes on Distributions and Sale of Fund Shares  10.01   2.42    2.46
----------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                          19.19   4.09    3.96
  Return After Taxes on Distributions                          19.06   2.72    2.78
  Return After Taxes on Distributions and Sale of Fund Shares  12.63   2.70    2.71
----------------------------------------------------------------------------------------
Russell 1000 Value Index                                       30.03   3.56    4.65/(3)/
----------------------------------------------------------------------------------------
S&P 500 Index (%)                                              28.68  -0.57    2.50

(2) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class T shares (for Class A) and Class G shares (for Class B and Class C) for periods prior to November 25, 2002, the date on which Class A, B and C shares were initially offered by the Fund. The returns shown for Class T and G shares include the returns of Retail A Shares (for Class T) and Retail B Shares (for Class G) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class T and G shares were initially offered by the Fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. On October 27, 2003, the investment policies of the Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(3) Performance information is from February 28, 1998.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Sales Charges are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.
         Except as noted, the table does not take into account any expense reduction arrangement discussed in the Annual Fund Operating Expense table. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
         .  Class B shares convert to Class A shares after eight years
       ------------------------------------------------------------------


---

The Fund



 Shareholder Fees/(4)/ (paid directly from your investment)

                                                                       Class A    Class B Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                 5.75        0.00    0.00
-------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)   1.00/(5)/   5.00    1.00
-------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(6)/     /(6)/   /(6)/

(4) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(5) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(6) There is a $7.50 charge for wiring sale proceeds to your bank.

 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                   Class A   Class B Class C
    Management fee/(7)/ (%)                        0.82       0.82    0.82
    ------------------------------------------------------------------------
    Distribution and service (12b-1) fees (%)      0.25/(8)/  1.00    1.00
    ------------------------------------------------------------------------
    Other expenses/(9)(10)/ (%)                    0.38       0.38    0.38
    ------------------------------------------------------------------------
    Total annual fund operating expenses/(9)/ (%)  1.45       2.20    2.20


(7) The Fund pays a management fee of 0.75% and an administrative fee of 0.07%.

(8) The Fund may pay distribution and service fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.

(9) The Fund's transfer agent has voluntarily agreed to waive a portion of its fee for Class A, B and C shares. If this waiver were reflected in the table, other expenses would be 0.37% for all shares classes and total annual fund operating expenses for Class A, B and C shares would be 1.44%, 2.19% and 2.19%, respectively. This arrangement may be modified or terminated at any time.


(10) Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Fund effective November 1, 2003.


 Example Expenses (your actual costs may be higher or lower)


       Class                             1 Year 3 Years 5 Years 10 Years
       Class A                            $714  $1,007  $1,322   $2,210
       -----------------------------------------------------------------
       Class B: did not sell your shares  $223    $688  $1,180   $2,344
                sold all your shares at
                the end of the period     $723    $988  $1,380   $2,344
       -----------------------------------------------------------------
       Class C: did not sell your shares  $223    $688  $1,180   $2,534
                sold all your shares at
                the end of the period     $323    $688  $1,180   $2,534


                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot
Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

    -----------------------------------------------------------------------

      INVESTMENT MINIMUMS
      Initial Investment.......................................... $1,000
      Subsequent Investments......................................    $50
      Automatic Investment Plan*..................................    $50
      Retirement Plan*............................................    $25
      * The initial investment minimum of $1,000 is waived on
      these plans.
      The Fund reserves the right to change these investment minimums.
      The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
    -----------------------------------------------------------------------

 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts send a completed application and check
(new account)      made payable to the Fund and mailed to the transfer agent,
                   Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund and
                   mailed to Columbia Funds Services, Inc., P.O. Box 8081,
                   Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Funds Distributor,
                   Inc. for shares of the same class of the Fund at no
                   additional cost. There may be an additional charge if
                   exchanging from a money market fund. To exchange by
                   telephone, call 1-800-422-3737. Please see "How to Exchange
                   Shares" for more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.


---

Your Account



SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


       ------------------------------------------------------------------

         CHOOSING A SHARE CLASS
         The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

         The Fund also offers three additional classes of shares -- Classes T, G and Z shares -- exclusively to certain institutional and other investors through separate
         prospectuses.
       ------------------------------------------------------------------


Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class A Sales Charges


                                                             % of offering
                                       As a % of                 price
                                       the public   As a%     retained by
                                        offering   of your     financial
      Amount purchased                   price    investment    advisor
      Less than $50,000                   5.75       6.10        5.00
      --------------------------------------------------------------------
      $50,000 to less than $100,000       4.50       4.71        3.75
      --------------------------------------------------------------------
      $100,000 to less than $250,000      3.50       3.63        2.75
      --------------------------------------------------------------------
      $250,000 to less than $500,000      2.50       2.56        2.00
      --------------------------------------------------------------------
      $500,000 to less than $1,000,000    2.00       2.04        1.75
      --------------------------------------------------------------------
      $1,000,000 or more                  0.00       0.00        0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

                                                                             ---

Your Account


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $ 1 Million

                Amount purchased                    Commission %
                Less than $3 million                    1.00
                ------------------------------------------------
                $3 million to less than $5 million      0.80
                ------------------------------------------------
                $5 million to less than $25 million     0.50
                ------------------------------------------------
                $25 million or more                     0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.


  ----------------------------------------------------------------------------

    UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
    Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.
  ----------------------------------------------------------------------------



Reduced Sales Charges for Larger Investments You may pay a lower sales charge when purchasing Class A shares through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your current purchase will receive the lower sales charge; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. You may also pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.


---

Your Account



Class B shares Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

Purchases of less than $250,000

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             5.00
                 ---------------------------------------------
                     Through second year            4.00
                 ---------------------------------------------
                     Through third year             3.00
                 ---------------------------------------------
                     Through fourth year            3.00
                 ---------------------------------------------
                     Through fifth year             2.00
                 ---------------------------------------------
                     Through sixth year             1.00
                 ---------------------------------------------
                     Longer than six years          0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your current purchase will be subject to the lower CDSC and the applicable reduced holding period; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders.


Purchases of $250,000 to less than $500,000:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              3.00
                 ---------------------------------------------
                    Through second year             2.00
                 ---------------------------------------------
                    Through third year              1.00
                 ---------------------------------------------
                    Longer than three years         0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

                                                                             ---

Your Account



Purchases of $500,000 to less than $1 million:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                      Through first year            3.00
                 ---------------------------------------------
                      Through second year           2.00
                 ---------------------------------------------
                      Through third year            1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.


If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.


Class C shares Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

 Class C Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             1.00
                 ---------------------------------------------
                     Longer than one year           0.00

---

Your Account



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable
CDSC will be the CDSC of the original fund.

Shareholders of Columbia Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Columbia Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policies. To exchange by telephone, call 1-800-422-3737. Please have your account number and taxpayer identification number available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.


When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                             ---

Your Account



 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                   distributed by Columbia Funds Distributor, Inc. at no
                   additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                   Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                   period. You do not need to set up this feature in advance
                   of your call. Certain restrictions apply to retirement
                   accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                   address below. In your letter of instruction, note the
                   Fund's name, share class, account number, and the dollar
                   value or number of shares you wish to sell. All account
                   owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock
                   exchange or another eligible guarantor institution that
                   participates in the Medallion Signature Guarantee Program
                   for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for
                   sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For
                   details, call 1-800-345-6611. Mail your letter of
                   instruction to Columbia Funds Services, Inc., P.O. Box
                   8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                   available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                   reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund is not intended for short-term or frequent trading in its shares. Short-term or excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund and any other funds distributed by Columbia Funds Distributor, Inc. reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. See "How to Exchange Shares" above.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B, and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedules applicable to Class B shares.


---

Your Account



OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.


Share Certificates Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------

                                                                             ---

Your Account



Distribution Options The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

   Reinvest all distributions in additional shares of your current fund
 -----------------------------------------------------------------------------
   Reinvest all distributions in shares of another fund
 -----------------------------------------------------------------------------
   Receive dividends in cash (see options below) and reinvest capital gains
 -----------------------------------------------------------------------------
   Receive all distributions in cash (with one of the following options):
 .  send the check to your address of record
 .  send the check to a third party address
 .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.



In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


---

Managing the Fund
-------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.



On April 1, 2003, several advisory subsidiaries of Columbia, including Fleet Management Advisors, Inc. (Fleet), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Fleet was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.



For the 2003 fiscal year, aggregate advisory fees paid to the advisor by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.75% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Scott L. Davis, a vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since November 2001. Mr. Davis has been with the advisor and its predecessor since 1985.



Richard Dahlberg, CFA, a senior portfolio manager and head of Columbia Management's large-cap value team, is a co-manager of the Fund and has co-managed the Fund since October 2003. Prior to joining Columbia Management in September 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November 2001 to December 2002 and with Pioneer Investment Management, Inc. from September 1998 to November 2001.


Other members of the advisor's large cap value team also participate in the management of the Fund.

                                                                             ---

Financial Highlights
-------------------------------------------------------------------------------



The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal period since inception, which runs from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


 The Fund


                                                            Period ended
                                                           September 30,
                                                           2003/(a)(b)(c)/
                                                              Class A
                                                           --------------
      Net asset value --
      Beginning of period ($)                                   9.01
     ---------------------------------------------------------------------
      Income from Investment Operations ($):
        Net investment income/(d)(e)/                           0.11
        Net realized and unrealized gain on investments         0.25
     ---------------------------------------------------------------------
       Total from Investment Operations                         0.36
     ---------------------------------------------------------------------
      Less Distributions Declared
      to Shareholders ($):
        From net investment income                             (0.11)
     ---------------------------------------------------------------------
      Net asset value --
      End of period ($)                                         9.26
     ---------------------------------------------------------------------
       Total return (%)/(f)(g)(h)/                              4.02
     ---------------------------------------------------------------------
      Ratios to average net assets/Supplemental Data (%):
        Expenses/(i)(j)/                                        1.42
        Net investment income/(i)(j)/                           1.38
        Waiver/reimbursement/(j)/                                 --/(k)/
       Portfolio turnover rate/(g)/ (%)                           33
       Net assets, end of period (000's) ($)                     564





(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Fund was again renamed Columbia Dividend Income Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.


(d) Per share data was calculated using average shares outstanding during the period.


(e) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 was $0.11.


(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.


(g) Not annualized.


(h) Had the Advisor not waived a portion of expenses, total return would have been reduced.


(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(j) Annualized.


(k) Rounds less than 0.01%.


---

Financial Highlights



 The Fund


                                                            Period ended
                                                           September 30,
                                                           2003/(a)(b)(c)/
                                                              Class B
                                                           --------------
      Net Asset Value --
      Beginning of Period ($)                                   8.82
     ---------------------------------------------------------------------
      Income from Investment Operations ($):
        Net investment income/(d)(e)/                           0.05
        Net realized and unrealized gain on investments         0.26
     ---------------------------------------------------------------------
       Total from Investment Operations                         0.31
     ---------------------------------------------------------------------
      Less Distributions Declared
      to Shareholders ($):
        From net investment income                             (0.05)
     ---------------------------------------------------------------------
      Net Asset Value,
      End of Period ($)                                         9.08
     ---------------------------------------------------------------------
       Total Return (%)/(f)(g)(h)/                              3.51
     ---------------------------------------------------------------------
      Ratios to Average Net Assets/Supplemental Data (%):
        Expenses/(i)(j)/                                        2.34
        Net investment income/(i)(j)/                           0.47
        Waiver/reimbursement/(j)/                                 --/(k)/
       Portfolio turnover rate (%)/(g)/                           33
       Net assets, end of period (000's) ($)                   1,136





(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Fund was again renamed Columbia Dividend Income Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.


(d) Per share data was calculated using average shares outstanding during the period.


(e) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 was $0.05.


(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.


(g) Not annualized.


(h) Had the Advisor not waived a portion of expenses, total return would have been reduced.


(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(j) Annualized.


(k) Rounds less than 0.01%.


                                                                             ---

Financial Highlights



 The Fund


                                                            Period ended
                                                           September 30,
                                                           2003/(a)(b)(c)/
                                                              Class C
                                                           --------------
      Net Asset Value --
      Beginning of Period ($)                                   8.82
     ---------------------------------------------------------------------
      Income from Investment Operations ($):
        Net investment income/(d)(e)/                           0.07
        Net realized and unrealized gain on investments         0.23
     ---------------------------------------------------------------------
       Total from Investment Operations                         0.30
     ---------------------------------------------------------------------
      Less Distributions Declared
      to Shareholders ($):
        From net investment income                             (0.05)
     ---------------------------------------------------------------------
      Net Asset Value,
      End of Period ($)                                         9.07
     ---------------------------------------------------------------------
       Total Return (%)/(f)(g)(h)/                              3.41
     ---------------------------------------------------------------------
      Ratios to Average Net Assets/Supplemental Data (%):
        Expenses/(i)(j)/                                        2.18
        Net investment income/(i)(j)/                           0.95
        Waiver/reimbursement/(j)/                                 --/(k)/
       Portfolio turnover rate (%)/(g)/                           33
       Net assets, end of period (000's) ($)                     152





(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Fund was again renamed Columbia Dividend Income Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.


(d) Per share data was calculated using average shares outstanding during the period.


(e) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 was $0.07.


(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.


(g) Not annualized.


(h) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.


(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(j) Annualized.


(k) Rounds to less than 0.01%.


---

Notes
-------------------------------------------------------------------------------

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                                                                             ---

Notes


================================================================================

---

Notes


================================================================================

                                                                            ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.



You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust): 811-4978

..  Columbia Dividend Income Fund (formerly named Columbia Strategic Equity Fund)

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds\(R)\

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com

                                                               727-01/904Q-0104

Columbia Dividend Income Fund           Prospectus, February 1, 2004
-------------------------------------------------------------------------------

Class Z Shares

Advised by Columbia Management Advisors, Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  4
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Eligible Investors......................  8
Sales Charges...........................  9
How to Exchange Shares..................  9
How to Sell Shares......................  9
Fund Policy on Trading of Fund Shares... 10
Other Information About Your Account.... 10


MANAGING THE FUND                        13
--------------------------------------------
Investment Advisor...................... 13
Portfolio Managers...................... 13

FINANCIAL HIGHLIGHTS                     14
--------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your
Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but may also include preferred stocks and convertible securities. The Fund's investment advisor looks for investments that it believes offer prospects for dividend growth and capital appreciation.

The Fund generally will emphasize value stocks, but may purchase growth securities when such securities pay dividends or the advisor believes such securities have particularly good prospects for capital appreciation. In addition to equity securities, the Fund may also invest up to 20% of its net assets in debt securities, including lower-quality debt securities. The Fund may invest up to 20% of its net assets in securities of foreign issuers.

       ------------------------------------------------------------------
         Value stocks are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

         Growth stocks generally offer the potential for strong
         revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.
       ------------------------------------------------------------------

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies

---

The Fund


may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and issuer risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.


Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities have a higher risk that the issuer of the security may default and not make payment of interest or principal.


Medium-quality debt securities. Medium-quality debt securities, although considered investment grade, may have some speculative characteristics.


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of broad measures of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.



       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses./(1)/

         Average Annual Total Returns are a measure of the Fund's
         Class Z average performance over the past one-year, five-year and life of the Fund periods. They include the effects of Fund expenses./(2)/

         The Fund's returns are compared to the Russell 1000 Value
         Index, an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely
         held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Russell 1000 Value
         Index more closely approximates the Fund's portfolio. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
       ------------------------------------------------------------------


 Calendar Year Total Returns (Class Z)/(1)/

                                    [CHART]

 1999        2000         2001          2002        2003
------      -------      -------       -------     ------
 0.42%       22.74%       8.63%        -20.30%     21.63%




                               For period shown in bar chart:
                      Best quarter: 2nd quarter 2003, +18.51%
                     Worst quarter: 3rd quarter 2002, -19.78%



(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Strategic Equity Fund (the Galaxy
    Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund. On October 27, 2003, the investment policies of the Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

---

The Fund



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003/(2)/


                                                                             Life of
                                                               1 Year 5 Year the Fund
Class Z (%)
  Return Before Taxes                                          21.63   5.35    5.12
  Return After Taxes on Distributions                          21.27   3.69    3.67
  Return After Taxes on Distributions and Sale of Fund Shares  14.46   3.61    3.54
----------------------------------------------------------------------------------------
Russell 1000 Value Index                                       30.03   3.56    4.65/(3)/
----------------------------------------------------------------------------------------
S&P 500 Index (%)                                              28.68  -0.57    2.50

(2) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund. Trust Shares were initially offered by the Galaxy Fund on March 4, 1998. On October 27, 2003, the investment policies of the Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
(3) Performance information is from February 28, 1998.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions.
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions

       ------------------------------------------------------------------


 Shareholder Fees/(4)/ (paid directly from your investment)

  Maximum sales charge (load) on purchases (%)
  (as a percentage of the offering price)                                0.00
  ----------------------------------------------------------------------------
  Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or redemption price)  0.00
  ----------------------------------------------------------------------------
  Redemption fee (%)
  (as a percentage of amount redeemed, if applicable)                    /(5)/

(4) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(5) There is a $7.50 charge for wiring sale proceeds to your bank.

                                                                             ---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                 Management fee/(6)/ (%)                   0.82
                 ----------------------------------------------
                 Distribution and service (12b-1) fees (%) 0.00
                 ----------------------------------------------
                 Other expenses/(7)(8)/ (%)                0.38
                 ----------------------------------------------
                 Total annual fund operating expenses(%)   1.20


(6) The Fund pays a management fee of 0.75% and an administrative fee of 0.07%.


(7) The Fund's transfer agent has voluntarily agreed to waive a portion of its fee for Class Z shares. If this waiver were reflected in the table, other expenses for Class Z shares would be 0.37% and total annual fund operating expenses for Class Z shares would be 1.19%. This arrangement may be modified or terminated at any time.


(8) Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Fund effective November 1, 2003.


 Example Expenses (your actual costs may be higher or lower)


                        1 Year 3 Years 5 Years 10 Years
                         $122   $381    $660    $1,455


---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated offering price. "Good form" means that you placed your order with Columbia Funds Services, Inc., or your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts send a completed application and check
(new account)      made payable to the Fund and mailed to Columbia Funds
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund and
                   mailed to Columbia Funds Services, Inc., P.O. Box 8081,
                   Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Funds Distributor,
                   Inc. for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge if
                   exchanging from a money market fund. To exchange by
                   telephone, call 1-800-422-3737. Please see "How to Exchange
                   Shares" for more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.

                                                                             ---

Your Account



ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment


   . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by Columbia Funds Distributor, Inc.;


   . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.; and

   . Any employee (or family member of an employee) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment

   . Clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge clients an asset-based fee; and

   . Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

No minimum initial investment


   . Any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet National Bank or the subsidiary);


   . A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Columbia Funds Distributor, Inc. or through a third-party broker-dealer;

   . Investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and


   . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.



The Fund reserves the right to change the criteria for Eligible Investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan, however, each investment requires a $25 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


---

Your Account



SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

-----------------------------------------

  CHOOSING A SHARE CLASS
  The Fund offers one class of shares
  in this prospectus -- Class Z.

  The Fund also offers five additional
  classes of shares -- Class A, B, C,
  T and G shares are available through
  separate prospectuses. Each share
  class has its own sales charge and
  expense structure. Determining which
  share class is best for you depends
  on the dollar amount you are
  investing and the number of years
  for which you are willing to invest.
  Based on your personal situation,
  your financial advisor can help you
  decide which class of shares makes
  the most sense for you. In general,
  anyone who is eligible to purchase
  Class Z shares, which do not incur
  Rule 12b-1 fees or sales charges,
  should do so in preference over
  other classes.
-----------------------------------------

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification number available when calling.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price.

"Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                             ---

Your Account



 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Columbia Funds
                   Distributor, Inc. at no additional cost. To exchange by
                   telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                   eligible guarantor institution that participates in the
                   Medallion Signature Guarantee Program for amounts over
                   $100,000 or for alternate payee or mailing instructions.
                   Additional documentation is required for sales by
                   corporations, agents, fiduciaries, surviving joint owners
                   and individual retirement account owners. For details, call
                   1-800-345-6611.

                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and
                   capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund is not intended for short-term or frequent trading in its shares. Short-term or excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund and any other funds distributed by Columbia Funds Distributor, Inc. reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive. See "How to Exchange Shares" above.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

---

Your Account



The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value) your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.


Share Certificates Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------

Distribution Options The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

                                                                             ---

Your Account



 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined by the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.



In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management, a registered investment advisor has been an investment advisor since 1969.



On April 1, 2003, several advisory subsidiaries of Columbia, including Fleet Management Advisors, Inc. (Fleet), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Fleet was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.



For the 2003 fiscal year, aggregate advisory fees paid to the advisor by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.75% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Scott L. Davis, a vice president of Columbia Management, is a co-manager for the Fund and has co-managed the fund since November 2001. Mr. Davis has been with the advisor and its predecessor since 1985.



Richard Dahlberg, CFA, a senior portfolio manager and head of the Columbia Management's large cap value team, is a co-manager of the Fund and has co-managed the Fund since October 2003. Prior to joining Columbia Management in September 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November 2001 to December 2002, and with Pioneer Investment Management, Inc. from September 1998 to November 2001.


Other members of the advisor's large cap value team also participate in the management of the Fund.

                                                                             ---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the last five fiscal years, which run from October 1 to September 30, unless otherwise indicated. Information for Class Z shares prior to November 25, 2002, the date of reorganization, is for the former Trust shares of the Galaxy Strategic Equity Fund. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the year ended October 31, 1998 has been derived from the Fund's financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


 The Fund


                                                       Period ended
                                                      September 30,                            Year ended October 31,
                                                      2003/(a)(b)(c)/       2002          2001         2000        1999
                                                         Class Z           Class Z       Class Z      Class Z     Class Z
                                                      --------------     -------      -------       -------     -------
 Net asset value --
 Beginning of period ($)                                    8.56          10.03         10.48         9.90        9.63
----------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(e)/                               0.15/(f)/      0.06/(f)/     0.08/(f)/    0.08        0.09/(f)/
   Net realized and unrealized gain (loss) on
    investments and foreign currency                        0.72          (1.07)/(g)/   (0.12)        1.76        0.27
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         0.87          (1.01)        (0.04)        1.84        0.36
----------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                              (0.17)         (0.07)        (0.08)       (0.08)      (0.08)
   From net realized capital gains                            --          (0.39)        (0.33)       (1.18)      (0.01)
----------------------------------------------------------------------------------------------------------------------------
 Total Distributions Declared to Shareholders              (0.17)         (0.46)        (0.41)       (1.26)      (0.09)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                          9.26           8.56         10.03        10.48        9.90
----------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(h)/                                    10.22/(i)(j)/ (11.07)/(j)/   (0.43)/(j)/  21.69/(j)/   3.64/(j)/
----------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Expenses/(k)/                                            1.02/(l)/      0.82          0.75         0.78        0.80
   Net investment income/(k)/                               1.89/(l)/      0.63          0.74         0.83        0.80
   Waiver/reimbursement                                     0.02/(l)/      0.24          0.21         0.20        0.20
  Portfolio turnover rate (%)                                 33/(i)/        65/(m)/       81           81          79
  Net assets, end of period (000's) ($)                   73,276         19,896       102,909       93,558      71,063




                                                         1998/(d)/
                                                         Class Z
                                                      --------
 Net asset value --
 Beginning of period ($)                                10.00
----------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(e)/                            0.01
   Net realized and unrealized gain (loss) on
    investments and foreign currency                    (0.37)
----------------------------------------------------------------------
   Total from Investment Operations                     (0.36)
----------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                           (0.01)
   From net realized capital gains                         --
----------------------------------------------------------------------
 Total Distributions Declared to Shareholders           (0.01)
----------------------------------------------------------------------
 Net asset value --
 End of period ($)                                       9.63
----------------------------------------------------------------------
  Total return (%)/(h)/                                 (3.62)/(i)(j)/
----------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Expenses/(k)/                                         1.27/(l)/
   Net investment income/(k)/                            0.19/(l)/
   Waiver/reimbursement                                  0.20/(l)/
  Portfolio turnover rate (%)                              30/(i)/
  Net assets, end of period (000's) ($)                63,061





(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Fund was again renamed Columbia Dividend Income Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) On November 25, 2002, Galaxy Strategic Equity, Trust shares were redesignated Liberty Strategic Equity Fund, Class Z shares.


(d) The Fund commenced operations on March 4, 1998.


(e) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.15, $0.04, $0.06, $0.06, $0.06 and
    $0.00, respectively.


(f) Per share data was calculated using average shares outstanding during the period.


(g) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.


(h) Total return at net asset value assuming all distributions reinvested.


(i) Not annualized.


(j) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.


(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(l) Annualized.


(m) Portfolio turnover rate excludes securities delivered from processing redemptions-in-kind.


---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.



You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust): 811-4978

..  Columbia Dividend Income Fund (formerly named Columbia Strategic Equity Fund)

--------------------------------------------------------------------------------


[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com



                                                               727-01/902Q-0104

Columbia Dividend Income Fund           Prospectus, February 1, 2004
-------------------------------------------------------------------------------

Class T and G Shares

Advised by Columbia Management Advisors, Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Sales Charges...........................  9
How to Exchange Shares.................. 11
How to Sell Shares...................... 11
Fund Policy on Trading of Fund Shares... 12
Distribution and Service Fees........... 12
Other Information About Your Account.... 13


MANAGING THE FUND                        15
--------------------------------------------
Investment Advisor...................... 15
Portfolio Managers...................... 15

FINANCIAL HIGHLIGHTS                     16
--------------------------------------------


Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but may also include preferred stocks and convertible securities. The Fund's investment advisor looks for investments that it believes offer prospects for dividend growth and capital appreciation.

The Fund generally will emphasize value stocks, but may purchase growth securities when such securities pay dividends or the advisor believes such securities have particularly good prospects for capital appreciation. In addition to equity securities, the Fund may also invest up to 20% of its net assets in debt securities, including lower-quality debt securities. The Fund may invest up to 20% of its net assets in securities of foreign issuers.

        ----------------------------------------------------------------

          Value stocks are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

          Growth stocks generally offer the potential for strong
          revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.
        ----------------------------------------------------------------

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset

---

The Fund


classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and issuer risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.


Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities have a higher risk that the issuer of the security may default and not make payment of interest or principal.


Medium-quality debt securities. Medium-quality debt securities, although considered investment grade, may have some speculative characteristics.


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies;

the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

                                                                             ---

The Fund



An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares excluding sales charges./ /The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of broad measures of market performance for 1 year, 5 years and the life of the Fund./ /The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.



       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class T share performance for each complete calendar year since the Fund commenced operations./(1)/ They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

         Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and life of the Fund periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges./(2)/

         The Fund's returns are compared to the Russell 1000 Value
         Index, an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely
         held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Russell 1000 Value
         Index more closely approximates the Fund's portfolio. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
       ------------------------------------------------------------------

---

The Fund



 Calendar Year Total Returns (Class T)/(1)/

                                    [CHART]

1999    2000    2001    2002     2003
-----  ------  -----  -------   ------
0.05%  22.22%  8.00%  -20.64%   20.99%




                                             For period shown in bar chart:
                                    Best quarter: 2nd quarter 2003, +18.38%
                                   Worst quarter: 3rd quarter 2002, -19.80%



(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Strategic Equity Fund (the Galaxy
    Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date on which Class T shares were initially offered by the Fund. On October 27, 2003, the investment policies of the Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003/(2)/


                                                              Life of
                                                1 Year 5 Year the Fund
       Class T (%)
        Return Before Taxes                     14.02   3.64    3.57
        Return After Taxes on Distributions     13.77   2.16    2.28
        Return After Taxes on Distributions
          and Sale of Fund Shares                9.39   2.24    2.30
       Class G (%)
        Return Before Taxes                     15.13   3.57    3.66
        Return After Taxes on Distributions     15.00   2.17    2.47
        Return After Taxes on Distributions
          and Sale of Fund Shares                9.97   2.24    2.44
       ------------------------------------------------------------------
       Russell 1000 Value Index (%)             30.03   3.56    4.65/(3)/
       ------------------------------------------------------------------
       S&P 500 Index (%)                        28.68  -0.57    2.50

(2) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class T and Class G shares were initially offered by the Fund. Retail A Shares and Retail B Shares of the Galaxy Fund were initially offered on March 4, 1998. On October 27, 2003, the investment policies of the Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
(3) Performance information is from February 28, 1998.

                                                                             ---

The Fund


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


------------------------------------------------------------------

  UNDERSTANDING EXPENSES
  Sales Charges are paid directly by shareholders to Columbia
  Funds Distributor, Inc., the Fund's distributor.

  Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees, shareholder service fees and other administrative costs including pricing and custody services.

  Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.
  Except as noted, the table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Operating Expenses table. It uses the following hypothetical conditions:
  .  $10,000 initial investment
  .  5% total return for each year
  .  Fund operating expenses remain the same
  .  Reinvestment of all dividends and distributions
  .  Class G shares convert to Class T shares after eight
     years
------------------------------------------------------------------


 Shareholder Fees/(3) /(paid directly from your investment)

                                                                       Class T   Class G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       0.00
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(4)/  5.00
----------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(5)/    /(5)/

(3) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.
(5) There is a $7.50 charge for wiring sale proceeds to your bank.

---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                     Class T    Class G
      Management fees/(6)/ (%)                       0.82       0.82
      -------------------------------------------------------------------
      Distribution and service (12b-1) fees (%)      0.00       0.95/(7)/
      -------------------------------------------------------------------
      Other expenses/(9)(10)/ (%)                    0.68/(8)/  0.38
      -------------------------------------------------------------------
      Total annual fund operating expenses/(9)/ (%)  1.50       2.15


(6) The Fund pays a management fee of 0.75% and an administrative fee of 0.07%.


(7) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

(8) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.



(9) The Fund's transfer agent has voluntarily agreed to waive a portion of its fee for Class T and G shares. If this waiver were reflected in the table, other expenses for Class T and G shares would be 0.67% and 0.37%, respectively and total annual fund operating expenses for Class T and G shares would be 1.49% and 2.14%, respectively. This arrangement may be modified or terminated at any time.


(10) Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Fund effective November 1, 2003.


 Example Expenses (your actual costs may be higher or lower)


Class                                                 1 Year 3 Years 5 Years 10 Years
Class T                                                $719  $1,022  $1,346   $2,263
-------------------------------------------------------------------------------------
Class G did not sell your shares                       $218  $  673  $1,154   $2,318
        sold all your shares at the end of the period  $718  $1,073  $1,454   $2,318


                                                                             ---

Your Account
-------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot
Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.


    -----------------------------------------------------------------------

      INVESTMENT MINIMUMS
      Initial Investment.......................................... $1,000
      Subsequent Investments......................................    $50
      Automatic Investment Plan*..................................    $50
      Retirement Plan*............................................    $25
      * The initial investment minimum of $1,000 is waived on these plans.
      The Fund reserves the right to change these investment minimums.
      The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
    -----------------------------------------------------------------------


 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For existing accounts fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund and
                   mailed to Columbia Funds Services, Inc., P.O. Box 8081,
                   Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging Class T or Class G
                   shares you own in a different fund distributed by Columbia
                   Funds Distributor, Inc. for shares of the same class of the
                   Fund at no additional cost. There may be an additional
                   charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737. Please see "How to
                   Exchange Shares" for more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.

---

Your Account


SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


Class T shares Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


 Class T Sales Charges


                                                                  % of offering
                                            As a % of                 price
                                            the public   As a %    retained by
                                             offering   of your     financial
            Amount purchased                  price    investment    advisor
            Less than $50,000                  5.75       6.10        5.00
            -------------------------------------------------------------------
            $50,000 to less than $100,000      4.50       4.71        3.75
            -------------------------------------------------------------------
            $100,000 to less than $250,000     3.50       3.63        2.75
            -------------------------------------------------------------------
            $250,000 to less than $500,000     2.50       2.56        2.00
            -------------------------------------------------------------------
            $500,000 to less than $1,000,000    2.00       2.04        1.75
            -------------------------------------------------------------------
            $1,000,000 or more                 0.00       0.00        0.00



Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.


For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million

                Amount purchased                    Commission %
                Less than $3 million                    1.00
                ------------------------------------------------
                $3 million to less than $5 million      0.80
                ------------------------------------------------
                $5 million to less than $25 million     0.50
                ------------------------------------------------
                $25 million or more                     0.25

The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

                                                                             ---

Your Account




       ------------------------------------------------------------------

         UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
         Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
         time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
         longest.
       ------------------------------------------------------------------



Reduced Sales Charges for Larger Investments You may pay a lower sales charge when purchasing Class T shares through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your current purchase will receive the lower sales charge; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. You may also pay a lower sales charge when purchasing Class T shares is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.


Class G shares Your purchases of Class G shares are made at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class G shares as described in the chart below.

 Class G Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              5.00
                 ---------------------------------------------
                    Through second year             4.00
                 ---------------------------------------------
                    Through third year              4.00
                 ---------------------------------------------
                    Through fourth year             4.00
                 ---------------------------------------------
                    Through fifth year              3.00
                 ---------------------------------------------
                    Through sixth year              2.00
                 ---------------------------------------------
                    Through seventh year            1.00
                 ---------------------------------------------
                    Longer than seven years         None

Commission to financial advisors is 4.00%.

Class G shares will automatically convert to Class T shares eight years after purchase.

---

Your Account



Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and Class G shares, once exchanged for Class A or Class B shares, may not be further exchanged for Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account number and taxpayer identification number available when calling.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.


When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                             ---

Your Account



 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (or
                   Class A and Class B shares, for Class T and Class G shares, respectively) of another fund distributed by Columbia Funds
                   Distributor, Inc. at no additional cost. To exchange by
                   telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                   Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                   period. You do not need to set up this feature in advance
                   of your call. Certain restrictions apply to retirement
                   accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                   address below. In your letter of instruction, note the
                   Fund's name, share class, account number, and the dollar
                   value or number of shares you wish to sell. All account
                   owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock
                   exchange or another eligible guarantor institution that
                   participates in the Medallion Signature Guarantee Program
                   for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for
                   sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For
                   details, call 1-800-345-6611.
                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                   available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                   reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund is not intended for short-term or frequent trading in its shares. Short-term or excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund and any other funds distributed by Columbia Funds Distributor, Inc. reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. See "How to Exchange Shares" above.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisor. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically

---

Your Account



convert to Class T shares after a certain number of years, eliminating a portion of these fees upon conversion. Conversion may occur six or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account-Sales Charges" or the Statement of Additional Information for the conversion schedule applicable to Class G shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value) your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

Share Certificates Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------


                                                                             ---

Your Account



Distribution Options The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.



In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.



On April 1, 2003, several advisory subsidiaries of Columbia, including Fleet Management Advisors, Inc. (Fleet), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Fleet was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.



For the 2003 fiscal year, aggregate advisory fees paid to the advisor by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.75% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Scott L. Davis, a vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since November 2001. Mr. Davis has been with the advisor and its predecessor since 1985.



Richard Dahlberg, CFA, a senior portfolio manager and head of Columbia Management's large-cap value team, is a co-manager of the Fund and has co-managed the Fund since October 2003. Prior to joining Columbia Management in September 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November 2001 to December 2002, and with Pioneer Investment Management, Inc. from September 1998 to November 2001.


Other members of the advisor's large cap value team also participate in the management of the Fund.

                                                                             ---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from October 1 to September 30, unless otherwise indicated. Information for Class T shares and Class G shares prior to November 25, 2002, the date of reorganization, is for the former Retail A shares and Retail B shares, respectively, of the Galaxy Strategic Equity Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999, have been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, is included in the Fund's annual report. The information for the year ended October 31, 1998 has been derived from the Fund's financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


 The Fund


                                                 Period ended
                                                September 30,                           Year ended October 31,
                                                2003/(a)(b)(c)/       2002         2001        2000        1999
                                                   Class T           Class T      Class T     Class T     Class T
                                                --------------     -------      -------      -------     -------
 Net asset value --
 Beginning of period ($)                              8.54          10.02        10.46         9.89        9.62
---------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(e)/                         0.11/(f)/      0.01/(f)/    0.03/(f)/    0.04        0.04/(f)/
   Net realized and unrealized gain (loss) on
    investments and foreign currency                  0.73          (1.08)/(h)/  (0.11)        1.75        0.27
---------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                   0.84          (1.07)       (0.08)        1.79        0.31
---------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                        (0.12)         (0.02)       (0.03)       (0.04)      (0.03)
   From net realized capital gains                      --          (0.39)       (0.33)       (1.18)      (0.01)
---------------------------------------------------------------------------------------------------------------------
 Total Distributions Declared to Shareholders        (0.12)         (0.41)       (0.36)       (1.22)      (0.04)
---------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                    9.26           8.54        10.02        10.46        9.89
---------------------------------------------------------------------------------------------------------------------
  Total return (%)/(i)/                               9.86/(j)(k)/ (11.50)/(k)/  (0.83)/(k)/  21.09/(k)/   3.25/(k)/
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets/Supplemental
 Data (%):
   Expenses/(l)/                                      1.49/(m)/      1.40         1.24         1.20        1.19
   Net investment income/(l)/                         1.42/(m)/      0.05         0.25         0.40        0.41
   Waiver/reimbursement                               0.01/(m)/      0.29         0.26         0.40        0.44
  Portfolio turnover rate (%)                           33/(l)/        65/(n)/      81           81          79
  Net assets, end of period (000's) ($)             96,638          6,578        8,400        8,505       8,229




                                                  1998/(d)/
                                                   Class T
                                                --------
 Net asset value --
 Beginning of period ($)                         10.00
---------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(e)/                       --/(g)/
   Net realized and unrealized gain (loss) on
    investments and foreign currency             (0.38)
---------------------------------------------------------------
   Total from Investment Operations              (0.38)
---------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                       --
   From net realized capital gains                  --
---------------------------------------------------------------
 Total Distributions Declared to Shareholders       --
---------------------------------------------------------------
 Net asset value --
 End of period ($)                                9.62
---------------------------------------------------------------
  Total return (%)/(i)/                          (3.75)/(j)(k)/
---------------------------------------------------------------
 Ratios to average net assets/Supplemental
 Data (%):
   Expenses/(l)/                                  1.40/(m)/
   Net investment income/(l)/                     0.06/(m)/
   Waiver/reimbursement                           1.01/(m)/
  Portfolio turnover rate (%)                       30/(j)/
  Net assets, end of period (000's) ($)          4,051





(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Fund was again renamed Columbia Dividend Income Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) On November 25, 2002, Galaxy Strategic Equity, Retail A shares were redesignated Liberty Strategic Equity Fund, Class T shares.


(d) The Fund commenced operations on March 4, 1998.


(e) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.11, $(0.02), $0.00,
    $0.00, $0.00 and $0.00, respectively.


(f) Per share data was calculated using average shares outstanding during the period.


(g) Rounds to less than $0.01 per share.


(h) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.


(i) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.


(j) Not annualized.


(k) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.


(l) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(m) Annualized.


(n) Portfolio turnover rate excludes securities delivered from processing redemptions-in-kind.


---

Financial Highlights



 The Fund


                                                 Period ended
                                                September 30,                           Year ended October 31,
                                                2003/(a)(b)(c)/      2002         2001        2000         1999
                                                   Class G          Class G      Class G     Class G      Class G
                                                --------------    -------      -------      -------     -------
 Net asset value --
 Beginning of period ($)                             8.36           9.87        10.37         9.84        9.61
---------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(e)/                 0.05/(f)/     (0.07)/(f)/  (0.06)/(f)/  (0.04)      (0.02)/(f)/
   Net realized and unrealized gain (loss) on
    investments and foreign currency                 0.71          (1.05)/(g)/  (0.11)        1.75        0.26
---------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                  0.76          (1.12)       (0.17)        1.71        0.24
---------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                       (0.05)            --           --           --/(h)/     --
   From net realized capital gains                     --          (0.39)       (0.33)       (1.18)      (0.01)
---------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to
   Shareholders                                     (0.05)         (0.39)       (0.33)       (1.18)      (0.01)
---------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                   9.07           8.36         9.87        10.37        9.84
---------------------------------------------------------------------------------------------------------------------
  Total return (%)/(i)/                              9.08/(j)(k)/ (12.16)/(k)/  (1.71)/(k)/  20.33/(k)/   2.50/(k)/
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets/Supplemental
 Data (%):
   Expenses/(l)/                                     2.21/(m)/      2.17         2.02         1.95        1.84
   Net investment income (loss)/(l)/                 0.71/(m)/     (0.72)       (0.53)       (0.35)      (0.24)
   Waiver/reimbursement                                --/(m)(n)/   0.25         0.24         0.40        0.56
  Portfolio turnover rate (%)                          33/(j)/        65/(o)/      81           81          79
  Net assets, end of period (000's) ($)             9,650          2,093        2,286        1,555       1,348




                                                  1998/(d)/
                                                   Class G
                                                --------
 Net asset value --
 Beginning of period ($)                         10.00
---------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(e)/             (0.02)
   Net realized and unrealized gain (loss) on
    investments and foreign currency             (0.37)
---------------------------------------------------------------
   Total from Investment Operations              (0.39)
---------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                       --
   From net realized capital gains                  --
---------------------------------------------------------------
   Total Distributions Declared to
   Shareholders                                     --
---------------------------------------------------------------
 Net asset value --
 End of period ($)                                9.61
---------------------------------------------------------------
  Total return (%)/(i)/                          (4.76)/(j)(k)/
---------------------------------------------------------------
 Ratios to average net assets/Supplemental
 Data (%):
   Expenses/(l)/                                  2.01/(m)/
   Net investment income (loss)/(l)/             (0.55)/(m)/
   Waiver/reimbursement                           1.04/(m)/
  Portfolio turnover rate (%)                       30/(j)/
  Net assets, end of period (000's) ($)            583





(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Fund was again renamed Columbia Dividend Income Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) On November 25, 2002, Galaxy Strategic Equity, Retail B shares were redesignated Liberty Strategic Equity Fund, Class G shares.


(d) The Fund commenced operations on March 4, 1998.


(e) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.05, $(0.10), $(0.08),
    $(0.08), ($0.08) and $(0.06), respectively.


(f) Per share data was calculated using average shares outstanding during the period.


(g) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.


(h) Rounds to less than $0.01 per share.


(i) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.


(j) Not annualized.


(k) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.


(l) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(m) Annualized.


(n) Rounds to less than 0.01%.


(o) Portfolio turnover rate excludes securities delivered from processing redemptions-in-kind.


                                                                             ---

Notes
-------------------------------------------------------------------------------

================================================================================

---

Notes


================================================================================

                                                                            ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.



You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust) 811-4978

..  Columbia Dividend Income Fund (formerly named Columbia Strategic Equity Fund)

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds\(R)\

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com

                                                               727-01/903Q-0104

Columbia International Equity Fund      Prospectus, February 1, 2004
-------------------------------------------------------------------------------


Class A, B and C Shares


Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  4
Your Expenses...........................  7

YOUR ACCOUNT                              9
--------------------------------------------
How to Buy Shares.......................  9
Sales Charges........................... 10
How to Exchange Shares.................. 13
How to Sell Shares...................... 14
Fund Policy on Trading of Fund Shares... 15
Distribution and Service Fees........... 15
Other Information About Your Account.... 15


MANAGING THE FUND                        18
--------------------------------------------
Investment Advisor...................... 18
Portfolio Managers...................... 18

FINANCIAL HIGHLIGHTS                     19
--------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, primarily the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.

The Fund may sell a portfolio security if it has achieved its performance objective, if fundamentals change performance expectations, or if alternative investments provide potentially more attractive returns.


At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.




In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

---

The Fund




Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers are short-term investors who buy shares of the Fund with the goal of selling the shares quickly for a profit. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to an increase in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of longer-term shareholders. Although the Fund attempts to discourage market timing activities, it may be unable to prevent all market timing.


Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

The Fund may invest 25% or more of its assets in the securities of companies located in one country, and thus is subject to country risk. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There is no guarantee that hedging will always work. Hedging can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

-------------------------------------------------------------------------
  A derivative is an investment whose
  value is based on or derived from
  the performance of other securities
  or interest or currency exchange
  rates or indices. Derivatives are
  considered to carry a higher degree
  of risk than other types of
  securities.
-------------------------------------------------------------------------

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges./ /The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of broad measures of market performance for 1 year, 5 years and 10 years./ /The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.



-------------------------------------------------------------------------

  UNDERSTANDING PERFORMANCE
  Calendar Year Total Returns show the
  Fund's Class A share performance for
  each of the last ten complete
  calendar years./(1)/ They include
  the effects of Fund expenses, but
  not the effects of sales charges. If
  sales charges were included, these
  returns would be lower.

  Average Annual Total Returns are a
  measure of the Fund's average
  performance over the past one-year,
  five-year and ten-year periods. The
  table shows the returns of each
  share class and includes the effects
  of sales charges./(2)/

  The Fund's returns are compared to
  the Morgan Stanley Capital
  International (MSCI) All Country
  World ex. U.S. Index, an unmanaged
  index of global stock market
  performance that includes developed
  and emerging markets but excludes
  the United States, and the Morgan
  Stanley Capital International
  Europe, Australasia and Far East
  Index (MSCI EAFE Index), an
  unmanaged index that tracks the
  performance of selected equity
  securities in Europe, Australia,
  Asia and the Far East. The Funds's
  average annual returns for the
  one-year, five-year and ten-year
  periods are shown compared to the
  MSCI All Country World ex. U.S.
  Index and MSCI EAFE Index. Unlike
  the Fund, indices are not
  investments, do not incur fees,
  expenses or taxes and are not
  professionally managed.
-------------------------------------------------------------------------


---

The Fund



 Calendar Year Total Returns (Class A)/(1)/

                                    [CHART]

  1994    1995    1996    1997   1998    1999    2000      2001   2002    2003
-------  ------  ------  ------ ------  ------  -------  ------- ------- ------
 -2.54%  11.04%  10.03%  13.59% 22.25%  41.55%  -20.11%  -27.34% -19.91% 33.85%


                     For period shown in bar chart:
                     Best quarter: 4th quarter 1999, +24.43%
                     Worst quarter: 3rd quarter, 2002 -20.99%



(1) The calendar year total returns shown for Class A shares for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund, include the returns of Prime A Shares of the Galaxy International Equity Fund (the "Galaxy Fund"), the predecessor to the Fund. The returns shown for Class A shares also include the returns of Retail A Shares for periods prior to the inception of Prime A Shares of the Galaxy Fund (October 31, 1998). Class A shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares.


                                                                             ---

The Fund



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2003



                                                               1 Year 5 Years/(2)/ 10 Years/(2)/
Class A (%)
  Return Before Taxes                                          26.10     -3.65         3.22
  Return After Taxes on Distributions                          26.28     -4.69         2.13
  Return After Taxes on Distributions and Sale of Fund Shares  17.32     -3.30         2.35
------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                          27.97     -3.37         3.52
  Return After Taxes on Distributions                          28.25     -4.26         2.52
  Return After Taxes on Distributions and Sale of Fund Shares  18.45     -2.98         2.68
------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                          31.22     -3.16         3.46
  Return After Taxes on Distributions                          31.49     -4.04         2.46
  Return After Taxes on Distributions and Sale of Fund Shares  20.56     -2.80         2.63
------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                38.59     -0.05         4.47
------------------------------------------------------------------------------------------------
MSCI All Country World ex. U.S. Index                          41.38      1.54         4.66




(2) The average annual total returns shown include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A and Prime B Shares (October 31, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Prime B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Retail B Shares (October 31, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Retail B Shares.


---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


-------------------------------------------------------------------------

  UNDERSTANDING EXPENSES
  Sales Charges are paid directly by
  shareholders to Columbia Funds
  Distributor, Inc., the Fund's
  distributor.

  Annual Fund Operating Expenses are
  paid by the Fund. They include
  management and administration fees,
  12b-1 fees and other administrative
  costs including pricing and custody
  services.

  Example Expenses help you compare
  the cost of investing in the Fund to
  the cost of investing in other
  mutual funds. Except as noted, the
  table does not take into account any
  expense reduction arrangements
  discussed in the footnotes to the
  Annual Fund Operating Expense table.
  It uses the following hypothetical
  conditions:
  .  $10,000 initial investment
  .  5% total return for each year
  .  Fund operating expenses remain
     the same
  .  Reinvestment of all dividends and
     distributions
  .  Class B shares convert to Class A
     shares after eight years
-------------------------------------------------------------------------


 Shareholder Fees/(3)/ (paid directly from your investment)

                                                                      Class A Class B Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75    0.00    0.00
---------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  0.00    5.00    1.00
---------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                    /(4)/   /(4)/   /(4)/

(3) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) There is a $7.50 charge for wiring sale proceeds to your bank.

 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                   Class A   Class B Class C
    Management fee/(5)(6)/ (%)                     0.97       0.97    0.97
    ------------------------------------------------------------------------
    Distribution and service (12b-1) fees (%)      0.25/(7)/  1.00    1.00
    ------------------------------------------------------------------------
    Other expenses/(8)(9)/ (%)                     0.29       0.29    0.29
    ------------------------------------------------------------------------
    Total annual fund operating expenses/(8)/ (%)  1.51       2.26    2.26




(5) The Fund pays a management fee of 0.90% and an administration fee of 0.07%.


(6) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. If this waiver were reflected in the table, the management fee would be 0.72% and the total annual fund operating expenses for Class A, B and C shares would be 1.25%, 2.00% and 2.00%, respectively (taking into account the other expense waiver discussed in footnote (8)). This arrangement may be modified or terminated by the advisor at any time.


(7) The Fund may pay distribution and services fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.


(8) The Fund's transfer agent has voluntarily agreed to waive a portion of its fee for Class A, B and C shares. If this waiver were reflected in the table, other expenses would be 0.28% for all share classes and total annual fund operating expenses for Class A, B and C shares would be 1.25%, 2.00% and 2.00%, respectively (taking into account the management fee waiver discussed in footnote 5 above). This arrangement may be modified or terminated at any time.


(9) Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Fund effective November 1, 2003.


                                                                             ---

The Fund



 Example Expenses (your actual costs may be higher or lower)


       Class                             1 Year 3 Years 5 Years 10 Years
       Class A                            $720  $1,025  $1,351   $2,273
       -----------------------------------------------------------------
       Class B: did not sell your shares  $229  $  706  $1,210   $2,407
                sold all your shares at
                the end of the period     $729  $1,006  $1,410   $2,407
       -----------------------------------------------------------------
       Class C: did not sell your shares  $229  $  706  $1,210   $2,595
                sold all your shares at
                the end of the period     $329  $  706  $1,210   $2,595


---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.



    -----------------------------------------------------------------------

      INVESTMENT MINIMUMS
      Initial Investment.......................................... $1,000
      Subsequent Investments......................................    $50
      Automatic Investment Plan*..................................    $50
      Retirement Plan*............................................    $25
      * The initial investment minimum of $1,000 is waived on these plans.
      The Fund reserves the right to change these investment minimums.
      The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
    -----------------------------------------------------------------------


 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts send a completed application and check
(new account)      made payable to the Fund and mailed to the transfer agent,
                   Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Funds Distributor,
                   Inc, for shares of the same class of the Fund at no
                   additional cost. There may be an additional charge if
                   exchanging from a money market fund. To exchange by
                   telephone, call 1-800-422-3737. Please see "How to Exchange
                   Shares" for more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------


                                                                             ---

Your Account



 Method           Instructions
 Automated dollar You may purchase shares of the Fund for your account by
 cost averaging   exchanging $100 or more each month from another fund for
                  shares of the same class of the Fund at no additional cost.
                  You must have a current balance of at least $5,000 in the
                  fund the money is coming from. Exchanges will continue so
                  long as your fund balance is sufficient to complete the
                  transfers. You may terminate your program or change the
                  amount of the exchange (subject to the $100 minimum) by
                  calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
 -----------------------------------------------------------------------------
 By dividend      You may automatically invest dividends distributed by
 diversification  another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                  Fund, call 1-800-345-6611.


SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

-------------------------------------------------------------------------

  CHOOSING A SHARE CLASS
  The Fund offers three classes of
  shares in this prospectus -- Class
  A, B and C. Each share class has its
  own sales charge and expense
  structure. Determining which share
  class is best for you depends on the
  dollar amount you are investing and
  the number of years for which you
  are willing to invest. If your
  financial advisor does not
  participate in the Class B discount
  program, purchases of $250,000 or
  more can be made only in Class A or
  Class C shares. Based on your
  personal situation, your financial
  advisor can help you decide which
  class of shares makes the most sense
  for you.

  The Fund also offers three
  additional classes of shares --
  Class T, G and Z shares exclusively
  to certain institutional and other
  investors through separate
  prospectuses.
-------------------------------------------------------------------------


Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


 Class A Sales Charges


                                                            % of offering
                                      As a % of                 price
                                      the public   As a %    retained by
                                       offering   of your     financial
       Amount purchased                 price    investment    advisor
       Less than $50,000                 5.75       6.10        5.00
       ------------------------------------------------------------------
       $50,000 to less than $100,000     4.50       4.71        3.75
       ------------------------------------------------------------------
       $100,000 to less than $250,000    3.50       3.63        2.75
       ------------------------------------------------------------------
       $250,000 to less than $500,000    2.50       2.56        2.00
       ------------------------------------------------------------------
       $500,000 or more                  2.00       2.04        1.75


---

Your Account


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million

                Amount purchased                    Commission %
                Less than $3 million                    1.00
                ------------------------------------------------
                $3 million to less than $5 million      0.80
                ------------------------------------------------
                $5 million to less than $25 million     0.50
                ------------------------------------------------
                $25 million or more                     0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.


-------------------------------------------------------------------------

  UNDERSTANDING CONTINGENT DEFERRED
  SALES CHARGES
  Certain investments in Class B and C
  shares are subject to a CDSC, a
  sales charge applied at the time you
  sell your shares. You will pay the
  CDSC only on shares you sell within
  a certain amount of time after
  purchase. The CDSC generally
  declines each year until there is no
  charge for selling shares. The CDSC
  is applied to the net asset value at
  the time of purchase or sale,
  whichever is lower. For purposes of
  calculating the CDSC, the start of
  the holding period is the first day
  of the month in which the purchase
  was made. Shares you purchase with
  reinvested dividends or other
  distributions are not subject to a
  CDSC. When you place an order to
  sell shares, the Fund will
  automatically sell first those
  shares not subject to a CDSC and
  then those you have held the longest.
-------------------------------------------------------------------------



Reduced Sales Charges for Larger Investments You may pay a lower sales charge when purchasing Class A shares through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your current purchase will receive the lower sales charge; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. You may also pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.


Class B shares Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

                                                                             ---

Your Account



Purchases of less than $250,000:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             5.00
                 ---------------------------------------------
                     Through second year            4.00
                 ---------------------------------------------
                     Through third year             3.00
                 ---------------------------------------------
                     Through fourth year            3.00
                 ---------------------------------------------
                     Through fifth year             2.00
                 ---------------------------------------------
                     Through sixth year             1.00
                 ---------------------------------------------
                     Longer than six years          0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your current purchase will be subject to the lower CDSC and the applicable reduced holding period; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders.


Purchases of $250,000 to less than $500,000:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              3.00
                 ---------------------------------------------
                    Through second year             2.00
                 ---------------------------------------------
                    Through third year              1.00
                 ---------------------------------------------
                    Longer than three years         0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

Purchases of $500,000 to less than $1 million:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                      Through first year            3.00
                 ---------------------------------------------
                      Through second year           2.00
                 ---------------------------------------------
                      Through third year            1.00

---

Your Account



Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.


If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.


Please see Appendix II of the Statement of Additional Information for the CDSCs and conversion schedule applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund into the Fund.

Class C shares Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

 Class C Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             1.00
                 ---------------------------------------------
                     Longer than one year           0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification number available when calling.


If you acquired Class A shares of the Fund by exchange from another fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

                                                                             ---

Your Account



HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price.

"Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and
(iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners, and other legal entities please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                   distributed by Columbia Funds Distributor, Inc. at no
                   additional cost. To exchange by telephone, call
                   1-800-422-3737. Class A exchange privileges may be limited.
                   Please see "How to Exchange Shares" for more information.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                   address below. In your letter of instruction, note the
                   Fund's name, share class, account number, and the dollar
                   value or number of shares you wish to sell. All account
                   owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock
                   exchange or another eligible guarantor institution that
                   participates in the Medallion Signature Guarantee Program
                   for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for
                   sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For
                   details, call 1-800-345-6611.

                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                   available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                   reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.


---

Your Account



FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund is not intended for short-term or frequent trading in its shares. Short-term or excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund and any other funds distributed by Columbia Funds Distributor, Inc., reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive. See "How to Exchange Shares" above.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedule applicable to Class B shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.


When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


                                                                             ---

Your Account




Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value) your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid the penalty.



Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.


Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


-------------------------------------------------------------------------

  UNDERSTANDING FUND DISTRIBUTIONS
  The Fund may earn income from the
  securities it holds. The Fund also
  may realize capital gains or losses
  on sales of its securities. The Fund
  distributes substantially all of its
  net investment income and capital
  gains to shareholders. As a
  shareholder, you are entitled to a
  portion of the Fund's income and
  capital gains based on the number of
  shares you own at the time these
  distributions are declared.
-------------------------------------------------------------------------


Distribution Options The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.



If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

---

Your Account



Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------



Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of
 FleetBoston Financial Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.



On April 1, 2003, several advisory subsidiaries of Columbia, including Fleet Management Advisors, Inc. (Fleet), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Fleet was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.



For the 2003 fiscal year, aggregate advisory fees paid to the advisor by the Fund, not including administration, pricing and bookkeeping, and other fees paid Columbia Management by the Fund, amounted to 0.65% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Christopher Legallet, vice president, is a co-manager for the Fund and has co-managed the Fund since August 10, 2002. Mr. Legallet has been associated with Columbia Management or its affiliates since 1997.



James M. McAlear, senior vice president, is a co-manager for the Fund and has co-managed the Fund since August 10, 2002. Mr. McAlear has been associated with Columbia Management or its affiliates since 1992 and specializes in international portfolio management and research. He has over 30 years of investment experience.


---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from October 1 to September 30, unless otherwise indicated. Information for Class A shares and Class B shares prior to November 18, 2002, the date of reorganization, is for Prime A Shares and Prime B Shares, respectively, of the Galaxy International Equity Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


 The Fund


                                                             Period ended
                                                            September 30,              Year ended October 31,
                                                            2003/(a)(b)(c)/    2002       2001     2000      1999/(d)/
                                                               Class A        Class A    Class A  Class A     Class A
                                                            --------------  -------      ------- -------     --------
 Net asset value --
 Beginning of period ($)                                         9.28        11.19        19.53   20.98       16.85
------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(e)/                             0.06/(f)/   (0.01)/(f)/  (0.02)   0.46/(f)/   0.06/(f)/
   Net realized and unrealized gain (loss) on investments
    and foreign currency                                         1.53        (1.72)       (5.73)  (0.60)       4.79
------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              1.59        (1.73)       (5.75)  (0.14)       4.85
------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                   (0.04)       (0.18)       (0.31)  (0.12)      (0.15)
   From net realized capital gains                                 --           --        (2.28)  (1.19)      (0.57)
------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                  (0.04)       (0.18)       (2.59)  (1.31)      (0.72)
------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                              10.83         9.28        11.19   19.53       20.98
------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(g)(h)/                                      17.23/(i)/  (15.78)      (33.38)  (1.34)      29.73
------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Expenses/(j)/                                                 1.38/(k)/    1.63         1.44    1.10        1.17
   Net investment income (loss)/(j)/                             0.69/(k)/   (0.11)        0.01    2.06        0.34
   Waiver/reimbursement                                          0.25/(k)/    0.56         0.33    0.89        0.86
  Portfolio turnover rate (%)                                      66/(i)/     110           60      50          45
  Net assets, end of period (000's) ($)                           268            8            9      14          12





(a) On October 13, 2003, the Liberty International Equity Fund was redesignated the Columbia International Equity Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) On November 18, 2002, the Galaxy International Equity Fund, Prime A shares were redesignated Liberty International Equity Fund, Class A shares.


(d) The Fund began offering Prime A shares on November 1, 1998.


(e) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.03, $(0.07), $0.41, $0.26 and
    $(0.09), respectively.


(f) Per share data was calculated using average shares outstanding during the period.


(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.


(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.


(i) Not annualized.


(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(k) Annualized.


                                                                             ---

Financial Highlights


 The Fund


                                                             Period ended
                                                            September 30,              Year ended October 31,
                                                            2003/(a)(b)(c)/    2002       2001     2000       1999/(d)/
                                                               Class B        Class B    Class B  Class B     Class B
                                                            --------------  -------      ------- -------     --------
 Net asset value --
 Beginning of period ($)                                         9.22        11.11        19.37   20.85       16.85
-------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(e)/                            (0.03)/(f)/  (0.05)/(f)/  (0.08)   0.29/(f)/  (0.08)/(f)/
   Net realized and unrealized gain (loss) on investments
    and foreign currency                                         1.57        (1.71)       (5.71)  (0.58)       4.78
-------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              1.54        (1.76)       (5.79)  (0.29)       4.70
-------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                   (0.01)       (0.13)       (0.19)     --       (0.13)
   From net realized capital gains                                 --           --        (2.28)  (1.19)      (0.57)
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                  (0.01)       (0.13)       (2.47)  (1.19)      (0.70)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                              10.75         9.22        11.11   19.37       20.85
-------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(g)(h)/                                      16.71/(i)/  (16.06)      (33.72)  (2.02)      28.74
-------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Expenses/(j)/                                                 2.37/(k)/    1.97         1.91    1.83        1.89
   Net investment income/(j)/                                   (0.37)/(k)/  (0.45)       (0.46)   1.33       (0.38)
   Waiver/reimbursement                                          0.25/(k)/    0.25         0.28    0.34        0.38
  Portfolio turnover rate (%)                                      66/(i)/     110           60      50          45
  Net assets, end of period (000's) ($)                           250           54          280     483         458





(a) On October 13, 2003, the Liberty International Equity Fund was redesignated the Columbia International Equity Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) On November 18, 2002, the Galaxy International Equity Fund, Prime B shares were redesignated Liberty International Equity fund, Class B shares.


(d) The Fund began offering Prime B shares on November 1, 1998.


(e) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.06), $(0.07), $(0.13), $0.22
    and $(0.16), respectively.


(f) Per share data was calculated using average shares outstanding during the period.


(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.


(h) Had the Advisor and /or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.


(i) Not annualized.


(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(k) Annualized.


---

Financial Highlights




 The Fund



                                                            Period ended
                                                           September 30,
                                                           2003/(a)(b)(c)/
                                                              Class C
                                                           --------------
      Net asset value
      Beginning of period ($)                                   9.33
     ---------------------------------------------------------------------
      Income from Investment Operations: ($)
        Net investment income/(d)(e)/                           0.04
        Net realized and unrealized gain on investments
         and foreign currency                                   1.35
     ---------------------------------------------------------------------
        Total from Investment Operations                        1.39
     ---------------------------------------------------------------------
      Less Distributions Declared
      to Shareholders: ($)
        From net investment income                             (0.01)
     ---------------------------------------------------------------------
      Net asset value
      End of period ($)                                        10.71
     ---------------------------------------------------------------------
       Total return (%)/(f)(g)(h)/                             14.90
     ---------------------------------------------------------------------
      Ratios to Average Net Assets/Supplemental Data: (%)
        Expenses/(i)(j)/                                        2.07
        Net investment income/(i)(j)/                           0.44
        Waiver/reimbursement/(j)/                               1.68
       Portfolio turnover rate(%)/(h)/                            66
       Net assets, end of period (000's) ($)                       6



(a) On October 13, 2003, the Liberty International Equity Fund was redesignated the Columbia International Equity Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.


(d) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 was $0.02.


(e) Per share data was calculated using average shares outstanding during the period.


(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.


(g) Had the Advisor and /or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.


(h) Not annualized.


(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(j) Annualized.


                                                                             ---

Notes
-------------------------------------------------------------------------------

================================================================================

---

Notes


================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Columbia Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750

www.columbiafunds.com



Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.



You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust): 811-4978



..  Columbia International Equity Fund (formerly named Liberty International
   Equity Fund)


--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com


                                                               163-01/887Q-0104

Columbia International Equity Fund      Prospectus, February 1, 2004
-------------------------------------------------------------------------------


Class T and G Shares


Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Sales Charges...........................  9
How to Exchange Shares.................. 11
How to Sell Shares...................... 11
Fund Policy on Trading of Fund Shares... 12
Distribution and Service Fees........... 12
Other Information About Your Account.... 13

                            MANAGING THE FUND    15
                            ------------------------
                            Investment Advisor.. 15
                            Portfolio Managers.. 15

                            FINANCIAL HIGHLIGHTS 16
                            ------------------------

Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, primarily the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.

The Fund may sell a portfolio security if it has achieved its performance objective, if fundamentals change performance expectations, or if alternative investments provide potentially more attractive returns.


At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.




In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the sub-advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

---

The Fund




Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers are short-term investors who buy shares of the Fund with the goal of selling the shares quickly for a profit. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to an increase in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of longer-term shareholders. Although the Fund attempts to discourage market timing activities, it may be unable to prevent all market timing.


Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

The Fund may invest 25% or more of its assets in the securities of companies located in one country, and thus is subject to country risk. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There is no guarantee that hedging will always work. Hedging can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

-------------------------------------------------------------------------
  A derivative is an investment whose
  value is based on or derived from
  the performance of other securities
  or interest or currency exchange
  rates or indices. Derivatives are
  considered to carry a higher degree
  of risk than other types of
  securities.
-------------------------------------------------------------------------

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges./ /The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of broad measures of market performance for 1 year, 5 years and 10 years./ /The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.



-------------------------------------------------------------------------

  UNDERSTANDING PERFORMANCE
  Calendar Year Total Returns show the
  Fund's Class T share performance for
  each of the last ten complete
  calendar years./(1)/ They include
  the effects of Fund expenses, but
  not the effects of sales charges. If
  sales charges were included, these
  returns would be lower.

  Average Annual Total Returns are a
  measure of the Fund's average
  performance over the past one-year,
  five-year and ten-year periods. They
  include the effects of Fund
  expenses. The table shows the
  returns of each share class and
  includes the effects of sales
  charges./(2)/

  The Fund's returns are compared to
  the Morgan Stanley Capital
  International (MSCI) All Country
  World ex. U.S. Index, an unmanaged
  index of global stock market
  performance that includes developed
  and emerging markets but excludes
  the United States, and the Morgan
  Stanley Capital International
  Europe, Australasia and Far East
  Index (MSCI EAFE Index), an
  unmanaged index that tracks the
  performance of selected equity
  securities in Europe, Australia,
  Asia and the Far East. The Fund's
  average annual returns for the
  one-year, five-year and ten-year
  periods are shown compared to the
  MSCI All Country World ex. U.S.
  Index and MSCI EAFE Index. Unlike
  the Fund, indices are not
  investments, do not incur fees,
  expenses or taxes and are not
  professionally managed.
-------------------------------------------------------------------------


---

The Fund



 Calendar Year Total Returns (Class T)/(1)/

                                    [CHART]

 1994    1995    1996    1997    1998    1999     2000    2001    2002    2003
------  ------  ------  ------  ------  ------  -------  ------- ------- ------
-2.54%  11.04%  10.03%  13.59%  21.24%  41.10%  -20.26%  -27.18% -20.07% 34.08%


                     For period shown in bar chart:
                     Best quarter: 4th quarter 1999, +24.36%
                     Worst quarter: 3rd quarter 2002, -21.05%


(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy International Equity Fund (the "Galaxy Fund"), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2003



                                                               1 Year 5 Years/(2)/ 10 Years/(2)/
Class T (%)
  Return Before Taxes                                          26.40     -3.72         3.10
  Return After Taxes on Distributions                          26.64     -4.73         2.04
  Return After Taxes on Distributions and Sale of Fund Shares  17.43     -3.35         2.27
------------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                          27.90     -3.87         3.35
  Return After Taxes on Distributions                          28.17     -4.70         2.38
  Return After Taxes on Distributions and Sale of Fund Shares  18.41     -3.34         2.56
------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                                            38.59     -0.05         4.47
------------------------------------------------------------------------------------------------
MSCI All Country World ex. U.S. Index                          41.38      1.54         4.66


(2) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class T shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (October 31, 1998). Retail A Shares of the Galaxy Fund were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares.


                                                                             ---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


-------------------------------------------------------------------------

  UNDERSTANDING EXPENSES
  Sales Charges are paid directly by
  shareholders to Columbia Funds
  Distributor, Inc., the Fund's
  distributor.

  Annual Fund Operating Expenses are
  paid by the Fund. They include
  management and administration fees,
  12b-1 fees, shareholder service fees
  and other administrative costs
  including pricing and custody
  services.

  Example Expenses help you compare
  the cost of investing in the Fund to
  the cost of investing in other
  mutual funds. Except as noted, the
  table does not take into account any
  expense reduction arrangements
  discussed in the footnotes to the
  Annual Fund Operating Expenses
  table. It uses the following
  hypothetical conditions:
  .  $10,000 initial investment
  .  5% total return for each year
  .  Fund operating expenses remain
     the same
  .  Reinvestment of all dividends and
     distributions
  .  Class G shares convert to Class T
     shares after eight years
-------------------------------------------------------------------------


 Shareholder Fees/(3) /(paid directly from your investment)

                                                                       Class T   Class G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       0.00
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(4)/  5.00
----------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(5)/    /(5)/

(3) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.
(5) There is a $7.50 charge for wiring sale proceeds to your bank.

---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                       Class T     Class G
    Management fee/(6)(7)/ (%)                         0.97        0.97
    ------------------------------------------------------------------------
    Distribution and service (12b-1) fees (%)          0.00        0.95/(8)/
    ------------------------------------------------------------------------
    Other expenses/(9)(11)/ (%)                        0.59/(10)/  0.29
    ------------------------------------------------------------------------
    Total annual fund operating expenses/(7)(11)/ (%)  1.56        2.21


(6) The Fund pays a management fee of 0.90% and an administration fee of 0.07%.


(7) The Fund's advisor has voluntarily agreed to waive a portion of management fees for each share class. If this waiver were reflected in the table, management fees for each share class would be 0.72% and total annual fund operating expenses for Class T and G shares would be 1.30% and 1.95%, respectively (taking into account the other expense waiver discussed in footnote (11)). This arrangement may be modified or terminated by the advisor at any time.


(8) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.


(9) Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Fund effective November 1, 2003.


(10) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.


(11) The Fund's transfer agent has voluntarily agreed to waive a portion of its fee for Class T and G shares. If this waiver were reflected in the table, other expenses for Class T and G shares would be 0.58% and 0.28%, respectively, and total annual fund operating expenses for Class T and G shares would be 1.30% and 1.95%, respectively, (taking into account the management fee waiver discussed in footnote (7) above). This arrangement may be modified or terminated at any time.


 Example Expenses (your actual costs may be higher or lower)


       Class                             1 Year 3 Years 5 Years 10 Years
       Class T                            $725  $1,039  $1,376   $2,325
       -----------------------------------------------------------------
       Class G: did not sell your shares  $224    $691  $1,185   $2,380
                sold all your shares at
                the end of the period     $724  $1,091  $1,485   $2,380


                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.



    -----------------------------------------------------------------------

      INVESTMENT MINIMUMS
      Initial Investment.......................................... $1,000
      Subsequent Investments......................................    $50
      Automatic Investment Plan*..................................    $50
      Retirement Plan*............................................    $25
      * The initial investment minimum of $1,000 is waived on these plans.
      The Fund reserves the right to change these investment minimums.
      The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
    -----------------------------------------------------------------------


 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For existing accounts fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund and
                   mailed to Columbia Funds Services, Inc., P.O. Box 8081,
                   Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging Class T or Class G
                   shares you own in a different fund distributed by Columbia
                   Funds Distributor, Inc. for shares of the same class of the
                   Fund at no additional cost. There may be an additional
                   charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.


---

Your Account



SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


Class T shares Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


 Class T Sales Charges


                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
      Amount purchased                   price    investment    advisor
      Less than $50,000                   5.75       6.10        5.00
      --------------------------------------------------------------------
      $50,000 to less than $100,000       4.50       4.71        3.75
      --------------------------------------------------------------------
      $100,000 to less than $250,000      3.50       3.63        2.75
      --------------------------------------------------------------------
      $250,000 to less than $500,000      2.50       2.56        2.00
      --------------------------------------------------------------------
      $500,000 to less than $1,000,000    2.00       2.04        1.75
      --------------------------------------------------------------------
      $1,000,000 or more                  0.00       0.00        0.00



Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.


For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million

                Amount purchased                    Commission %
                Less than $3 million                    1.00
                ------------------------------------------------
                $3 million to less than $5 million      0.80
                ------------------------------------------------
                $5 million to less than $25 million     0.50
                ------------------------------------------------
                $25 million or more                     0.25

                                                                             ---

Your Account



The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.


-------------------------------------------------------------------------

  UNDERSTANDING CONTINGENT DEFERRED
  SALES CHARGES
  Certain investments in Class T and G
  shares are subject to a CDSC, a
  sales charge applied at the time you
  sell your shares. You will pay the
  CDSC only on shares you sell within
  a certain amount of time after
  purchase. The CDSC generally
  declines each year until there is no
  charge for selling shares. The CDSC
  is applied to the net asset value at
  the time of purchase or sale,
  whichever is lower. For purposes of
  calculating the CDSC, the start of
  the holding period is the first day
  of the month in which the purchase
  was made. Shares you purchase with
  reinvested dividends or other
  distributions are not subject to a
  CDSC. When you place an order to
  sell shares, the Fund will
  automatically sell first those
  shares not subject to a CDSC and
  then those you have held the longest.
-------------------------------------------------------------------------



Reduced Sales Charges for Larger Investments You may pay a lower sales charge when purchasing Class T shares through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your current purchase will receive the lower sales charge; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. You may also pay a lower sales charge when purchasing Class T shares by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.


Class G shares Your purchases of Class G shares are made at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class G shares as described in the chart below.

 Class G Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              5.00
                 ---------------------------------------------
                    Through second year             4.00
                 ---------------------------------------------
                    Through third year              4.00
                 ---------------------------------------------
                    Through fourth year             4.00
                 ---------------------------------------------
                    Through fifth year              3.00
                 ---------------------------------------------
                    Through sixth year              2.00
                 ---------------------------------------------
                    Through seventh year            1.00
                 ---------------------------------------------
                    Longer than seven years         None

---

Your Account



Commission to financial advisors is 4.00%.

Class G shares will automatically convert to Class T shares eight years after purchase.

Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and Class G shares, once exchanged for Class A or Class B shares, may not be further exchanged for Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification number available when calling.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.


When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                             ---

Your Account



 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (or
                   Class A and Class B shares, for Class T and Class G shares, respectively) of another fund distributed by Columbia Funds
                   Distributor, Inc. at no additional cost. To exchange by
                   telephone, call 1-800-422-3737. Please see "How to Exchange
                   Shares" for more information.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                   Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                   period. You do not need to set up this feature in advance
                   of your call. Certain restrictions apply to retirement
                   accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                   address below. In your letter of instruction, note the
                   Fund's name, share class, account number, and the dollar
                   value or number of shares you wish to sell. All account
                   owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock
                   exchange or another eligible guarantor institution that
                   participates in the Medallion Signature Guarantee Program
                   for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for
                   sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For
                   details, call 1-800-345-6611.

                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                   available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                   reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund is not intended for short-term or frequent trading in its shares. Short-term or excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund and any other funds distributed by Columbia Funds Distributor, Inc. reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. See "How to Exchange Shares" above.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of relevant class. Over time, these fees will reduce the return on your

---

Your Account



investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after a certain number of years, eliminating a portion of these fees upon conversion. Conversion may occur six or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account--Sales Charges" or the Statement of Additional Information for the conversion schedule applicable to Class G shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.


When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.



You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.



Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value) your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid the penalty.



Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.


Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


-------------------------------------------------------------------------

  UNDERSTANDING FUND DISTRIBUTIONS
  The Fund may earn income from the
  securities it holds. The Fund also
  may realize capital gains or losses
  on sales of its securities. The Fund
  distributes substantially all of its
  net investment income and capital
  gains to shareholders. As a
  shareholder, you are entitled to a
  portion of the Fund's income and
  capital gains based on the number of
  shares you own at the time these
  distributions are declared.
-------------------------------------------------------------------------


                                                                             ---

Your Account



Distribution Options The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.



 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.


Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.



In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.



In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------



Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.



On April 1, 2003, several advisory subsidiaries of Columbia, including Fleet Management Advisors, Inc. (Fleet), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Fleet was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.



For the 2003 fiscal year, aggregate advisory fees paid to the advisor by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.65% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Christopher Legallet, vice president, is a co-manager for the Fund and has co-managed the Fund since August 10, 2002. Mr. Legallet has been associated with Columbia Management or its affiliates since 1997.



James M. McAlear, senior vice president, is a co-manager for the Fund and has co-managed the Fund since August 10, 2002. Mr. McAlear has been associated with Columbia Management or its affiliates since 1992 and specializes in international portfolio management and research. He has over 30 years of investment experience.


                                                                             ---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from October 1 to September 30, unless otherwise indicated. Information for Class T shares and Class G shares prior to November 18, 2002, the date of reorganization, is for the former Retail A shares and Retail B shares, respectively, of the Galaxy International Equity Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999, have been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, is included in the Fund's annual report. The information for the year ended October 31, 1998 has been derived from the Fund's financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


 The Fund


                                                 Period ended
                                                September 30,                  Year ended October 31,
                                                2003/(a)(b)(c)/    2002      2001      2000         1999      1998
                                                   Class T        Class T   Class T   Class T      Class T   Class T
                                                --------------  -------     ------- -------      -------     -------
 Net asset value --
 Beginning of period ($)                              9.24       11.16       19.44    20.86       16.75       15.18
--------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(d)/                         0.05/(e)/   0.01/(e)/   0.03     0.41/(e)/   0.01/(e)/   0.07
   Net realized and unrealized gain (loss) on
    investments and foreign currency                  1.55       (1.73)      (5.75)   (0.59)       4.72        1.93
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                   1.60       (1.72)      (5.72)   (0.18)       4.73        2.00
--------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                        (0.06)      (0.20)      (0.28)   (0.05)      (0.05)      (0.07)
   From net realized capital gains                      --          --       (2.28)   (1.19)      (0.57)      (0.36)
--------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders       (0.06)      (0.20)      (2.56)   (1.24)      (0.62)      (0.43)
--------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                   10.78        9.24       11.16    19.44       20.86       16.75
--------------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                           17.45/(h)/ (15.75)     (33.35)   (1.49)      29.04       13.64
--------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental
 Data (%):
   Expenses/(i)/                                      1.55/(j)/   1.42        1.34     1.32        1.48        1.48
   Net investment income/(i)/                         0.54/(j)/   0.10        0.11     1.83        0.03        0.39
   Waiver/reimbursement                               0.36/(j)/   0.37        0.30     0.25        0.25        0.25
  Portfolio turnover rate (%)                           66/(h)/    110          60       50          45          49
  Net assets at end of period (000's) ($)           42,195      43,095      65,749  120,351      89,327      66,541





(a) On October 13, 2003, the Liberty International Equity Fund was redesignated the Columbia International Equity Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) On November 18, 2002, the Galaxy International Equity Fund, Retail A shares were redesignated Liberty International Equity Fund, Class T shares.


(d) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.03, $(0.03), $(0.05), $0.35, $(0.04)
    and $0.03, respectively.


(e) Per share data was calculated using average shares outstanding during the period.


(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.


(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.


(h) Not annualized.


(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(j) Annualized.


---

Financial Highlights



 The Fund


                                                       Period ended
                                                      September 30,              Year ended October 31,
                                                      2003/(a)(b)(c)/    2002       2001     2000       1999/(d)/
                                                         Class G        Class G    Class G  Class G     Class G
                                                      --------------  -------      ------- -------     --------
 Net asset value --
 Beginning of period ($)                                   9.16        11.04        19.28   20.80       16.85
-------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(e)/                      (0.03)/(f)/  (0.10)/(f)/  (0.10)   0.22/(f)/  (0.09)/(f)/
   Net realized and unrealized gain (loss) on
    investments and foreign currency                       1.54        (1.70)       (5.72)  (0.55)       4.74
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                        1.51        (1.80)       (5.82)  (0.33)       4.65
-------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                --        (0.08)       (0.14)     --       (0.13)
   From net realized capital gains                           --           --        (2.28)  (1.19)      (0.57)
-------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders               --        (0.08)       (2.42)  (1.19)      (0.70)
-------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                        10.67         9.16        11.04   19.28       20.80
-------------------------------------------------------------------------------------------------------------------
  Total return (%)/(g)(h)/                                            (16.55)      (33.95)  (2.22)      28.41
                                                          16.48/(i)/
-------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Expenses/(j)/                                           2.41/(k)/    2.46         2.34    2.14        1.96
   Net investment income (loss)/(j)/                      (0.31)/(k)/  (0.94)       (0.89)   1.02       (0.45)
   Waiver/reimbursement                                    0.49/(k)/    0.51         0.32    0.50        0.74
  Portfolio turnover rate (%)                                66/(i)/     110           60      50          45
  Net assets, end of period (000's) ($)                   4,976        4,913        6,988   8,297       2,189





(a) On October 13, 2003, the Liberty International Equity Fund was redesignated the Columbia International Equity Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) On November 18, 2002, the Galaxy International Equity Fund, Retail B shares were redesignated Liberty International Equity Fund, Class G shares.


(d) The Fund began issuing Class G shares on November 1, 1998.


(e) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.07), $(0.15), $(0.14), $0.11
    and $(0.25), respectively.


(f) Per share data was calculated using average shares outstanding during the period.


(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.


(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.


(i) Not annualized.


(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(k) Annualized.


                                                                             ---

Notes
-------------------------------------------------------------------------------

================================================================================

---

Notes


================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Columbia Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750

www.columbiafunds.com



Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.



You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust): 811-4978



..  Columbia International Equity Fund (formerly named Liberty International
   Equity Fund)


--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com

                                                               163-01/886Q-0104

Columbia International Equity Fund Prospectus, February 1, 2004
---------------------------------------------------------------


Class Z Shares


Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Eligible Investors......................  8
Sales Charges...........................  9
How to Exchange Shares..................  9
How to Sell Shares......................  9
Fund Policy on Trading of Fund Shares... 10
Other Information About Your Account.... 11

MANAGING THE FUND                        13
--------------------------------------------
Investment Advisor...................... 13
Portfolio Managers...................... 13

FINANCIAL HIGHLIGHTS                     14
--------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, primarily the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.

The Fund may sell a portfolio security if it has achieved its performance objective, if fundamentals change performance expectations, or if alternative investments provide potentially more attractive returns.


At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.




In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the sub-advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

---

The Fund




Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers are short-term investors who buy shares of the Fund with the goal of selling the shares quickly for a profit. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to an increase in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of longer-term shareholders. Although the Fund attempts to discourage market timing activities, it may be unable to prevent all market timing.


Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

The Fund may invest 25% or more of its assets in the securities of companies located in one country, and thus is subject to country risk. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There is no guarantee that hedging will always work. Hedging can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

        ----------------------------------------------------------------
          A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.
        ----------------------------------------------------------------

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.



       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class Z share performance for each of the last ten complete calendar years./(1) /They include the effects of Fund expenses.

         Average Annual Total Returns are a measure of the Fund's
         Class Z average performance over the past one-year, five-year and ten-year periods./(2) /They include the effects of Fund expenses.

         The Fund's returns are compared to the Morgan Stanley Capital International (MSCI) All Country World ex. U.S. Index, an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the
         United States, and the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index), an unmanaged index that tracks the performance of selected equity securities in Europe, Australia, Asia and the Far
         East. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the MSCI All Country World ex. U.S. Index and the MSCI EAFE Index.
         Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
       ------------------------------------------------------------------


---

The Fund



 Calendar Year Total Returns (Class Z)/(1)/



                                    [CHART]

 1994    1995    1996    1997    1998    1999     2000    2001    2002    2003
------  ------  ------  ------  ------  ------  -------  ------- ------- ------
-2.39%  11.74%  10.74%  14.09%  21.99%  41.89%  -19.91%  -26.89% -19.40% 34.76%

                     For period shown in bar chart:
                     Best quarter: 4th quarter 1999, +24.53%
                     Worst quarter: 3rd quarter 2002, -20.79%



(1) The calendar year total returns shown for Class Z shares for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund, include the returns of Trust Shares of the Galaxy International Equity Fund (the "Galaxy Fund"), the predecessor to the Fund.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2003



                                                               1 Year 5 Years/(2)/ 10 Years/(2)/
Class Z (%)
  Return Before Taxes                                          34.76     -2.03         4.25
  Return After Taxes on Distributions                          34.89     -3.21         3.05
  Return After Taxes on Distributions and Sale of Fund Shares  23.04     -2.05         3.19
------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                                            38.59     -0.05         4.47
------------------------------------------------------------------------------------------------
MSCI All Country World ex. U.S. Index                          41.38      1.54         4.66



(2) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.

                                                                             ---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expense table. It uses the following hypothetical conditions:
         .  $ 10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
       ------------------------------------------------------------------


 Shareholder Fees/(3) /(paid directly from your investment)

     Maximum sales charge (load) on purchases (%)
     (as a percentage of the offering price)                      0.00
     ----------------------------------------------------------------------
     Maximum deferred sales charge (load) on redemptions (%)
     (as a percentage of the lesser of purchase price or
     redemption price)                                            0.00
     ----------------------------------------------------------------------
     Redemption fee/(4)/ (%)
     (as a percentage of amount redeemed, if applicable)          2.00/(5)/

(3) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) There is a $7.50 charge for wiring sale proceeds to your bank.
(5) A 2% redemption fee, retained by the Fund, is imposed on certain redemptions of Class Z shares held for 60 days or less.

 Annual Fund Operating Expenses (deducted directly from Fund assets)


             Management fees/(6)(7)/ (%)                      0.97
             -----------------------------------------------------
             Distribution and service (12b-1) fees (%)        0.00
             -----------------------------------------------------
             Other expenses/(8)(9)/ (%)                       0.29
             -----------------------------------------------------
             Total annual fund operating expenses/(7)(8)/ (%) 1.26




(6) The Fund pays a management fee of 0.90% and an administration fee of 0.07%.


(7) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. If this waiver were reflected in the table, the management fee would be 0.72% and total annual fund operating expenses would be 1.00% (taking into account the other expense waiver discussed in footnote (8)). This arrangement may be modified or terminated by the advisor at any time.




(8) The Fund's transfer agent has voluntarily agreed to waive a portion of its fee for Class Z shares. If this waiver were reflected in the table, other expenses for Class Z shares would be 0.28% and total annual fund operating expenses for Class Z shares would be 1.00% (taking into account the management fee waiver discussed in footnote 6 above). This arrangement may be modified or terminated at any time.




(9) Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Fund effective November 1, 2003.


 Example Expenses (your actual costs may be higher or lower)


                        1 Year 3 Years 5 Years 10 Years
                         $128   $400    $692    $1,523


---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with Columbia Funds Services, Inc., or your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.


 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts send a completed application and check
(new account)      made payable to the Fund and mailed to Columbia Funds
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund and
                   mailed to to Columbia Funds Services, Inc., P.O. Box 8081,
                   Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Funds Distributor,
                   Inc. for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge if
                   exchanging from a money market fund. To exchange by
                   telephone, call 1-800-422-3737. Please see "How to Exchange
                   Shares" for more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in ''good form.'' You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.
-------------------------------------------------------------------------------


                                                                             ---

Your Account



ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment


.. Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by Columbia Funds Distributor, Inc.;



.. Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.; and



..  Any employee (or family member of an employee) of FleetBoston Financial
   Corporation or its subsidiaries.


$100,000 minimum initial investment


.. Clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee; and



.. Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.


No minimum initial investment


.. Any client of Fleet National Bank or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet National Bank or the subsidiary);



.. A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Columbia Funds Distributor, Inc. or through a third-party broker-dealer;



.. Investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and



.. Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September
   29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.



The Fund reserves the right to change the criteria for Eligible Investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan, however, each investment requires a $25 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


---

Your Account



SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

       ------------------------------------------------------------------

         CHOOSING A SHARE CLASS
         The Fund offers one class of shares in this prospectus --
         Class Z.

         The Fund also offers five additional classes of shares --
         Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
       ------------------------------------------------------------------

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737. For more information, see "Fund Policy on Trading of Fund Shares" for the Fund's policy below. Please have your account and taxpayer identification number available when calling.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.


When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see "Fund Policy on Trading of Fund Shares" below as well as the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                             ---

Your Account



 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Columbia Funds
                   Distributor, Inc. at no additional cost. To exchange by
                   telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                   eligible guarantor institution that participates in the
                   Medallion Signature Guarantee Program for amounts over
                   $100,000 or for alternate payee or mailing instructions.
                   Additional documentation is required for sales by
                   corporations, agents, fiduciaries, surviving joint owners
                   and individual retirement account owners. For details, call
                   1-800-345-6611.
                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and
                   capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund is not intended for short-term or frequent trading in its shares. Short-term or excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund and other funds distributed by Columbia Funds Distributor, Inc. reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. See "How to Exchange Shares" above.



A redemption fee of 2% of redemption proceeds will be imposed on redemptions (including redemptions by exchange) of Class Z shares of the Fund that were owned for 60 days or less. The redemption fee will be deducted from your redemption proceeds and retained by the Fund to help cover the costs of short-term investments to the Fund and its long-term shareholders. The redemption fee will not apply to (i) shares purchased through reinvestment of dividends and distributions; (ii) shares redeemed by exchange into another fund distributed by Columbia Funds Distributor, Inc. that has a redemption fee or
(iii) shares held for any client of Fleet National Bank or one of its subsidiaries through a discretionary asset management arrangement with Fleet National Bank or the subsidiary. In the case of 401(k) plans, the redemption fee is applied at the participant level or, for plans that are unable to apply the redemption fee at the participant level, the plan level. The redemption fee will be applied assuming that shares held the longest are redeemed first. Shares purchased prior to February 10, 2003 are not subject to the redemption fee. The Fund, in its sole discretion, may temporarily waive the redemption fee for 401(k) plans that are in the process of liquidating their Fund investments or adding the Fund as an investment option.


---

Your Account



OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

How the Fund's Share Price is Determined The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.


When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.



Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.



Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.


Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions


   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------


                                                                             ---

Your Account



Distribution Options The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.



If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

 Reinvest all distributions in additional shares of your current fund
------------------------------------------------------------------------------
 Reinvest all distributions in shares of another fund
------------------------------------------------------------------------------
 Receive dividends in cash (see options below) and reinvest capital gains
------------------------------------------------------------------------------
 Receive all distributions in cash (with one of the following options):
 . send the check to your address of record
 . send the check to a third party address
 . transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.


Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.



In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to foreign, federal, state and local income tax.

---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------



Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.



On April 1, 2003, several advisory subsidiaries of Columbia, including Fleet Management Advisors, Inc. (Fleet), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Fleet was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.



For the 2003 fiscal year, aggregate advisory fees paid to the advisor by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.65% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Christopher Legallet, vice president, is a co-manager for the Fund and has co-managed the Fund since August 10, 2002. Mr. Legallet has been associated with Columbia Management or its affiliates since 1997.



James M. McAlear, senior vice president, is a co-manager for the Fund and has co-managed the Fund since August 10, 2002. Mr. McAlear has been associated with Columbia Management or its affiliates since 1992 and specializes in international portfolio management and research. He has over 30 years of investment experience.


                                                                             ---

Financial Highlights
-------------------------------------------------------------------------------







The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the last five fiscal years, which run from October 1 to September 30, unless otherwise indicated. Information for Class Z shares prior to November 18, 2002, the date of reorganization, is for the former Trust shares of the Galaxy International Equity Fund. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the year ended October 31, 1998 has been derived from the Fund's financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


 The Fund


                                                 Period ended
                                                September 30,                  Year Ended October 31,
                                                2003/(a)(b)(c)/    2002       2001       2000       1999     1998
                                                   Class Z        Class Z    Class Z    Class Z    Class Z  Class Z
                                                --------------  -------      -------  -------      -------  -------
 Net asset value --
 Beginning of period ($)                              9.43        11.36        19.74    21.18        17.00    15.33
--------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(d)/                         0.10/(e)/    0.06/(e)/    0.07     0.51/(e)/    0.10     0.14
   Net realized and unrealized gain (loss) on
    investments and foreign currency                  1.59        (1.74)       (5.82)   (0.60)        4.80     1.98
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                   1.69        (1.68)       (5.75)   (0.09)        4.90     2.12
--------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                        (0.11)       (0.25)       (0.35)   (0.16)       (0.15)   (0.09)
   From net realized gains                              --           --        (2.28)   (1.19)       (0.57)   (0.36)
--------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders       (0.11)       (0.25)       (2.63)   (1.35)       (0.72)   (0.45)
--------------------------------------------------------------------------------------------------------------------
 Redemption fees:
   Redemption fees added to paid-in capital             --/(f)/      --           --       --           --       --
 Net asset value --
 End of period ($)                                   11.01         9.43        11.36    19.74        21.18    17.00
--------------------------------------------------------------------------------------------------------------------
  Total return (%)/(g)(h)/                           18.08/(i)/  (15.26)      (33.00)   (1.08)       29.71    14.32
--------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental
 Data (%):
   Expenses/(j)/                                      0.97/(k)/    0.94         0.90     0.87         0.97     0.96
   Net investment income/(j)/                         1.11/(k)/    0.58         0.55     2.28         0.54     0.91
   Waiver/reimbursement                               0.25/(k)/    0.27         0.26     0.25         0.25     0.25
  Portfolio turnover rate (%)                           66/(i)/     110           60       50           45       49
  Net assets, end of period (000's) ($)            346,889      374,119      524,704  912,555      501,776  345,692





(a) On October 13, 2003, the Liberty International Equity Fund was redesignated the Columbia International Equity Fund.


(b) The Fund has changed its fiscal year end from October 31 to September 30.


(c) On November 18, 2002, the Galaxy International Equity Fund, Trust shares were redesignated Liberty International Equity Fund, Class Z shares.


(d) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.08, $0.04, $0.04, $0.45, $0.06 and
    $0.10, respectively.


(e) Per share data was calculated using average shares outstanding during the period.


(f) Rounds to less than $0.01 per share.


(g) Total return at net asset value assuming all distributions reinvested.


(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.


(i) Not annualized.


(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


(k) Annualized.


---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Columbia Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750

www.columbiafunds.com



Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.



You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust): 811-4978



..  Columbia International Equity Fund (formerly named Liberty International
   Equity Fund)


--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com


                                                               163-01/885Q-0104

                         COLUMBIA ASSET ALLOCATION FUND
                         COLUMBIA LARGE CAP GROWTH FUND
                         COLUMBIA DISCIPLINED VALUE FUND
                          COLUMBIA LARGE CAP CORE FUND
                       COLUMBIA INTERNATIONAL EQUITY FUND
                             COLUMBIA SMALL CAP FUND
                       COLUMBIA SMALL COMPANY EQUITY FUND
                          COLUMBIA DIVIDEND INCOME FUND

                        SERIES OF COLUMBIA FUNDS TRUST XI
                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 1, 2004

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia Large Cap Core Fund, Columbia International Equity Fund, Columbia Small Cap Fund, Columbia Small Company Equity Fund and Columbia Dividend Income Fund (each a Fund and collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of a Fund dated February 1, 2004, as applicable. This SAI should be read together with a Prospectus of the Funds and the most recent Annual Report dated September 30, 2003. Investors may obtain a free copy of a Prospectus and the Annual Report from Columbia Funds Distributor, Inc. (CFD), One Financial Center, Boston, MA 02111-2621, or by calling 1-800-426-3750. The Financial Statements and Report of Independent Auditors appearing in each Fund's September 30, 2003 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by CFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

TABLE OF CONTENTS

PART 1                                                     PAGE
Definitions............................................     b
Organization and History...............................     b
Investment Goal and Policies...........................     c
Fundamental and Non-Fundamental Investment Policies....     d
Portfolio Turnover.....................................     j
Fund Charges and Expenses..............................     j
Custodian of the Funds.................................     ii
Independent Auditors of the Funds......................     ii

PART 2
Miscellaneous Investment Practices.....................     1
Taxes..................................................     21
Management of the Funds................................     25
Determination of Net Asset Value.......................     36
How to Buy Shares......................................     37
Special Purchase Programs/Investor Services............     38
Programs for Reducing or Eliminating Sales Charges.....     40
How to Sell Shares.....................................     43
Distributions..........................................     47
How to Exchange Shares.................................     47
Suspension of Redemptions..............................     47
Shareholder Liability..................................     47
Shareholder Meetings...................................     48
Appendix I.............................................     49

                                       a

                                     PART 1
                         COLUMBIA ASSET ALLOCATION FUND
                         COLUMBIA LARGE CAP GROWTH FUND
                         COLUMBIA DISCIPLINED VALUE FUND
                          COLUMBIA LARGE CAP CORE FUND
                       COLUMBIA INTERNATIONAL EQUITY FUND
                             COLUMBIA SMALL CAP FUND
                       COLUMBIA SMALL COMPANY EQUITY FUND
                          COLUMBIA DIVIDEND INCOME FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 1, 2004

DEFINITIONS

"Asset Allocation Fund" or "Fund"           Columbia Asset Allocation Fund
"Growth Fund" or "Fund"                     Columbia Large Cap Growth Fund
"Value Fund" or "Fund"                      Columbia Disciplined Value Fund
"Large Cap Fund" or "Fund"                  Columbia Large Cap Core Fund
"International Fund" or "Fund"              Columbia International Equity Fund
"Small Cap Fund" or "Fund"                  Columbia Small Cap Fund
"Small Company Fund" or "Fund"              Columbia Small Company Equity Fund
"Dividend Fund" or "Fund"                   Columbia Dividend Income Fund
"Predecessor Fund" or "Predecessor Funds"   See below under "Organization and History"
"Trust"                                     Columbia Funds Trust XI
"Advisor"                                   Columbia Management Advisors, Inc., the Funds' investment advisor
"CFD"                                       Columbia Funds Distributor, Inc., the Funds' distributor
"CFS"                                       Columbia Funds  Services,  Inc., the Funds'  shareholder  services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. Each Fund is an open-end, management investment company that represents the entire interest in a separate series of the Trust and is a diversified series of the Trust. Each Fund is the successor to a separate series of The Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. On November 18, 2002, November 25, 2002 and December 9, 2002, the series of The Galaxy Fund to which the Funds succeeded (the "Predecessor Funds") were reorganized as separate series of the Trust. Class A shares of the Funds were issued in exchange for Prime A Shares of the Predecessor Funds, Class B shares of the Funds were issued in exchange for Prime B Shares of the Predecessor Funds, Class T shares of the Funds were issued in exchange for Retail A Shares of the Predecessor Funds, Class G shares of the Funds were issued in exchange for Retail B Shares of the Predecessor Funds and Class Z shares of the Funds were issued in exchange for Trust Shares of the Predecessor Funds. (Prime A and B shares, Retail A and B shares and Trust Shares together are referred to herein as to the "Predecessor Classes") Information provided with respect to each Fund for periods prior to such Fund's inception relates to the Fund's Predecessor Fund. Further, information provided with respect to each class of each Fund relates to the Predecessor classes of such class.

The Asset Allocation Fund commenced operations on December 30, 1991; the Growth Fund commenced operations on December 14, 1990; the Value Fund commenced operations on September 1, 1988; the International Fund commenced operations December 30, 1991; the Small Company Fund commenced operations on December 30, 1991; and the Dividend Fund commenced operations on March 4, 1998.

The Large Cap Fund and Small Cap Fund commenced operations on December 14, 1992, as separate portfolios (the "Predecessor Large Cap Fund" and "Predecessor Small Cap Fund," respectively, and collectively, the "Predecessor Shawmut Funds") of The Shawmut Funds. On December 4, 1995, the Predecessor Shawmut Funds were reorganized as new portfolios of The Galaxy Fund. Prior to the reorganization, the Predecessor Shawmut Funds offered and sold shares of beneficial interest that were similar to The Galaxy Fund's Trust Shares and Retail A Shares.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

                                       b

On February 1, 1996, the name of the Trust was changed to separate "SteinRoe" into two words. The name of the Trust was changed on October 18, 1999, from "Stein Roe Investment Trust" to "Liberty Stein-Roe Investment Trust." On October 13, 2003, the name of the Trust was changed from "Liberty-Stein Roe Investment Trust" to its current name.

On October 13, 2003, each of the Funds changed their names as follows:

FORMER NAME:                             CURRENT NAME:
LIBERTY ASSET ALLOCATION FUND            COLUMBIA ASSET ALLOCATION FUND
LIBERTY EQUITY GROWTH FUND               COLUMBIA LARGE CAP GROWTH FUND
LIBERTY EQUITY VALUE FUND                COLUMBIA DISCIPLINED VALUE FUND
LIBERTY LARGE CAP CORE FUND              COLUMBIA LARGE CAP CORE FUND
LIBERTY INTERNATIONAL EQUITY FUND        COLUMBIA INTERNATIONAL EQUITY FUND
LIBERTY SMALL CAP FUND                   COLUMBIA SMALL CAP FUND
LIBERTY SMALL COMPANY EQUITY FUND        COLUMBIA SMALL COMPANY EQUITY FUND
LIBERTY STRATEGIC EQUITY FUND            COLUMBIA DIVIDEND INCOME FUND*

*On October 13, 2003, the Liberty Strategic Equity Fund changed its name to Columbia Strategic Equity Fund. On October 27, 2003, the Fund changed to its current name.

INVESTMENT GOAL AND POLICIES

Each Prospectus describes the investment goal and investment strategies and risks of each Fund to which it pertains. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains, among other things, additional information about the following securities and investment techniques that may be utilized by the Funds, unless otherwise noted, subject to any restrictions described in Part 1 of this SAI:

        Custody Receipts and Trust Certificates (the Asset Allocation Fund only) Short-Term Trading
        Small Companies (the Small Cap and Small Company Funds only)
        Common Stock, Preferred Stock and Warrants
        Foreign Securities
        Other Investment Companies
        Money Market Instruments
        Securities Loans
        Forward Commitments
                "When-Issued" Securities (the Large Cap Core, Dividend,
                 International and Small Cap Funds only)
                "Delayed Delivery" Securities (the Large Cap Core, Dividend and
                 Small Cap Funds only)
        Mortgage Dollar Rolls (the Asset Allocation Fund only)
        REITs
        Mortgage-Backed Securities (the Asset Allocation Fund only)
        Non-Agency Mortgage-Backed Securities (the Asset Allocation Fund only) Asset-Backed Securities (the Asset Allocation Fund only)
        Repurchase Agreements
        Reverse Repurchase Agreements
        Options on Securities
        Futures Contracts and Related Options
        Swap Agreements (Swaps, Caps, Collars and Floors)
        Foreign Currency Transactions
        Rule 144A Securities
        Variable and Floating Rate Obligations
        Convertible Securities
        Yankee Obligations
        American, European, Continental and Global Depositary Receipts
                (except that only the Large Cap Core, International, Small Cap and Dividend Funds may invest in GDRs)

Except as indicated below under "Fundamental and Non-Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

                                       c

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

In addition to each Fund's investment goal as stated in its Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares. A "vote of the holders of a majority of the outstanding shares" of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

Each of the Asset Allocation Fund, Large Cap Fund, Dividend Fund, Value Fund, Growth Fund, International Fund, Small Cap Fund and Small Company Fund may not:

1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act.

2. Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act.

3. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

4.      Make loans except to the extent permitted by the 1940 Act.

5. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities.

6. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

7. Purchase or sell commodities or commodity contracts except that the Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.

With respect to Investment Limitation No. 1 above, the 1940 Act currently permits a Fund to borrow from any bank, provided that immediately after any such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. In addition, a Fund may engage in certain securities trading practices, such as reverse repurchase agreements, that are deemed to be borrowings under the 1940 Act, provided that the Fund maintains in a segregated custodial account liquid assets equal to the repurchase price (including accrued interest). Mortgage dollar rolls and U.S. Treasury rolls entered into by the Asset Allocation Fund that are not accounted for as financings shall not constitute borrowings.

With respect to Investment Limitation No. 2 above, the 1940 Act currently prohibits a diversified Fund from purchasing the securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and (b) the Fund may invest in U.S. Government obligations without regard to these limitations.

With respect to Investment Limitation No. 4 above, the 1940 Act currently permits a Fund to lend its portfolio securities against collateral having a value equal at all times to at least 100% of the value of the securities loaned. However, no portfolio securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the Fund would exceed 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. In addition, a Fund may engage in certain securities trading practices, such as repurchase agreements, that are deemed to be loans under the 1940 Act.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following investment limitation with respect to the Funds may be changed by the Board of Trustees without shareholder approval:

8. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

                                       d

The following investment limitations with respect to the Asset Allocation Fund, Dividend Fund, Value Fund, Growth Fund, International Fund and Small Company Fund may be changed by the Board of Trustees without shareholder approval:

9. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof except that (i) each of the Value Fund, Growth Fund, International Fund and Small Company Fund may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options, and (ii) the Asset Allocation Fund and the Dividend Fund may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges to the extent permitted by its investment objective and policies.

10. A Fund may not purchase securities of companies for the purpose of exercising control.

11. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act, except that the Dividend Fund may, from time to time, on a temporary basis, invest exclusively in one other investment company similar to the Fund.

The following investment limitation with respect to the Asset Allocation Fund, Dividend Fund, Value Fund, Growth Fund, International Fund and Small Company Fund may be changed by the Board of Trustees without shareholder approval:

12. A Fund may not invest more than 15% of its net assets in illiquid securities.

The following investment limitations with respect to the Large Cap Fund and Small Cap Fund may be changed by the Board of Trustees without shareholder approval:

13. The Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).

14. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

15. The Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

16. Neither Fund may purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Advisor, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

17. Neither Fund may purchase or sell interests in oil, gas, or mineral exploration or development programs or leases; except that the Funds may purchase the securities of issuers which invest in or sponsor such programs.

18. Neither Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

19. Neither Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. Neither Fund may write call options in excess of 5% of the value of its total assets.

20. Neither Fund will invest more than 15% of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

21. Neither Fund may invest in companies for the purpose of exercising management or control.

22. Neither Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

With respect to Investment Limitation No. 11 above, the 1940 Act currently prohibits a Fund, subject to certain exceptions, from acquiring the

                                       e
securities of other investment companies if, as a result of such acquisition,
(a) the Fund owns more than 3% of the total outstanding voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.

Each of the Growth Fund and Small Company Fund may purchase put options and call options on securities and securities indices. Neither of these Funds may purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets.

Each of the Value Fund, Growth Fund, International Fund and Small Company Fund may engage in writing covered call options and may enter into closing purchase transaction with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to such options written by these Funds may not exceed 25% of the value of such Fund's net assets.

The International Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges.

Each of the Asset Allocation Fund, Large Cap Fund, Dividend Fund and Small Cap Fund may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. These Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges and options not traded on exchanges. These Funds will not hedge more than 20% of their respective total assets (10% of net assets with respect to the Asset Allocation
Fund) by selling futures, buying puts, and writing calls under normal conditions. These Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets (10% of net assets with respect to the Asset Allocation Fund), and will not buy calls with a value exceeding 5% of their respective total assets. These Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transaction costs, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds' respective total assets (10% of net assets with respect to the Asset Allocation
Fund). These Funds will not purchase put options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, these Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following: futures contracts, swap agreements, and indexed securities. When one of these Funds enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund. These Funds may not use stock index futures contracts and options for speculative purposes.

As a means of reducing fluctuations in the net asset value of shares of the Asset Allocation Fund, Large Cap Fund, Dividend Fund and Small Cap Fund, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates.

The Asset Allocation Fund, Large Cap Fund, Dividend Fund and Small Cap Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). Each of these Funds will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. Each of these Funds may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

None of the Asset Allocation Fund, Large Cap Fund, Dividend Fund and Small Cap Fund will enter into futures contracts if, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Further, these Funds will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, these Funds may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of

                                       f

(10% of net assets with respect to the Asset Allocation Fund) the Fund's total assets would be invested in premiums on open put option positions.

As one way of managing their exposure to different types of investments, the Asset Allocation Fund, Large Cap Fund, Dividend Fund and Small Cap Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors.

Each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies.

Each of the Asset Allocation Fund, Value Fund, Growth Fund, International Fund, Small Cap Fund and Small Company Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. The Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, each of the Large Cap Core Fund, Dividend Fund and Small Cap Fund may invest exclusively in one other investment company similar to the respective Fund.

All debt obligations, including convertible bonds, purchased by the Asset Allocation Fund, Dividend Fund, Value Fund, Growth Fund and Small Company Equity Fund are rated investment grade by Moody's (Aaa, Aa, A and Baa) or S&P (AAA, AA, A and BBB), or, if not rated, are determined to be of comparable quality by the Advisor. Debt securities rated Baa by Moody's or BBB by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

The International Fund may only purchase debt securities rated A or higher by Moody's or S&P, or if unrated, determined by the Advisor to be of comparable quality. Issuers of commercial paper, bank obligations or repurchase agreements in which the International Fund invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality.

The Large Cap Fund and Small Cap Fund may purchase convertible bonds rated Ba or higher by Moody's or BB or higher by S&P or Fitch at the time of investment. Short-term money market instruments purchased by the Large Cap Fund and Small Cap Fund must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor may determine that it is appropriate for a Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC"). However, each Fund will sell promptly any security that is not rated investment grade by either S&P or Moody's if such securities exceed 5% of the Fund's net assets.

Loans of portfolio securities by the Funds will generally be short-term (except in the case of the Large Cap Fund and Small Cap Fund, which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by the Advisor to be of good standing and only when, in the Advisor's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

Each Fund will invest no more than 10% of its net assets in REITs.

Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and

                                       g
regulations under the 1940 Act.

ASSET ALLOCATION FUND

The Asset Allocation Fund may invest up to 25% of its net assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") (EDRs are also known as Continental Depositary Receipts ("CDRs")). Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may also buy and sell options and futures contracts, utilize stock index futures contracts, options, swap agreements, indexed securities and options or futures contracts, purchase asset-backed and mortgage-backed securities and enter into foreign currency exchange contracts.

GROWTH FUND

Under normal circumstances, the Growth Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. Convertible securities purchased by the Growth Fund may include both debt securities and preferred stock. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Convertible Securities" in
Part 2 of this SAI. The Fund may also invest in common stock warrants.

The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also purchase put options and call options and write covered call options. See "Options on Securities" in Part 2 of this SAI.

VALUE FUND

Under normal circumstances, the Value Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stock, preferred stock (including convertible preferred stock) and debt securities convertible into common stock, mainly those that the Advisor believes to be undervalued. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. See "Convertible Securities" in Part 2 of this SAI.

The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Foreign Securities" and

"American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also write covered call options. See "Options on Securities" in Part 2 of this SAI.

LARGE CAP FUND

Under normal market conditions, the Large Cap Fund will invest at least 80% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Convertible Securities" in
Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.

The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and Global Depositary Receipts ("GDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to the Advisor to be substantial. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI.

                                       h

INTERNATIONAL FUND

The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom.

The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Convertible Securities" in Part 2 of this SAI. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described below.

Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs, CDRs or GDRs as described under "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. Furthermore, the Fund may purchase and sell securities on a when-issued basis.

SMALL CAP FUND

Under normal circumstances, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Index.. In addition to common stocks, the Small Cap Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Convertible Securities" in
Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.

The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on U.S. securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the Advisor to be substantial. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI.

SMALL COMPANY FUND

In addition to common stocks, the Small Company Fund may invest in preferred stock, securities convertible into common stock, rights and warrants. Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Growth Index. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and CDRs. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI.

The Fund may purchase put options and call options and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Options on Securities" in
Part 2 of this SAI.

DIVIDEND FUND

Under normal circumstances, the Dividend Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but may also include preferred stocks and convertible securities. The Fund may invest up to 20% of its net asset in debt securities, including lower-quality debt securities. . The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs, CDRs and GDRs. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.

PORTFOLIO TURNOVER

Portfolio turnover is included in the Prospectuses under "Financial Highlights." Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with the Fund's investment goal. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Funds to realize capital gains which, if realized and distributed by the Funds, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.

For the Value Fund, during the fiscal year ending September 30, 2003, the turnover decreased from 99% in the prior year to 50%. Part of the decrease was because of a change in the fiscal year end, resulting in a shortened measurement period. The remainder of the decline was due to a combination of 1) the portfolio being well positioned during the end of 2002 and the first part of 2003 and requiring little change, and 2) some enhancements to the investment process that incorporate an increased focus on risk which has the effect of at times of lowering turnover. We expect that prospectively turnover will generally range between 80% and 100%.

For the Growth Fund, during the fiscal year ending September 30, 2003, the Growth Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was due largely to the repositioning of the Growth Fund during the fiscal year ending September 30, 2003. The manager sold stocks of companies with lower projected growth rates and lower price/earnings ratios. Those securities were replaced with stocks of higher growth companies that the manager expects will benefit over the long-term from the improving economic environment.

FUND CHARGES AND EXPENSES

Prior to November 1, 2003, the Advisor was entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund other than the International Fund. Effective November 1, 2003, the Board of Trustees approved a new management fee structure for the Funds, excluding the International Fund and Small Company Fund, as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion. Effective November 1, 2003, the new management fee structure for the Small Company Fund is as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of average daily net assets in excess of $1 billion. With respect to the International Fund, the Advisor is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such assets, plus 0.85% of net assets in excess of $100 million. Prior to November 1, 2003, the Funds, other than the International Fund, had been advised by the Advisor that, effective August 1, 2001, it intended to waive advisory fees payable by the Funds so that advisory fees payable by the Funds were as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion. Effective November 1, 2003, the Advisor no longer intends to waive its advisory fees payable to it by the Funds, excluding the International Fund. For the International Fund, the Advisor has agreed to waive fees in the amount of 0.25% annually of the average daily net assets for one year from the date of acquisition of the Galaxy International Equity Fund.

Oechsle International Advisors, LLC ("Oechsle"), a Delaware limited liability company with principal offices at One International Place, Boston, Massachusetts 02110, served as the sub-advisor to the International Fund until August 10, 2002. For the services provided and the expenses assumed pursuant to the sub-advisory agreement between the Advisor and Oechsle, the Advisor paid a fee to Oechsle, computed daily and paid quarterly, at the annual rate of 0.40% of the first $50 million of the International Fund's average daily net assets, plus 0.35% of average daily net assets in excess of $50 million. The member manager of Oechsle is Oechsle Group, LLC. FleetBoston Financial Corporation owns approximately a 35% non-voting interest in Oechsle.

Under each Fund's administration agreement, the Fund pays the Advisor a monthly fee at the annual rate of 0.0678% of the average daily net assets of the Fund. Prior to November 26, 2002, the administration agreement was computed daily and paid monthly at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by Galaxy, 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0525% of the next $9 billion of combined average daily net assets and 0.05% of combined average daily net assets in excess of $30 billion.

The Advisor is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (outsourcing agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the outsourcing agreement.

                                       j

Under its pricing and bookkeeping agreement with the Funds, the Advisor receives from the Funds an annual fee based on the average daily net assets of each Fund as follows: $25,000 under $50 million; $35,000 of $50 million but less than $200 million; $50,000 of $200 million but less than $500 million; $85,000 of $500 million but less than $1 billion and $125,000 in excess of $1 billion. The annual fees for a Fund with more than 25% in non-domestic assets will be 150% of the annual fees described above. In addition to the above-referenced fees, each Fund pays an additional $10,000 per annum. Notwithstanding the above, for each of the Funds, the Advisor waives fees payable to it under the agreement by $500 per month.

Under the shareholders' servicing and transfer agency fee arrangement between CFS and the Funds, each Fund pays the following fees:

        An annual open account fee of $28 per open account plus a Fund's allocated share of reimbursement for the out-of-pocket expenses of CFS.

Prior to November 1, 2003, the Fund paid a shareholders' servicing and transfer agency fee to CFS as follows:

-       A new account set up charge of $5.00 per account; plus

- An account maintenance fee for each open non-networked account of $14.00 per annum and for each networked account in the amount of $100,000 accounts or less of $11.00 per annum and each networked account in the amount of over $100,000 accounts of $8.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account in the amount of $100,000 or less of $14.00 per annum and each closed account in the amount of 1over $100,000 of $11.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- The Fund's allocated share of CFS' out-of-pocket expenses reasonably incurred by CFS in performing its duties and responsibilities pursuant to this arrangement.

There is a minimum annual fee per Fund of $5,000.

PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, served as the administrator (until July 2002) and transfer and dividend disbursing agent (until July 2002) for the Predecessor Funds. PFPC also provided pricing and bookkeeping services to the Predecessor Funds (until July 2002) and continued to provide certain of these pricing and bookkeeping services until November 2002. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp. During the last three fiscal years, no administration fees were waived by PFPC.

                                       k

RECENT FEES PAID TO THE ADVISOR, PFPC AND OTHER SERVICE PROVIDERS (DOLLARS IN
 THOUSANDS)

The following tables present recent fees paid to the Advisor, PFPC and other service providers by the relevant Predecessor Funds.

                                                              ASSET ALLOCATION FUND
                                                Eleven months
                                             ended September 30,             Years ended October 31,
                                             -------------------         ------------------------------
                                                  2003(a)                 2002       2001        2000
                                                  -------                -------    -------     -------
Advisory fee                                      $3,366                 $4,135     $5,223      $5,784
Administration fee                                   301                    362        460         546
Bookkeeping fee                                      138                    115        126         123
Shareholder service and transfer agent fee         1,235                  1,111      1,142       1,235
12b-1 fees:
  Service fee (A Shares)(b)                            1                      0          0           0
  Service fee (B Shares)(c)                            2                      1          1           1
  Service fee (C Shares)                              (d)                    (e)        (e)         (e)
  Service fee (G Shares)(f)                          180                    277        301         277
  Service fee (T Shares)(g)                          507                    723         42          12
  Distribution fee (A Shares)(b)                       0                     (d)        (d)          1
  Distribution fee (B Shares)(c)                       7                      3          3           4
  Distribution fee (C Shares)                          1                     (e)        (e)         (e)
  Distribution fee (G Shares)(f)                     394                    613        662         650
Fees and expenses waived or
  reimbursed by the Advisor                          (36)                   (33)       (18)        (17)
Fees waived by CFD (Class G)                           0                    (23)        (7)          0
Fees waived by CFS                                     0                    (20)       (26)          0

(a) The Asset Allocation Fund changed its fiscal year end from October 31 to September 30 in 2003.

(b) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were redesignated Class A shares.

(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were redesignated Class B shares.

(d)     Rounds to less than one.

(e)     Class C shares were initially offered on November 18, 2002.

(f) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail B shares were redesignated Class G shares.

(g) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were redesignated Class T shares.

                                                                                 GROWTH FUND
                                                             Eleven months ended
                                                                September 30,          Years ended October 31,
                                                                -------------          -----------------------
                                                                  2003(a)            2002       2001        2000
                                                                  -------           ------     -------     -------
Advisory fee                                                      $6,438            $9,319     $11,772     $13,911
Administration fee                                                   575               816       1,047       1,317
Bookkeeping fee                                                       87               132         140         138
Shareholder service and transfer agent fee                         1,942               872       1,214       1,446
12b-1 fees:
  Service fee (A Shares)(b)                                            1                 0           0           0
  Service fee (B Shares)(c)                                            1               684         930           1
  Service fee (C Shares)                                             502                (d)         (d)         (d)
  Service fee (G Shares)(e)                                          166               252         319         285
  Service fee (T Shares)(f)                                          622                 0           0           0
  Distribution fee (A Shares)(b)                                       0                 1           2          (g)
  Distribution fee (B Shares)(c)                                       4                 2           3           3
  Distribution fee (C Shares)                                          2                (d)         (d)         (d)
  Distribution fee (G Shares)(e)                                     359               558         726         697
Fees and expenses waived or reimbursed by the Advisor               (200)             (541)       (160)        (18)
Fees waived by CFD (Class G)                                           0               (26)        (10)          0
Fees waived by CFS                                                     0               (90)        (47)          0

                                       l

(a) The Equity Growth Fund changed its fiscal year end from October 31 to September 30 in 2003.

(b) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Class A shares.

(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Class B shares.

(d)     Class C shares were initially offered on November 18, 2002.

(e) On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were redesignated Class G shares.

(f) On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were redesignated Class T shares.

(g)     Rounds to less than one.

                                                                                  VALUE FUND
                                                             Eleven months ended
                                                                September 30,            Years ended October 31,
                                                                -------------            -----------------------
                                                                  2003(a)               2002       2001        2000
                                                                  -------              ------     -------     -------
Advisory fee                                                      $2,267               $2,892     $2,974      $3,813
Administration fee                                                   202                  253        260         364
Bookkeeping fee                                                       53                   64         64          81
Shareholder service and transfer agent fee                           675                  481        586         688
12b-1 fees:
  Service fee (A Shares)                                               1                   (b)        (b)         (b)
  Service fee (B Shares)                                              (g)                  (c)        (c)         (c)
  Service fee (C Shares)                                              (g)                  (d)        (d)         (d)
  Service fee (G Shares) (e)                                          41                   71         80          81
  Service fee (T Shares)(f)                                          329                    0          0           0
  Distribution fee (B Shares)                                          1                   (c)        (c)         (c)
  Distribution fee (C Shares)                                         (g)                  (d)        (d)         (d)
  Distribution fee (G Shares)(e)                                      89                  160        188         205
Fees and expenses waived or reimbursed by the Advisor                  0                   (6)        (7)        (12)
Fees waived by CFD (Class G)                                           0                    0         (4)          0
Fees waived by CFS                                                   (59)                   0         (8)          0

(a) The Value Fund changed its fiscal year end from October 31 to September 30 in 2003.

(b)     Class A shares were initially offered on November 25, 2002.

(c)     Class B shares were initially offered on November 25, 2002.

(d)     Class C shares were initially offered on November 25, 2002.

(e) On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were redesignated Class G shares.

(f) On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were redesignated Class T shares.

(g)     Rounds to less than one.

                                                                                   LARGE CAP FUND
                                                                Eleven months
                                                             ended September 30,          Years ended October 31,
                                                             -------------------          -----------------------
                                                                   2003(a)              2002       2001        2000
                                                                   -------             ------     -------     -------
Advisory fee                                                       3,311               $5,470     $7,004      $5,900
Advisory fee waiver                                                    -                  115         41           0
Administration fee                                                   297                  479        619         552
Bookkeeping fee
Shareholder service and transfer agent fee                            13                  667        634         434
12b-1 fees:
  Distribution fee (Class A)                                         N/A                   (g)        (g)         (g)
  Distribution fee (Class B)                                           4                    1          1           1
  Distribution fee (Class G)                                         208                  290        369         409
  Distribution fee (Class C)                                           1                  N/A        N/A         N/A
  Service fee (Class B)                                                1                   (g)        (g)         (g)
  Service fee (Class G) **                                            95                  130        168          91
  Service fee (Class C) **                                            (g)                 N/A        N/A         N/A
  Service fee (Class T) **                                           484                  N/A        N/A         N/A
Fees waived by CFS                                                     0                    0        (29)          0


                                       m

(a) The Fund changed its fiscal year end from October 31 to September 30 in 2003.

(b) On November 18, 2002, the Galaxy Large Cap Core Fund, Prime A shares were redesignated Class A shares.

(c) On November 18, 2002, the Galaxy Large Cap Core Fund, Prime B shares were redesignated Class B shares.

(d)     Class C shares were initially offered on November 18, 2002.

(e) On November 18, 2002, the Galaxy Large Cap Core Fund, Retail B shares were redesignated Class G shares.

(f) On November 18, 2002, the Galaxy Large Cap Core Fund, Retail A shares were redesignated Class T shares.

(g)     Rounds to less than one.

                                                                              INTERNATIONAL FUND
                                                                Eleven months
                                                             ended September 30,          Years ended October 31,
                                                             -------------------          -----------------------
                                                                   2003                 2002       2001        2000
                                                                   -----               ------     -------     -------
Advisory fee                                                      $3,241               $4,760     $4,985      $5,508
Advisory fee waiver                                                  900                1,341      1,994       2,212
Expense reimbursement by the Advisor                                 N/A                    0          0           0
Sub-advisory fee                                                     N/A                1,551      2,816      $3,121
Administration fee                                                   241                 3523        524         624
Bookkeeping fee
Shareholder service fee *                                             (g)                 152        175         282
12b-1 fees:
  Distribution fee (Prime A Shares)                                  N/A                   (g)        (g)         (g)
  Distribution fee (Class B/Prime B Shares)                           (g)                   2          3           4
  Distribution fee (Class G/Retail B Shares)                          28                   42         47          40
  Distribution fee (Class C Shares)                                   (g)                 N/A        N/A         N/A
  Service fee (Class B/Prime B Shares)                                (g)                  (g)        (g)          1
  Service fee (Class C)                                               (g)
  Service fee (Class T)                                              108
  Service fee (Class G/Retail B Shares) **                            13                   19         16           5
Fees waived by CFD (Class G)                                           0                  (16)        (5)          0
Fees waived by CFS                                                   (50)                 (70)       (39)          0

(a) The International Fund changed its fiscal year end from October 31 to September 30 in 2003.

(b) On November 18, 2002, the Galaxy International Equity Fund, Prime A shares were redesignated Class A shares.

(c) On November 18, 2002, the Galaxy International Equity Fund, Prime B shares were redesignated Class B shares.

(d)     Class C shares were initially offered on November 18, 2002.

(e) On November 18, 2002, the Galaxy International Equity Fund, Retail B shares were redesignated Class G shares.

(f) On November 18, 2002, the Galaxy International Equity Fund, Retail A shares were redesignated Class T shares.

(g)     Rounds to less than one.

                                       n

                                                                                  SMALL CAP FUND
                                                                Eleven months
                                                             ended September 30,          Years ended October 31,
                                                             -------------------          -----------------------
                                                                   2003(a)              2002       2001        2000
                                                                   -------             ------     -------     -------
Advisory fee                                                       $5,236              $4,741     $3,725      $2,844
Administration fee                                                    468                 415        328         269
Bookkeeping fee                                                        87                 105         88          71
Shareholder service and transfer agent fee                            731                 316        276         151
12b-1 fees:
  Service fee (A shares)(b)                                            38                   0          0           0
  Service fee (B shares)(c)                                             8                  (g)        (g)         (g)
  Service fee (C shares)                                                6                  (d)        (d)         (d)
  Service fee (G shares)(e)                                            26                  24         11           7
  Service fee (T shares)(f)                                           319
  Distribution fee (A Shares)(b)                                        0                  (g)        (g)         (g)
  Distribution fee (B Shares)(c)                                       23                   2          2           1
  Distribution fee (C shares)                                          19                  (d)        (d)         (d)
  Distribution fee (G Shares)(e)                                       57                  54         25          16
Fees and expenses waived or reimbursed by the Advisor                (121)                (66)       (13)       (100)
Fees waived by CFD (Class G)                                            0                   0          0          (4)
Fees waived by CFS                                                      0                   0          0         (93)

(a) The Small Cap Fund changed its fiscal year end from October 31 to September 30 in 2003.

(b) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Class A shares.

(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Class B shares.

(d)     Class C shares were initially offered on November 18, 2002.

(e) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Class G shares.

(f) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were redesignated Class T shares.

(g)     Rounds to less than one.

                                                                                SMALL COMPANY FUND
                                                                Eleven months
                                                             ended September 30,          Years ended October 31,
                                                             -------------------          -----------------------
                                                                   2003(a)              2002       2001        2000
                                                                   -------             ------     -------     -------
Advisory fee                                                       $2,185              $2,956     $3,665      $4,110
Administration fee                                                    195                 257        323         389
Bookkeeping fee                                                        54                  70     88,332          98
Shareholder service and transfer agent fee                            789                 201        259         316
12b-1 fees:
  Service fee (A shares)(b)                                            (c)                 (d)        (d)         (d)
  Service fee (B shares)(f)                                            (c)                 (e)        (e)         (e)
  Service fee (C shares)(g)                                            (c)                  0          0           0
  Service fee (G shares)(h)                                            22                  41         51          50
  Service fee (T shares)(i)                                           156                   0          0           0
  Distribution fee (A shares)(b)                                        0                  (d)        (d)         (d)
  Distribution fee (B shares)(f)                                       (c)                 (e)        (e)         (e)
  Distribution fee (C shares)(g)                                       (c)                  0          0           0
  Distribution fee (G shares)(h)                                       48                  91        113         120
Fees and expenses waived or reimbursed by the Advisor                   0                 (58)        (7)         (4)
Fees waived by CFD (G shares)                                           0                  (3)         0          (2)
Fees waived by CFS                                                    (26)                (22)         0           0

                                       o

         (a) The Small Company Fund changed its fiscal year end from October 31 to September 30 in 2003.

         (b) On November 18, 2002, the Galaxy Small Company Equity Fund, Prime A shares were redesignated Class A shares.

         (c) Rounds to less than one.

         (d) Prime A shares were not offered during the period.

         (e) Prime B shares were not offered during the period.

         (f) On November 18, 2002, the Galaxy Small Company Equity Fund, Prime B shares were redesignated Class B shares.

         (g) Class C shares were initially offered on November 18, 2002.

         (h) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail B shares were redesignated Class G shares.

         (i) On November 18, 2002, the Galaxy Small Company Equity Fund l Retail A shares were redesignated Class T shares.

                                                                        DIVIDEND FUND
                                              Eleven months ended                 Years ended October 31,
                                                  September 30,                   -----------------------
                                                     2003(a)               2002              2001          2000
                                                     -------               ----              ----          ----
Advisory fee                                         $ 1,227               $381              $643          $ 97
Advisory fee waiver                                       (4)              (102)             (234)         (181)
Bookkeeping Fee                                           41                 40                 0             0
Administration fee                                       109                 33                77            64
Shareholder service and transfer agent fee               N/A                 24                20             8
12b-1 fees:
  Distribution fee (Class A Shares)                        0                 (d)               (d)           (d)
  Distribution fee (Class B Shares)                        2                 (d)               (d)           (d)
  Distribution fee (Class C Shares)                       (e)                (d)               (d)           (d)
  Distribution fee (Class G Shares)(c)                    61                 16                12             9
  Service fee (Class B Shares)                            (e)                (d)               (d)           (d)
  Service fee (Class C Shares)                            (e)                (d)               (d)           (d)
  Service fee (Class T Shares)(b)                        246                N/A               N/A           N/A
  Service fee (Class G Shares) (c)                        28                  7                 5             2
Fees waived by CFD (G Shares)                              0                 (e)               (e)            0
Fees waived by CFS                                        (e)                (4)               (6)            0

         (a) The Fund changed its fiscal year end from October 31 to September 30 in 2003.

         (b) On November 25, 2002, the Fund's Retail A shares were redesignated Class T shares.

         (c) On November 25, 2002, the Fund's Retail B shares were redesignated Class G shares.

         (d) Classes A, B and C shares were initially offered on November 25, 2002.

         (e) Rounds to less than one.

Fleet Bank, an affiliate of FleetBoston Financial Corporation, was paid a fee for Sub-Account Services performed with respect to Trust Shares of the Predecessor Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank was paid $21.00 per year for each defined contribution plan participant account. For the fiscal year ended October 31, 2002, Fleet Bank received $2,555,258 for Sub-Account Services. PFPC bore this expense directly, and shareholders of Trust Shares of the Predecessor Funds bore this expense indirectly through fees paid to PFPC for transfer agency services.

BROKERAGE COMMISSIONS (DOLLARS IN THOUSANDS)

For the eleven months ended September 30, 2003 and the fiscal years ended October 31, 2002, 2001 and 2000, the Funds paid brokerage commissions as shown in the table below. During the eleven months ended September 30, 2003 and the fiscal years ended October 31, 2002, 2001 and 2000, certain Funds effected a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of Fleet Securities, Inc., which is an affiliate of the Advisor, and Robertson Stephens Inc. ("Robertson Stephens"), also an affiliate of the Advisor. The table below discloses (1) the aggregate amount of commissions paid to Quick & Reilly and Robertson Stephens by the Funds during the eleven months ended September 30, 2003 and the fiscal years ended October 31, 2002, 2001 and 2000, (2) the percentage of each Fund's aggregate brokerage commissions for the eleven months ended September 30, 2003 and the fiscal years ended October 31, 2002, 2001 and 2000, that was paid to Quick & Reilly and Robertson Stephens, and (3) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly and Robertson Stephens during the eleven months ended September 30, 2003 and the fiscal years ended October 31, 2002, 2001 and 2000. In addition, the table below discloses the soft dollar commissions paid by the Funds during the eleven months ended September 30, 2003 and the fiscal year ended October 31, 2002, 2001 and 2000.

                                        p

                                                                ASSET ALLOCATION FUND
                                           Eleven months
                                               ended                   Years ended October 31,
                                           September 30,               -----------------------
                                              2003(a)            2002            2001            2000
                                               -------           ----            -----           ----
Total commissions                             $1,013            $ 438           $  149          $ 262
Soft dollar commissions                           18              100                6              0
Aggregate commissions to Quick & Reilly            0                0               69            173
     and Robertson Stephens
% of aggregate commissions to Quick &           0.00%            0.00%           46.55%          0.00%
     Reilly and Robertson Stephens
% of aggregate commission transactions          0.00%            0.00%           54.72%          0.00%
     effected through Quick & Reilly and
     Robertson Stephens

(a) The Asset Allocation Fund changed its fiscal year end from October 31 to September 30 in 2003.

                                                                 GROWTH FUND
                                          Eleven months
                                              ended                  Years ended October 31,
                                          September 30,              -----------------------
                                             2003(a)          2002           2001             2000
                                             -------         ------         ------           ------
Total commissions                             $ 902          $1,925         $1,817           $1,911
Soft dollar commissions                          73             123            182
Aggregate commissions to Quick & Reilly           0               0             37               98
     and Robertson Stephens
% of aggregate commissions to Quick &          0.00%           0.00%          2.02%            0.00%
     Reilly and Robertson Stephens
% of aggregate commission transactions         0.00%           0.00%          2.15%            0.00%
     effected through Quick & Reilly and
     Robertson Stephens

(a) The Growth Fund changed its fiscal year end from October 31 to September 30 in 2003.

                                                                     VALUE FUND
                                              Eleven months
                                                 ended                   Years ended October 31,
                                              September 30,              -----------------------
                                                 2003(a)           2002           2001             2000
                                                 -------          ------         ------            ----
Total commissions                                $  264           $1,515         $1,432           $ 976
Soft dollar commissions                              20              405            195
Aggregate commissions to Quick & Reilly               0                0            700             653
     and Robertson Stephens
% of aggregate commissions to Quick &              0.00%            0.00%         48.90%           0.00%
     Reilly and Robertson Stephens
% of aggregate commission transactions             0.00%            0.00%         62.41%           0.00%
     effected through Quick & Reilly and
     Robertson Stephens
Aggregate commissions to Fleet                       19              N/A            N/A             N/A
     Securities, Inc.
% of aggregate commissions to Fleet                7.26%             N/A            N/A             N/A
     Securities, Inc.
% of aggregate commission transactions            13.67%             N/A            N/A             N/A
     effected through Fleet Securities, Inc.

(a) The Value Fund changed its fiscal year end from October 31 to September 30 in 2003.

                                        q

                                                       Eleven                LARGE CAP FUND
                                                       months
                                                        ended
                                                      September         Years ended October 31,
                                                         30,            -----------------------
                                                       2003(a)       2002        2001          2000
                                                       -------       ----        -----         -----
Total commissions                                      $  948       $ 609       $  749        $ 795
Soft dollar commissions                                   105          25           96
Aggregate commissions to Quick & Reilly and
     Robertson Stephens                                     0           0          102          370
% of aggregate commissions to Quick & Reilly and
     Robertson Stephens                                     0%       0.00%       13.66%        0.00%
% of aggregate commission transactions effected                      0.00%       22.14%        0.00%
     through Quick & Reilly and Robertson Stephens          0%
Aggregate commissions to Fleet Securities              $  281         N/a          N/a          N/a
% of aggregate commissions to Fleet Securities           6.38%        N/a          N/a          N/a

(a) The Fund changed its fiscal year end from October 31 to September 30 in 2003.

                                                                   INTERNATIONAL FUND
                                                       Eleven
                                                       months
                                                        ended
                                                      September         Years ended October 31,
                                                         30,            -----------------------
                                                       2003(a)       2002        2001         2000
                                                       -------       ----        ----         ----
Total commissions                                      $1,579        $  0       $1,516       $1,644
Soft dollar commissions                                   267           0           17
Aggregate commissions to Quick & Reilly                   N/A         N/A          N/A          N/A
     and Robertson Stephens
% of aggregate commissions to Quick &                     N/A         N/A          N/A          N/A
     Reilly and Robertson Stephens
% of aggregate commission transactions                    N/A         N/A          N/A          N/A
     effected through Quick & Reilly and
     Robertson Stephens

(a) The Fund changed its fiscal year end from October 31 to September 30 in 2003.

                                                                            SMALL CAP FUND
                                                      Eleven
                                                      months
                                                       ended
                                                     September          Years ended October 31,
                                                        30,             -----------------------
                                                      2003(a)         2002         2001        2000
                                                      -------         ----         ----        ----
Total commissions                                    $1,246,500     $1,209,263  $ 740,498     $458,281
Soft dollar commissions                                       0              0     38,842
Aggregate commissions to Quick & Reilly and
     Robertson Stephens                                       0              0     18,250            0
% of aggregate commissions to Quick & Reilly and
     Robertson Stephens                                    0.00%          0.00%      2.46%        0.00%
% of aggregate commission transactions effected
     through Quick & Reilly and Robertson Stephens         0.00%          0.00%      2.06%        0.00%

(a) The Small Cap Fund changed its fiscal year end from October 31 to September 30 in 2003.

                                        r

                                                         SMALL COMPANY FUND
                                             Eleven
                                             months
                                             ended
                                           September           Years ended October 31,
                                              30,              -----------------------
                                            2003(a)        2002         2001         2000
                                            -------        ----         ----         ----
Total commissions                           $ 2,550       $1,839       $ 956        $ 950
Soft dollar commissions                           5           12          71
Aggregate commissions to Quick & Reilly
     and Robertson Stephens                       0            0           0           10
% of aggregate commissions to Quick &
     Reilly and Robertson Stephens             0.00%        0.00%       0.00%        0.00%
% of aggregate commission transactions
     effected through Quick & Reilly and
     Robertson Stephens                        0.00%        0.00%       0.00%        0.00%

(a) The Small Company Fund changed its fiscal year end from October 31 to September 30 in 2003.

                                                           DIVIDEND FUND
                                             Eleven
                                             months
                                             ended
                                            September       Years ended October 31,
                                               30,          -----------------------
                                             2003(a)     2002         2001         2000
                                             -------     ----         ----         ----
Total commissions                            $76,363    $ 224        $ 362         $248
Soft dollar commissions                          910        2           24           15
Aggregate commissions to Quick & Reilly      $     0        0            7            0
   and Robertson Stephens
% of aggregate commissions to Quick &              0%    0.00%        0.51%           0%
   Reilly and Robertson Stephens
% of aggregate commission transactions             0%    0.00%        1.94%           0%
   effected through Quick & Reilly and
Robertson Stephens
Aggregate commissions to Fleet               $    21      N/a          N/a          N/a
   Securities
% of aggregate commissions to Fleet             0.29%     N/a          N/a          N/a
   Securities

(a) The Fund changed its fiscal year end from October 31 to September 30 in 2003.

The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At September 30, 2004, the Funds held securities of their regular brokers or dealers as set forth below (dollars in thousands):

     Fund                        Broker/Dealer                Value
     ----                        -------------                -----
Asset Allocation Fund     CitiGroup, Inc.                      $11,026
                          Goldman Sachs Group                  $ 2,759
                          JP Morgan Chase & Co.                $ 2,345
                          Credit Suisse Group                  $   831
                          State Street Corp.                   $   653
                          Nomura Securities Co. LTD            $   275
                          Investors Financial Services
                            Corp.                              $   223
                          Janus Capital Group, Inc.            $   159
                          Jefferies Group, Inc.                $   138
                          Lehman Brothers Holdings, Inc.       $   131
                          Bear Stearns                         $   127

Value Fund                CitiGroup, Inc.                      $14,104
                          PNC Financial Services Group         $ 6,419
                          Wachovia Corp.                       $ 5,178
                          Merrill Lynch & Co., Inc.            $ 4,622
                          LaBranche & Co., Inc.                $ 1,459

Dividend Fund             CitiGroup, Inc.                      $ 9,102
                          JP Morgan Chase & Co.                $ 4,120
                          State Street Corp.                   $ 1,800

International Fund        Credit Suisse Corp.                  $ 9,025
                          Nomura Securities Co. LTD            $ 3,005

Large Cap Fund            CitiGroup, Inc.                      $13,475
                          JP Morgan Chase & Co.                $ 8,041

Growth Fund               CitiGroup, Inc.                      $31,857
                          Goldman Sachs Group, Inc.            $10,488

Small Company Fund        Investors Financial Services Corp.   $ 4,475
                          Jefferies Group, Inc.                $ 3,091

                                        s

TRUSTEES AND TRUSTEES' FEES

Columbia Funds Complex consists of the following funds (the "Funds"):

The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 9 closed-end or interval management investment company portfolios. (For purposes of this Trustees and Trustees' Fees section only, the "Liberty Funds").

The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI, the series of SteinRoe Variable Investment Trust and 3 closed-end management investment company portfolios. (For purposes of this Trustees and Trustees' Fees section only, the "Stein Roe Funds").

Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (For purposes of this Trustees and Trustees' Fees section only, the "All-Star Funds").

Columbia Management Multi-Strategy Hedge Fund, LLC.

Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust. (For purposes of this Trustees and Trustees' Fees section only, the "Columbia Funds").

The series of The Galaxy Funds. (For purposes of this Trustees and Trustees' Fees section only, the "Galaxy Funds").

The series of Columbia Acorn Trust and the series of Wanger Advisors Trust. (For purposes of this Trustees and Trustees' fees section only, the "Acorn Funds" and "WAT Funds," respectively).

The Advisor or its affiliates pay the compensation of all the officers of the Funds in the Columbia Funds Complex, including Trustees who are affiliated with the Advisor. For the fiscal year ended October 31, 2002, the Trustees did not receive compensation from the Funds because the Funds had not yet commenced investment operations. For the fiscal year ended September 30, 2003, and the calendar year ended December 31, 2003, the Trustees received the following compensation for serving as Trustees:

                                                   Aggregate
                                                 Compensation          Aggregate           Aggregate           Aggregate
                                 Pension or     from the Asset     Compensation from   Compensation from   Compensation from
                                 Retirement     Allocation Fund     the Growth Fund      the Value Fund      the Large Cap
                                  Benefits      for the Fiscal       for the Fiscal      for the Fiscal       Fund for the
                              Accrued as part     Year Ended           Year Ended          Year Ended      Fiscal Year Ended
                                  of Fund         September 30,      September 30,       September 30,       September 30,
   Trustee(a)                   Expenses(b)         2003(c)             2003(c)             2003(c)             2003(c)
                                -----------         -------             -------             -------             -------
Douglas A. Hacker                   N/A             $ 720               $  984               $1,141               $ 815
Janet Langford Kelly                N/A               584                  772                1,022                 676
Richard W. Lowry                    N/A               553                  708                1,036                 653
Salvatore Macera (d)                N/A               414                  536                  683                 488
William E. Mayer                    N/A               786                  826                1,090                 720
Charles R. Nelson                   N/A               730                  995                1,146                 829
John J. Neuhauser                   N/A               786                1,088                1,189                 882
Joseph R. Palombo (e)               N/A               N/A                  N/A                  N/A                 N/A
Patrick J. Simpson                  N/A               N/A                  N/A                  N/A                 N/A
Thomas E. Stitzel                   N/A               584                  772                1,022                 676
Thomas C. Theobald (f)              N/A               624                  826                1,090                 720
Anne-Lee Verville (g)               N/A               822                1,124                1,274                 930
Richard L. Woolworth                N/A               N/A                  N/A                  N/A                 N/A

                                        t

                            Aggregate Compensation          Aggregate          Aggregate Compensation         Aggregate
                            from the International    Compensation from the    from the Small Company   Compensation from the
                           Fund for the Fiscal Year     Small Cap Fund for      Fund for the Fiscal     Dividend Fund for the
                             Ended September 30,      the Fiscal Year Ended     Year Ended September      Fiscal Year Ended
    Trustee(a)                    2003(c)             September 30, 2003(c)         30, 2003(c)         September 30, 2003(c)
                                  -------             ---------------------         -----------         ---------------------
Douglas A. Hacker                  $819                     $1,007                    $  959                     $594
Janet Langford Kelly                699                        699                       850                      514
Richard W. Lowry                    687                        687                       855                      510
Salvatore Macera (d)                481                        481                       569                      349
William E. Mayer                    746                        746                       907                      549
Charles R. Nelson                   827                        827                       964                      599
John J. Neuhauser                   874                        874                     1,006                      630
Joseph R. Palombo (e)               N/A                        N/A                       N/A                      N/A
Patrick J. Simpson                  N/A                        N/A                       N/A                      N/A
Thomas E. Stitzel                   699                        699                       850                      514
Thomas C. Theobald (f)              746                        746                       907                      549
Anne-Lee Verville (g)               925                        925                     1,074                      669
Richard L. Woolworth                N/A                        N/A                       N/A                      N/A

                              Total Compensation from the Columbia
                             Funds Complex Paid to the Trustees for
                                    the Calendar Year Ended
    Trustee(a)                        December 31, 2003(a)
                                      --------------------
Douglas A. Hacker                           $115,500
Janet Langford Kelly                         101,500
Richard W. Lowry                             128,150
Salvatore Macera (d)                          56,500
William E. Mayer                             133,150
Charles R. Nelson                            155,073
John J. Neuhauser                            143,568
Joseph R. Palombo (e)                            N/A
Patrick J. Simpson                            62,234
Thomas E. Stitzel                            103,500
Thomas C. Theobald (f)                       110,250
Anne-Lee Verville (g)                        128,250
Richard L. Woolworth                          64,234

(a) As of December 31, 2003, the Columbia Funds Complex consisted of 132 open-end and 15 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth, then directors/trustees of the Columbia Funds, were appointed to the board of trustees of the Liberty Funds and Stein Roe Funds. Also effective October 8, 2003, the trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/trustees of the Columbia Funds. A single combined board of trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, the Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.

(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(c) The Fund changed its fiscal year end from October 31 to September 30 in 2003.

(d) Mr. Macera retired as a Trustee from the Board of Trustees effective June 18, 2003.

(e) Mr. Palombo does not receive compensation because he is an employee of the Advisor.

(f) During the fiscal year ended September 30, 2003, and the calendar year ended December 31, 2003, Mr. Theobald deferred $210 of his compensation from the Asset Allocation Fund, $194 of his compensation from the Growth Fund, $630 of his compensation from the Value Fund, $290 of his compensation from the Large Cap Fund, $347 of his compensation from the International Fund, $347 of his compensation from the Small Cap Fund, $499 of his compensation from the Small Company Fund and $274 of his compensation from the Dividend Fund, and $53,250

                                        u
     of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2003, the value of Mr. Theobald's account under that plan was $55,587.

(g) During the fiscal year ended September 30, 2003, and the calendar year ended December 31, 2003, Ms. Verville deferred $221 of her compensation from the Asset Allocation Fund, $203 of her compensation from the Growth Fund, $662 of her compensation from the Value Fund, $305 of her compensation from the Large Cap Fund, $364 of her compensation from the International Fund, $364 of her compensation from the Small Cap Fund, $524 of her compensation from the Small Company Fund and $287 of her compensation from the Dividend Fund, and $53,250 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2003, the value of Ms. Verville's account under that plan was $516,001.

Role of the Board of Trustees

The Trustees of the Funds are responsible for the overall management and supervision of the Fund's affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers for the Fund and review the Fund's performance. The Trustees have created several committees to perform specific functions for the Fund. Mr. Theobald was elected Chairman of the Board of Trustees of the Liberty Funds, Stein Roe Funds and Columbia Funds effective December, 2003.

Audit Committee

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. Prior to October 2003, Ms. Verville and Messrs. Hacker, Nelson and Neuhauser were members of the Audit Committee of the Board of Trustees of the Fund. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the period November 1, 2002 through September 30, 2003, the Audit Committee convened ten times.

Governance Committee

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald were members of the Governance Committee of the Board of Trustees of the Fund. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the period November 1, 2002 through September 30, 2003, the Governance Committee convened five times.

Advisory Fees & Expenses Committee

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald were members of the Advisory Fees and Expenses Committee of the Board of Trustees of the Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the period November 1, 2002 through September 30, 2003, the Advisory Fees & Expenses Committee convened five times.

Investment Oversight Committees

Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of Funds which they review:

IOC #1:     Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing Funds in the following asset categories:
            Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised),
            Municipal and Bank Loan.

IOC #2:     Messrs. Hacker and Palombo and Ms. Verville are responsible for reviewing Funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector and Fixed Income - Core.

IOC#3:      Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing Funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

IOC#4:      Messrs. Nelson, Simpson and Woolworth are responsible for reviewing Funds in the following asset categories: Large Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity, Taxable Fixed
            Income and Money Market.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2003 (i) in each Fund and (ii) in the Funds in the Columbia Funds Complex.

                                 Dollar Range of Equity   Dollar Range of Equity   Dollar Range of Equity   Dollar Range of Equity
                                Securities Owned in the     Securities Owned in      Securities Owned in      Securities Owned in
    Name of Trustee              Asset Allocation Fund        the Growth Fund          the Value Fund         the Large Cap Fund
    ---------------              ---------------------        ---------------          --------------         ------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                          $0                       $0                       $0                       $0
Janet Langford Kelly                       $0                       $0                       $0                       $0
Richard W. Lowry                           $0                       $0                       $0                       $0
Charles R. Nelson                   $50,001-$100,000                $0                       $0                       $0
John J. Neuhauser                          $0                       $0                       $0                       $0
Patrick J. Simpson                         $0                       $0                       $0                       $0
Thomas E. Stitzel                          $0                       $0                       $0                       $0
Thomas C. Theobald                         $0                       $0                       $0                       $0
Anne-Lee Verville (a)                      $0                       $0                       $0                       $0
Richard L. Woolworth                       $0                       $0                       $0                       $0

INTERESTED TRUSTEES
William E. Mayer                           $0                       $0                       $0                       $0
Joseph R. Palombo                          $0                       $0                       $0                       $0

                                 Dollar Range of Equity   Dollar Range of Equity   Dollar Range of Equity   Dollar Range of Equity
                                Securities Owned in the     Securities Owned in      Securities Owned in      Securities Owned in
    Name of Trustee                International Fund       the Small Cap Fund     the Small Company Fund      the Dividend Fund
    ---------------                ------------------       ------------------     ----------------------      -----------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                          $0                       $0                       $0                       $0
Janet Langford Kelly                       $0                       $0                       $0                       $0
Richard W. Lowry                           $0                       $0                       $0                       $0
Charles R. Nelson                          $0                       $0                       $0                       $0
John J. Neuhauser                          $0                       $0                       $0                       $0
Patrick J. Simpson                         $0                       $0                       $0                       $0
Thomas E. Stitzel                          $0                       $0                       $0                       $0
Thomas C. Theobald                         $0                       $0                       $0                       $0
Anne-Lee Verville (a)                      $0                       $0                       $0                       $0
Richard L. Woolworth                       $0                       $0                       $0                       $0

INTERESTED TRUSTEES
William E. Mayer                           $0                       $0                       $0                       $0
Joseph R. Palombo                          $0                       $0                       $0                       $0

                                        w

                                              Aggregate Dollar Range of Equity
                                           Securities Owned in All Funds Overseen
                                                        by Trustee in
    Name of Trustee                                Columbia Funds Complex
    ---------------                                ----------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                                       Over $100,000
Janet Langford Kelly                                    Over $100,000
Richard W. Lowry                                        Over $100,000
Charles R. Nelson                                       Over $100,000
John J. Neuhauser                                       Over $100,000
Patrick J. Simpson                                    $50,001-$100,000
Thomas E. Stitzel                                     $50,001-$100,000
Thomas C. Theobald                                      Over $100,000
Anne-Lee Verville (a)                                   Over $100,000
Richard L. Woolworth                                    Over $100,000

INTERESTED TRUSTEES
William E. Mayer                                      $50,001-$100,000
Joseph R. Palombo                                        $1-$10,000

(a) Ms. Verville has elected to defer her compensation as a Trustee under the deferred compensation plan for independent Trustees of the Columbia Funds Complex. The value of her deferred compensation is determined as if the amounts had been invested, as of the date of deferral, in shares of one or more funds in the complex as specified by her. At December 31, 2003, the value of her deferred compensation account exceeded $100,000.

OWNERSHIP OF THE FUNDS

As of record on December 31, 2003, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Funds.

As of record on December 31, 2003, the following shareholders of record owned 5% or more of the shares of the classes of the Funds noted below:

ASSET ALLOCATION FUND

                                 CLASS A SHARES

   Shareholder (name and address)                 Share Balance      Percent of Class Total (%)
   ------------------------------                 -------------      --------------------------
US Clearing Corp                                    8,102.9510                 7.08
FBO 245-05958-10
26 Broadway
New York, NY 10004-1703

US Clearing Corp                                    6,134.1640                 5.36
FBO 131-92787-17
26 Broadway
New York, NY  10004-1703

Clarence D. Williams                                7,634.9650                 6.67
443-5 St. Anns Avenue
Apt. 11A
Bronx, NY 10455

Columbia Trust Company Rollover IRA                 5,993.4380                 5.24
George B. OOsterwijk
306 W. El Norte Pkwy. #N410
Escondido, CA 92026-1960

                                 CLASS C SHARES

   Shareholder (name and address)                  Share Balance      Percent of Class Total (%)
   ------------------------------                  -------------      --------------------------
Citigroup Global Markets Inc.                        2,346.4060                 12.83
00112C59463
333 West 34th Street - 3rd Floor
New York, NY 10001-2402

US Clearing Corp                                     1,091.5090                  5.97
FBO 236-99556-18
26 Broadway
New York, NY 10004-1703

Raymond James & Assoc., Inc.                         1,927.0460                 10.54
FBO Edmonds Thomas
Bin #47331326
880 Carillon Parkway
St. Petersburg, FL 33716-1100

American Enterprise Investment Svcs                  1,402.8630                  7.67
FBO 555731661
P.O. Box 9446
Minneapolis, MN 55440-9446

LPL Financial Services                               2,164.0630                 11.84
A/C 4594-0116
9785 Towne Center Drive
San Diego, CA  92121-1968

                                        y

                                 CLASS Z SHARES

  Shareholder (name and address)               Share Balance      Percent of Class Total (%)
  ------------------------------               -------------      --------------------------
Gales & Co                                      870,667.1960                 5.78
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY  14638-0001

Gales & Co                                     1,305,834.2960                8.67
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY  14638-0001

GROWTH FUND

                                 CLASS A SHARES

  Shareholder (name and address)               Share Balance      Percent of Class Total (%)
  ------------------------------               -------------      --------------------------
Columbia Trust Company IRA                      13,984.8130                 9.38
Max Borten
1301 Commonwealth Avenue
West Newton, MA 02465-2912

NFSC FEBO # 251-050660                           8,136.8150                 5.46
Elwood W.  Beebe TTEE
Russell S. Tauscher TTEE
The Philipp Manuf Co Retir Pl EM
19 Ward Avenue
Easthampton, MA 01027-2214

NFSC FEBO # 251-050652                          27,173.6630                18.23
Elwood W. Beebe TTEE
Russell S. Tauscher TTEE 401K Pl
The Philipp Manufacturing Co
19 Ward Avenue
Easthampton, MA 01027-2214

Pershing LLC                                     7,824.7260                 5.25
PO Box 2052
Jersey City, NJ 07303-2052

                                 CLASS C SHARES

  Shareholder (name and address)               Share Balance      Percent of Class Total (%)
  ------------------------------               -------------      --------------------------
Dean Witter for the Benefit of                   5,210.2770                14.59
Disc Roger A. Shiffman TTEE
PO Box 250 Church Street Station
New York, NY 10008-0250

US Clearing Corp                                 8,947.5840                25.06
FBO 195-04466-23
26 Broadway
New York, NY 10004-1703

                                        z

US Clearing Corp                                     2,298.8510                  6.44
FBO 245-96575-12
26 Broadway
New York, NY 10004-1703

US Clearing Corp                                     5,656.5780                 15.84
FBO 247-02888-18
26 Broadway
New York, NY 10004-1703

                                 CLASS Z SHARES

   Shareholder (name and address)              Share Balance      Percent of Class Total (%)
   ------------------------------              -------------      --------------------------
Amvescap National Trust Co as Agent            8,731,123.0310               24.05
For Fleet National Bank FBO
FleetBoston Financial Savings Plus
PO Box 105779
Atlanta, GA 30348-5779

Gales & Co                                     5,027,993.2770               13.85
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main Street
Rochester, NY 14638-0001

Gales & Co                                     9,405,643.6380               25.91
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main Street
Rochester, NY 14638-0001

Gales & Co                                     7,824,652.6560               21.55
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main Street
Rochester, NY 14638-0001

VALUE FUND

                                 CLASS A SHARES

   Shareholder (name and address)              Share Balance     Percent of Class Total (%)
   ------------------------------              -------------     --------------------------
Columbia Management Advisors Inc.               10,075.5990                8.57
Nominee for Various  Columbia Funds
Attn Jane Howard FBO J. Seed
245 Summer Street FL 3
Boston, MA  02110-1129

Pershing LLC                                    38,543.9320               32.78
PO Box 2052
Jersey City, NJ 07303-2052

                                       aa

                                 CLASS B SHARES

   Shareholder (name and address)              Share Balance      Percent of Class Total (%)
   ------------------------------              -------------      --------------------------
Jack B. Yeager TTEE                              3,880.8880                 5.45
Icon Inc.
Defined Benefit Plan
2429 Sunny Meadow Lane
Vienna, VA 22181-3024

Pershing LLC                                     3,705.7800                 5.20
PO Box 2052
Jersey City, NY 07303-2052

UBS Financial Services Inc.                      5,037.0000                 7.07
Phillipe Berthet
3 Motley Lane
Charleston, SC 29401-2016

                                 CLASS C SHARES

   Shareholder (name and address)              Share Balance      Percent of Class Total (%)
   ------------------------------              -------------      --------------------------
American Enterprise Investment Svcs              1,240.4450                 8.46
FBO 169099881
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment Svcs              1,239.0900                 8.45
FBO 169098141
PO Box 9446
Minneapolis, MN 55440-9446

Bear Stearns Securities Corp.                    1,706.4850                11.64
FBO 459-14706-14
1 Metrotech Center North
Brooklyn, NY 11201-3870

First Clearing Corp                              1,319.5820                 9.00
A/C 4254-6999
Siera N. Dennis CUST
Lee C. Dennis Laws of GA
2099 Comer Road
Comer, GA 30629-6109

LPL Financial Services                           1,193.6910                 8.14
A/C 6948-4160
9785 Towne Centre Drive
San Diego, CA 92121-1968

Merrill Lynch Pierce Fenner & Smith              6,818.6400                46.53
For the Sole Benefit of
Its Customers
Attn Fund Administration
4800 Deer Lake Drive E Fl 3
Jacksonville, FL 32246-6484

                                       bb

                                 CLASS Z SHARES

   Shareholder (name and address)              Share Balance      Percent of Class Total (%)
   ------------------------------              -------------      --------------------------
Gales & Co                                     6,582,119.6300                31.99
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY 14638-0001

Gales & Co                                     6,733,851.9660                32.73
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main Street
Rochester, NY 14638-0001

Gales & Co                                     3,414,625.1690                16.60
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main Street
Rochester, NY 14638-0001

LARGE CAP FUND

                                 CLASS Z SHARES

   Shareholder (name and address)              Share Balance      Percent of Class Total (%)
   ------------------------------              -------------      --------------------------
Gales & Co                                     2,099,449.5880               12.75
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main St
Rochester NY  14638-0001

Gales & Co                                     4,695,973.5880               28.51
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main St
Rochester NY  14638-0001

Gales & Co                                     6,703,395.9290               40.70
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main St
Rochester NY  14638-0001

                                 CLASS C SHARES

  Shareholder (name and address)               Share Balance      Percent of Class Total (%)
  ------------------------------               -------------      --------------------------
                 US CLEARING CORP               3,959.1440                 11.64
FBO 134-10437-17
26 Broadway
New York NY  10004-1703

                                       cc

Larry G Stegall                                  2,254.6520                 6.63
1006 Southweat  Dr
Davidson NC  28036-9496

Fun Y Chan                                       2,361.6450                 6.95
Tommy Yuen JT WROS
PO BOX 1911
Arlington Hts IL 60006-1911

American Enterprise Investment Svcs              3,507.1940                10.31
FBO 191549541
PO BOX 9446
Minneapolis MN 55440-9446

INTERNATIONAL FUND

                                 CLASS Z SHARES

  Shareholder (name and address)               Share Balance      Percent of Class Total (%)
  ------------------------------               -------------      --------------------------
Gales & Co                                    10,385,215.3470                 31.53
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main St
Rochester NY  14638-0001

Gales & Co                                     4,305,959.8280                 13.07
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main St
Rochester NY  14638-0001

Gales & Co                                    17,149,274.7380                 52.07
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main St
Rochester NY  14638-0001

                                 CLASS C SHARES

  Shareholder (name and address)               Share Balance      Percent of Class Total (%)
  ------------------------------               -------------      --------------------------
NFSC FEBO # W81-084980                           536.6730                   5.62
NFS/FMTC IRA
FBO J Timothy Stebbins
1640 Black Fox Canyon Rd
Henderson NV 89052-6938

                                       dd

A G Edwards & Sons Inc FBO                            2,172.0240                22.75
Elizabeth Wolf Paules
TTEE U/A DTD 9/24/97
A/C 0800-064562
1 N Jefferson Ave
Saint Louis MO  63103-2287

LPL Financial Services                                  526.3160                 5.51
A/C 6612-0038
9785 Towne Centre Dr
San Diego CA  92121-1968

Zong Li Chen                                          4,962.1670                51.97
27 St Andrew Court
Old Westbury NY  11568

                                 CLASS A SHARES

Shareholder (name and address)                      Share Balance      Percent of Class Total (%)
------------------------------                      -------------      --------------------------
Pershing LLC                                          2,179.5370                 6.28
PO Box 2052
Jersey City NJ  07303-2052

American Enterprise Investment Svcs                   2,084.9830                 6.01
FBO 573612971
PO Box 9446
Minneapolis MN  55440-9446

                                 CLASS B SHARES

Shareholder (name and address)                      Share Balance      Percent of Class Total (%)
------------------------------                      -------------      --------------------------
US Clearing Corp                                      3,338.5150                 8.57
FBO 111-14513-14
26 Broadway
New York NY  10004-1703

Attn Cliff McCoy                                      5,328.5970                13.67
Wachovia Securities LLC FBO
Housing Auth of the County
Of Kings Employer RETR PL
4-1-81
Hanford CA  93232

SMALL CAP FUND

                                 CLASS A SHARES

Shareholder (name and address)                      Share Balance      Percent of Class Total (%)
------------------------------                     --------------      --------------------------
Charles Schwab & Co. Inc.                          2,288,723.3970               31.39

                                       ee

                                 CLASS T SHARES

Shareholder (name and address)                      Share Balance      Percent of Class Total (%)
------------------------------                     --------------      --------------------------
Charles Schwab & Co                                1,610,904.2250               17.54
Cust of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

                                 CLASS Z SHARES

Shareholder (name and address)                     Share Balance       Percent of Class Total (%)
------------------------------                    ---------------      --------------------------
Fleet Investment Services Mutual Funds Unit       13,342,355.2250               23.34
159 E. Main Street
Rochester, NY ###-##-####

Fleet Investment Services Mutual Funds Unit       17,387,345.8080               30.42
159 E. Main Street
Rochester, NY ###-##-####

Fleet Investment Services Mutual Funds Unit       13,075,882.2420               22.88
159 E. Main Street
Rochester, NY ###-##-####

SMALL COMPANY FUND

                                 CLASS A SHARES

Shareholder (name and address)                      Share Balance      Percent of Class Total (%)
------------------------------                      -------------      --------------------------
U.S. Clearing Corp                                    5,625.8790                12.14
FBO 113-92691-10
26 Broadway
New York, NY  10004-1703

                                 CLASS B SHARES

Shareholder (name and address)                      Share Balance      Percent of Class Total (%)
------------------------------                      -------------      --------------------------
NFSC FEBO Terry Whitney IRA                           1,969.7610                 5.95
25 Sherwood Drive
Brockport, NY 14420-1439

NFSC FEBO Mark O. Nevarez & Janice Nevarez            1,664.4470                 5.03
25 Sherwood Drive
Brockport, NY 14420-1439

NFSC FEBO Gunter P. Borrosch & Anna Mae               2,730.1010                 8.24
Borrosch
25 Sherwood Drive
Brockport, NY 14420-1439

Man Ping Jin                                          4,225.8010                12.76
14 Balmoral Cres.
White Plains, NY 10607-2202

                                       ff

                                 CLASS C SHARES


Shareholder (name and address)                      Share Balance      Percent of Class Total (%)
------------------------------                      -------------      --------------------------
US Clearing Corp.                                     1,447.1780                15.68
26 Broadway
New York, NY 10004-1703

US Clearing Corp.                                       705.2190                 7.64
26 Broadway
New York, NY 10004-1703

US Clearing Corp.                                     2,153.6250                23.33
26 Broadway
New York, NY 10004-1703

US Clearing Corp.                                       526.3160                 5.70
26 Broadway
New York, NY 10004-1703

George Berger                                         1,212.6940                13.14
17 Wren Drive
Hauppauge, NY 11788-1106

LPL Financial Services                                  514.7560                 5.58
9785 Towne Centre Drive
San Diego, CA 92121-1968

                                 CLASS Z SHARES

Shareholder (name and address)                      Share Balance      Percent of Class Total (%)
------------------------------                     --------------      --------------------------
Gales & Co                                         5,570,952.1890               29.24
Fleet Investment Services
Mutual Fund Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY 14638-0001

Gales & Co                                         2,236,873.0300               11.74
Fleet Investment Services
Mutual Fund Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY 14638-0001

Gales & Co                                         1,517,161.4050                7.96
Fleet Investment Services
Mutual Fund Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY 14638-0001

AMVESCAP National Trust Company AGE                7,926,599.3190               41.61
For Fleet National Bank FBO
FleetBoston Financial Savings Plus
PO Box 105779
Atlanta, GA  30348-5779

                                       gg

DIVIDEND FUND

                                 CLASS A SHARES

Shareholder (name and address)                      Share Balance      Percent of Class Total (%)
------------------------------                      -------------      --------------------------
NFSC FEBO # APJ-183695                               15,240.6150                 9.15
Steven J Baum
220 Northpointe Pkwy Ste G
Amherst NY  14228-1894

Pershing LLC                                         20,734.2700                12.45
P.O. Box 2052
Jersey City NJ  07303-2052

Fiserv Securities Inc                                10,105.8670                 6.07
FAO 13870712
Attn: Mutual Funds
One Commerce Square
2005 Market Street Suite 1200
Philadelphia PA  19103-7084

LPL Financial Services                                9,011.2990                 5.41
A/C 7488-8811
9785 Towne Centre Dr
San Diego CA  92121-1968

                                 CLASS B SHARES

Shareholder (name and address)                      Share Balance     Percent of Class Total (%)
------------------------------                      -------------     --------------------------
American Enterprise Investment Svcs                  14,366.9210                 5.96
FBO 199476701
PO Box 9446
Minneapolis MN  55440-9446

American Enterprise Investment Svcs                  13,808.1420                 5.73
FBO 169023141
PO Box 9446
Minneapolis MN  55440-9446

                                       hh

                                 CLASS C SHARES

Shareholder (name and address)                      Share Balance     Percent of Class Total (%)
------------------------------                      -------------     --------------------------
NFSC FEBO # N23-580864                                5,409.0010                 9.96
Larry D Schroeder
2064 Hopp Rd N
Odessa WA  99159-9806

UBS Financial Services Inc FBO                        5,036.0000                 9.27
UBS-FINSVC CUST FBO
Cheryl Elston Bell
PO Box 3321
Weehawken NJ  07086-8154

US Clearing Corp                                      6,426.7080                11.83
FBO 976-14432-18
26 Broadway
New York NY  10004-1703

Raymond James & Assoc Inc.                            4,935.8340                 9.09
FBO Slippey G
BIN# 80636422
880 Carillon Pkwy
St Petersburg FL  33716-1100

UBS Financial Services Inc FBO                        5,036.0000                 9.27
Elizabeth E Newhouse TTEE
U/W Barbara H Ellis
Elizabeth E Newhouse Trust
5339 Auburn Rdg
San Antonio TX  78249-3389

LPL Financial Services                                3,182.7500                 5.86
A/C 4017-7906
9785 Towne Centre Dr
San Diego CA  92121-1968

                                 CLASS Z SHARES

Shareholder (name and address)                      Share Balance     Percent of Class Total (%)
------------------------------                     --------------     --------------------------
USB FBO                                            3,388,718.9030                7.73
Oregon Retail Employees
Pension Trust
PO Box 1787
Milwaukee WI  53201-1787

                                 CLASS Z SHARES

Shareholder (name and address)                      Share Balance     Percent of Class Total (%)
------------------------------                     --------------     --------------------------
USB FBO PF# 89                                     3,082,308.4440                7.04
Willamette University
97303871
PO Box 1787
Milwaukee WI  53201-1787

USB FBO PF#335                                     5,807,985.4110               13.26
Tri-Met Pension Trust
97310313
PO Box 1787
Milwaukee WI  53201-1787

Board of TTEES Of the Intermountain                2,680,252.5030                6.12
Retail Store PF# 0186
FBO Intermountain Retail Store Emp
Pension Plan Attn: Richard Hepner
201 Queen Anne Ave N Ste 100
Seattle WA  98109-4824

Meyer Memorial Trust PF#674                        3,808,958.4220                8.69
C/O Wayne Pierson
425 NW 10TH Ave Ste 400
Portland OR  97209-3128

Gales & Co                                         4,272,950.8570               55.71
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main St
Rochester NY  14638-0001

Gales & Co                                         1,697,257.3040               22.13
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main St
Rochester NY  14638-0001

Gales & Co                                           910,479.2900               11.87
Fleet Investment Services
Mutual Funds Unit-NY/RO/TO4A
159 E Main St
Rochester NY  14638-0001

                                       jj

SALES CHARGES (DOLLARS IN THOUSANDS)

PFPC Distributors served as distributor for the Predecessor Funds until July 22, 2002. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") served as distributor for the Predecessor Funds. Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of PFPC, served as distributor for the Predecessor Funds. During the eleven months ended September 30, 2003 and the last three fiscal years, CFD, PFPC Distributors, PDI and/or FD Distributors received sales charges as follows:

                                CLASS A SHARES(a)

                                                                             ASSET ALLOCATION FUND
                                                                Eleven months
                                                                -------------
                                                                    ended
                                                                    -----
                                                                September 30,         Years ended October 31,
                                                                -------------         -----------------------
                                                                   2003(b)         2002         2001       2000
                                                                   -------         ----         ----       ----
Aggregate initial sales charges on Fund share sales                  $53            $0           $0         $2
Initial sales charges retained by CFD                                  1             0            0          0
Aggregate contingent deferred sales charges (CDSC)
  on Fund redemptions retained by CFD                                  0             0            0          0

                                CLASS B SHARES(c)

                                                                              ASSET ALLOCATION FUND
                                                                Eleven months
                                                                -------------
                                                                    ended
                                                                    -----
                                                                September 30,         Years ended October 31,
                                                                -------------         -----------------------
                                                                   2003(b)         2002         2001       2000
                                                                   -------         ----         ----       ----
Aggregate CDSC on Fund redemptions retained by CFD, PFPC
Distributors, PDI and/or FD Distributors                             $2             $2           $1         $1

                                CLASS C SHARES(d)

                                                                               ASSET ALLOCATION FUND
                                                                         Eleven months ended September 30,
                                                                         ---------------------------------
                                                                                      2003(b)
                                                                                      -------
Aggregate CDSC on Fund redemptions retained by CFD                                      $0

                                CLASS G SHARES(e)

                                                                             ASSET ALLOCATION FUND
                                                                Eleven months
                                                                -------------
                                                                    ended
                                                                    -----
                                                                September 30,         Years ended October 31,
                                                                -------------         -----------------------
                                                                   2003(b)          2002        2001       2000
                                                                   -------          ----        ----       ----
Aggregate CDSC on Fund redemptions retained by CFD, PFPC
Distributors, PDI and/or FD Distributors                            $239            $333        $399       $369

                                CLASS T SHARES(f)

                                                                              ASSET ALLOCATION FUND
                                                                Eleven months
                                                                -------------
                                                                    ended
                                                                    -----
                                                                September 30,         Years ended October 31,
                                                                -------------         -----------------------
                                                                   2003(b)          2002        2001       2000
                                                                   -------          ----        ----       ----
Aggregate initial sales charges on Fund share sales                 $ 2             $123        $440       $539
Aggregate CDSC on Fund redemptions retained by CFD, PFPC
Distributors, PDI and/or FD Distributors                             24                0           0          0

                                       kk

(a) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were redesignated Class A shares.

(b) The Asset Allocation Fund changed its fiscal year end from October 31 to September 30 in 2003.

(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were redesignated Class B shares.

(d)      Class C shares were initially offered on November 18, 2002.

(e) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail B shares were redesignated Class G shares.

(f) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were redesignated Class T shares.

                                CLASS A SHARES(a)

                                                                                  GROWTH FUND
                                                                Eleven months
                                                                -------------
                                                                    ended
                                                                    -----
                                                                September 30,         Years ended October 31,
                                                                -------------         -----------------------
                                                                   2003(b)          2002        2001       2000
                                                                   -------          ----        ----       ----
Aggregate initial sales charges on Fund share sales                 $143             $0         $ 0        $985
Initial sales charges retained by CFD                                  2              0           0           0
Aggregate contingent deferred sales charges (CDSC) on Fund
redemptions retained by CFD                                            0              0           0           0

                                CLASS B SHARES(c)

                                                                                  GROWTH FUND
                                                                Eleven months
                                                                   ended                Years ended October 31,
                                                                September 30,          -----------------------
                                                                   2003(b)          2002        2001       2000
                                                                   -------          ----        ----       ----
Aggregate CDSC on Fund redemptions retained by CFD,
PFPC Distributors, PDI and/or FD Distributors                        $(a)           $ (a)       $ (a)      $ 5

(a) Rounds to less than one.

                                CLASS C SHARES(d)

                                                                                   GROWTH FUND
                                                                        Eleven months ended September 30,
                                                                        ---------------------------------
                                                                                     2003(b)
                                                                                     -------
Aggregate CDSC on Fund redemptions retained by CFD                                     $0

                                CLASS G SHARES(e)

                                                                                  GROWTH FUND
                                                                Eleven months
                                                                    ended             Years ended October 31,
                                                                September 30,         -----------------------
                                                                   2003(b)          2002        2001       2000
                                                                   -------          ----        ----       ----
Aggregate CDSC on Fund redemptions retained by CFD,
PFPC Distributors, PDI and/or FD Distributors                        166            $205        $344       $274

                                CLASS T SHARES(f)

                                                                                  GROWTH FUND
                                                                Eleven months
                                                                    ended             Years ended October 31,
                                                                September 30,         -----------------------
                                                                   2003(b)          2002        2001        2000
                                                                   -------          ----        ----       -----
Aggregate initial sales charges on Predecessor Fund share           $ 5             $302        $584       1,023
sales
Aggregate CDSC on Fund redemptions retained by CFD, PFPC
Distributors, PDI and/or FD Distributors                             23                0           0           0

                                       ll

(a) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Class A shares.

(b) The Growth Fund changed its fiscal year end from October 31 to September 30 in 2003.

(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Class B shares.

(d)      Class C shares were initially offered on November 18, 2002.

(e) On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were redesignated Class G shares.

(f) On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were redesignated Class T shares.

                                CLASS A SHARES(b)

                                                                                                 VALUE FUND
                                                                                      Eleven months ended September 30,
                                                                                      ---------------------------------
                                                                                                   2003(a)
                                                                                                   ------
Aggregate initial sales charges on Fund share sales                                                 $39
Initial sales charges retained by CFD                                                                (b)
Aggregate contingent deferred sales charges (CDSC) on Fund
 redemptions retained by CFD                                                                          0

(a) Class A Shares were not offered by the Value Fund during the last three fiscal years.

(b)      Rounds to less than one.

                                CLASS B SHARES(c)

                                                                                              VALUE FUND
                                                                              Eleven months ended September 30, 2003(a)
                                                                              -----------------------------------------
Aggregate CDSC on Fund redemptions retained by CFD, PFPC
  Distributors, PDI and/or FD Distributors                                                       $0

(a) Class B Shares were not offered by the Value Fund during the last three fiscal years.

                                CLASS C SHARES(d)

                                                                                                 VALUE FUND
                                                                                      Eleven months ended September 30,
                                                                                      ---------------------------------
                                                                                                   2003(a)
                                                                                                   -------
Aggregate CDSC on Fund redemptions retained by CFD                                                   $0

                                CLASS G SHARES(e)

                                                                                                  VALUE FUND
                                                                             Eleven months
                                                                                ended                Years ended October 31,
                                                                             September 30,           -----------------------
                                                                                2003(a)           2002        2001        2000
                                                                                -------           ----        ----        ----
Aggregate CDSC on Predecessor Fund redemptions received by
PFPC Distributors, PDI and/or FD Distributors                                   $31,158          $37,493     $64,007    $117,397

                                CLASS T SHARES(f)

                                                                                                 VALUE FUND
                                                                             Eleven months
                                                                                ended                Years ended October 31,
                                                                             September 30,           -----------------------
                                                                                2003(a)           2002        2001        2000
                                                                                -------           ----        ----        ----
Aggregate initial sales charges on Fund share sales                          $1,343               $78         $131        $109
Aggregate CDSC on Fund redemptions retained by CFD, PFPC Distributors, PDI
and/or FD Distributors                                                            0                 0            0           0

                                       mm

                                 CLASS A SHARES

                                                                                               LARGE CAP FUND
                                                                             Eleven months
                                                                             -------------
                                                                                 ended
                                                                                 -----
                                                                             September 30,          Years ended October 31,
                                                                             -------------          -----------------------
                                                                                 2003(a)         2002        2001        2000
                                                                                 -------         ----        ----        ----
Initial sales charges retained by CFD                                            $3,735           $7         $463         $0
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions
  retained by CFD                                                                     0            0            0          0

                                 CLASS B SHARES

                                                                                               LARGE CAP FUND
                                                                             Eleven months
                                                                             -------------
                                                                                 ended
                                                                                 -----
                                                                             September 30,        Years ended October 31,
                                                                             -------------        -----------------------
                                                                                  2003           2002        2001        2000
                                                                                  ----           ----        ----        ----
Aggregate CDSC on Predecessor Fund redemptions received by CFD                    $901           $794        $80         $280

                                CLASS C SHARES(b)

                                                                                               LARGE CAP FUND
                                                                                      Eleven months ended September 30,
                                                                                      ---------------------------------
                                                                                                    2003
                                                                                                    ----
Aggregate CDSC on Fund redemptions retained by CFD                                                   $0

                                CLASS G SHARES(c)

                                                                                                LARGE CAP FUND
                                                                             Eleven months
                                                                                 ended
                                                                             September 30,        Years ended October 31,
                                                                             -------------        -----------------------
                                                                                  2003             2002        2001        2000
                                                                                  ----             ----        ----        ----
Aggregate CDSC on Predecessor Fund redemptions received by                       $91,350         $162,795    $132,046    $222,339

                                CLASS T SHARES(d)

                                                                                               LARGE CAP FUND
                                                                             Eleven months
                                                                                 ended
                                                                             September 30,           Years ended October 31,
                                                                             -------------           -----------------------
                                                                                  2003             2002        2001        2000
                                                                                  ----             ----        ----        ----
Aggregate initial sales charges on Fund share sales                              $1,654          $122,240    $184,258    $154,459
Aggregate CDSC on Fund redemptions retained by CFD, PFPC Distributors,
  PDI and/or FD Distributors                                                          0                 0           0           0

(a) The Fund changed its fiscal year end from October 31 to September 30 in 2003.

(b) On December 9, 2002, the Fund's, Prime A shares were redesignated Class A shares.

(c) On December 9, 2002, the Fund's, Prime B shares were redesignated Class B shares.

(d)      Class C shares were initially offered on December 9, 2002.

(e) On December 9, 2002, the Fund's, Retail B shares were redesignated Class G shares.

(f) On December 9, 2002, the Fund's, Retail A shares were redesignated Class T shares.

                                       nn

                                 CLASS A SHARES

                                                                        INTERNATIONAL FUND
                                                       Eleven months ended      Years ended October 31,
                                                          September 30,         -----------------------
                                                               2003           2002       2001        2000
                                                               ----           ----       ----        ----
Aggregate initial sales charges on Fund share sales           $ 497           $ 0         $ 0        $ 138

                                 CLASS B SHARES

                                                                         INTERNATIONAL FUND
                                                       Eleven months ended       Years ended October 31,
                                                          September 30,          -----------------------
                                                               2003             2002       2001        2000
                                                               ----             ----       ----        ----
Aggregate CDSC on Fund redemptions received by CFD,           $ 276           $ 2,630      $ 84       $ 3,176

                                 CLASS C SHARES

                                                                          INTERNATIONAL FUND
                                                                  Eleven months ended September 30,
                                                                                 2003
                                                                                 ----
Aggregate CDSC on Fund redemptions retained by CFD                               $ 0

                                 CLASS G SHARES

                                                                          INTERNATIONAL FUND
                                                       Eleven months ended        Years ended October 31,
                                                          September 30,           -----------------------
                                                             2003(a)             2002       2001        2000
                                                             -------             ----       ----        ----
Aggregate CDSC on Fund redemptions received by CFD,           13,354          $ 122,240   $ 184,258   $ 154,459

                                 CLASS T SHARES

                                                                             INTERNATIONAL FUND
                                                           Eleven months ended        Years ended October 31,
                                                               September 30,          -----------------------
                                                                  2003(a)          2002        2001        2000
                                                                  -------          ----        ----        ----
Aggregate initial sales charges on Fund share sales              $  251          $ 72,794    $227,881    $163,039
Aggregate CDSC on Fund redemptions retained by CFD, PFPC
  Distributors, PDI and/or FD Distributors                        7,820         \$ 19,699    $ 32,216    $ 15,689

(a) The Asset Allocation Fund changed its fiscal year end from October 31 to September 30 in 2003.

(b) On November 18, 2002, the Fund's, Prime A shares were redesignated Class A shares.

(c) On November 18, 2002, the Fund's, Prime B shares were redesignated Class B shares.

(d)  Class C shares were initially offered on November 18, 2002.

(e) On November 18, 2002, the Fund's Retail B shares were redesignated Class G shares.

(f) On November 18, 2002, the Fund's, Retail A shares were redesignated Class T shares.

                                CLASS A SHARES(a)

                                                                                     SMALL CAP FUND
                                                                     Eleven months ended
                                                                        September 30,      Years ended October 31,
                                                                           2003(b)         2002      2001     2000
                                                                           -------         ----      ----     ----
Aggregate initial sales charges on Fund share sales                        $  563          $  5       (c)       (c)
Initial sales charges retained by CFD                                          58             0        0         0
Aggregate contingent deferred sales charges (CDSC) on Fund                      7             0        0         0
redemptions retained by CFD

                                       oo

                                CLASS B SHARES(d)

                                                                               SMALL CAP FUND
                                                                  Eleven months
                                                                      ended        Years ended October 31,
                                                                  September 30,    -----------------------
                                                                     2003(b)       2002     2001      2000
                                                                     -------       ----     ----      ----
Aggregate CDSC on Predecessor Fund redemptions received by
PFPC Distributors, PDI and/or FD Distributors                          $ 5          (c)     $  2      $  1

                                CLASS C SHARES(e)

                                                                      SMALL CAP Fund
                                                            Eleven months ended September 30,
                                                                         2003(b)
                                                                         -------
Aggregate CDSC on Fund redemptions retained by CFD                         (c)

                                CLASS G SHARES(f)

                                                                              SMALL CAP FUND
                                                                 Eleven months       Years ended October 31,
                                                               ended September 30,   -----------------------
                                                                     2003(b)         2002      2001     2000
                                                                     -------         ----      ----     ----
Aggregate CDSC on Predecessor Fund redemptions received by
PFPC Distributors, PDI and/or FD Distributors                         $ 27           $ 17      $ 10     $ 95

                                CLASS T SHARES(g)

                                                                                          SMALL CAP FUND
                                                                                          --------------
                                                                              Eleven months
                                                                                  ended        Years ended October 31,
                                                                               September 30,   -----------------------
                                                                                 2003(b)       2002      2001     2000
                                                                                 -------       ----      ----     ----
Aggregate initial sales charges on Predecessor Fund share sales                   $  10        $ 423     $ 127    $ 62
Aggregate CDSC on Fund redemptions retained by CFD, PFPC Distributors, PDI
and/or FD Distributors                                                                2            0         0       0

(a) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Class A shares.

(b) The Small Cap Fund changed its fiscal year end from October 31 to September 30 in 2003.

(c)  Rounds to less than one.

(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Class B shares.

(e)  Class C shares were initially offered on November 18, 2002.

(f) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Class G shares.

(g) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were redesignated Class T shares.

                                CLASS A SHARES(a)

                                                                                           SMALL COMPANY FUND
                                                                                    Eleven months ended September 30,
                                                                                                 2003(b)
                                                                                                 -------
Aggregate initial sales charges on Fund share sales                                              $23,726
Initial sales charges retained by CFD                                                                 (c)
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions
  retained by CFD                                                                                      0

                                       pp

                                CLASS B SHARES(d)

                                                                          SMALL COMPANY FUND
                                                                  Eleven months ended September 30,
                                                                               2003(b)
                                                                               -------
Aggregate CDSC on Fund redemptions retained by CFD                               (c)

Class B Shares were not offered by the Small Company Fund during the last three fiscal years.

                                CLASS C SHARES(e)

                                                                          SMALL COMPANY FUND
                                                                  Eleven months ended September 30,
                                                                               2003(b)
                                                                               -------
Aggregate CDSC on Fund redemptions retained by CFD                               $ 0

                                CLASS G SHARES(f)

                                                                                           SMALL COMPANY FUND
                                                                     Eleven months
                                                                         ended       Fiscal period ended October 31,
                                                                     September 30,   -------------------------------
                                                                        2003(b)      2002          2001         2000
                                                                        -------      ----          ----         ----
Aggregate CDSC on Predecessor Fund redemptions received by
PFPC Distributors, PDI and/or FD Distributors                            $ 13        $ 21          $ 34         $ 53

                                CLASS T SHARES(g)

                                                                                                  SMALL COMPANY FUND
                                                                            Eleven months
                                                                                ended       Fiscal period ended October 31,
                                                                            September 30,   -------------------------------
                                                                               2003(a)      2002         2001          2000
                                                                               -------      ----         ----          ----
Aggregate initial sales charges on Fund share sales                             $ (c)       $ 47         $ 75         $ 106
Aggregate CDSC on Fund redemptions retained by CFD, PFPC Distributors,
PDI and/or FD Distributors                                                         6           0            0             0

(a) On November 18, 2002, the Galaxy Small Company Equity Fund, Prime A shares were redesignated Class A shares.

(b) The Small Company Fund changed its fiscal year end from October 31 to September 30 in 2003.

(c)  Rounds to less than one.

(d) On November 18, 2002, the Galaxy Small Company Equity Fund, Prime B shares were redesignated Class B shares.

(e)  Class C shares were initially offered on November 18, 2002.

(f) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail B shares were redesignated Class G shares.

(g) On November 18, 2002, the Galaxy Small Company Equity Fund l Retail A shares were redesignated Class T shares.

                                CLASS A SHARES(b)

                                                                                        DIVIDEND FUND
                                                                              Eleven months ended September 30,
                                                                                           2003(a)
                                                                                           -------
Aggregate initial sales charges on Fund share sales                                          $ 0
Initial sales charges retained by CFD                                                        $ 1
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions
  retained by CFD                                                                            $ 0

                                       qq

                                CLASS B SHARES(b)

                                                                                        DIVIDEND FUND
                                                                              Eleven months ended September 30,
                                                                                           2003(a)
                                                                                           -------
Aggregate CDSC on Fund redemptions retained by CFD                                          $ 101

                                CLASS C SHARES(b)

                                                                                        DIVIDEND FUND
                                                                              Eleven months ended September 30,
                                                                                            2003
                                                                                            ----
Aggregate CDSC on Fund redemptions retained by CFD                                         $ 1,563

                               CLASS G SHARES(c)

                                                                                           DIVIDEND FUND
                                                                             Eleven Months    Years ended October 31,
                                                                             ended September  -----------------------
                                                                             30,  2003(a)     2002      2001       2002
                                                                                -------       ----      ----       ----
Aggregate CDSC on Fund redemptions received by PFPC Distributors, PDI          $ 30,195     $ 45,798   $5,728     $7,119
and/or FD Distributors

                                CLASS T SHARES(d)

                                                                                            DIVIDEND FUND
                                                                             Eleven Months     Years ended October 31,
                                                                              ended September  -----------------------
                                                                             30, 2003(a)         2002         2001       2002
                                                                               -------         ----         ----       ----
Aggregate initial sales charges on Predecessor Fund share sales                $ 1,167       $ 59,920    $ 26,558      $10,187
Aggregate CDSC on Fund redemptions retained by CFD, PFPC Distributors,
  PDI and/or FD Distributors                                                         0              0           0        0

(a) The Fund changed its fiscal year end from October 31 to September 30 in 2003.

(b)  Classes A, B and C shares were initially offered on November 25, 2002.

(c) On November 25, 2002, the Fund's Retail B shares were redesignated Class G shares.

(d) On November 25, 2002, the Fund's Retail A shares were redesignated Class T shares.

12b-1 PLAN, SHAREHOLDER SERVICING PLAN, CDSCS AND CONVERSION OF SHARES All of the Funds offer Class A, Class B, Class C, Class G, Class T and Class Z shares. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Funds pay CFD monthly a service fee at an annual rate of 0.25% of each Fund's average daily net assets attributed to Class A, B and C shares. The Funds also pay CFD monthly a distribution fee at an annual rate of 0.10% of each Fund's average daily net assets attributed to Class A shares and 0.75% of each Fund's average daily net assets attributed to Class B and Class C shares. For the current fiscal year, CFD intends to limit aggregate 12b-1 fees for Class A shares to 0.25%. The Funds also may pay CFD distribution and service fees up to a maximum of 1.15% of such Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services,). For the current fiscal year, the Fund's payments under the Plan for each of shareholder liaison services and administrative support services will be limited to 0.95% (on an annualized basis) of the average daily net asset value of Class G shares owned of record or beneficially by customers of institutions. Such limitations may be revoked at any time. CFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CFD's expenses, CFD may realize a profit from the fees.

The Plan authorizes any other payments by the Funds to CFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares. The Trustees believe the Plan could be a significant factor in the growth and retention of the Funds' assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant rr
class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class T shares of the Funds are subject to a shareholder servicing fee pursuant to a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, a Fund may enter into agreements with institutions pursuant to which an institution agrees to provide certain administrative and support services to its customers who are the beneficial owners of Class T shares. Services provided by such institutions to their customers include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders. In return for providing these services, the Fund agrees to pay each institution a fee at an annual rate of up to 0.50%, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services of the average daily net assets attributable to Class T shares owned beneficially by the institution's customers. Current service arrangements are limited to payments of 0.30% for the Funds.

Under the Shareholder Servicing Plan, the Trustees must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the Shareholder Servicing Plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreement related to it. Any material amendment to the Shareholder Servicing Plan must be approved in the same manner. The Shareholder Servicing Plan is terminable at any time with respect to any Fund by a vote of a majority of the Independent Trustees. While the Shareholder Servicing Plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class G shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on when you purchased your shares that were exchanged for Class G shares. Class T shares are offered at net asset value plus varying sales charges which may include a CDSC. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

A certain number of years, depending on when you purchased your shares that were exchanged for Class G shares, after the end of the month in which you purchased your shares that were exchanged for Class G shares, such Class G shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class T shares having an equal value, which are not subject to the distribution fee. See the Part 2 of this Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retain B shares purchased or acquired prior to January 1, 2001.

                                       ss

SALES-RELATED EXPENSES (dollars in thousands) of CFD relating to the Funds for the fiscal year ended September 30, 2003, were (a):

(a) The Funds changed their fiscal year end from October 31 to September 30 in 2003.

                                                                         ASSET ALLOCATION FUND
                                                    Class A       Class B       Class C       Class G       Class T
                                                   Shares(a)     Shares(b)     Shares(c)     Shares(d)     Shares(e)
                                                   ---------     ---------     ---------
Fees to FSFs                                          $ 1          $ 62           $  1         $ 183         $ 389
Cost of sales material relating to the Fund            (f)            2             (f)            5             2
   (including printing and mailing expenses)
Allocated travel, entertainment and other               1             5             (f)           15             7
   promotional expenses (including advertising)

(a) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were redesignated Class A shares.

(b) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were redesignated Class B shares.

(c)  Class C shares were initially offered on November 18, 2002.

(d) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail B shares were redesignated Class G shares.

(e) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were redesignated Class T shares.

(f)  Rounds to less than one.

                                                                                    GROWTH FUND
                                                           Class         Class
                                                             A             B          Class C       Class G       Class T
                                                         Shares(a)     Shares(b)     Shares(c)     Shares(d)     Shares(e)
                                                         ---------     ---------     ---------     ---------     ---------
Fees to FSFs                                                $ 9          $ 19           $ 2          $ 216         $ 465

Cost of sales material relating to the Fund
   (including printing and mailing expenses)                  2             1            (f)            11            26
Allocated travel, entertainment and other
   promotional expenses (including advertising)               8             2             1             34            81

(a) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Class A shares.

(b) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Class B shares.

(c)  Class C shares were initially offered on November 18, 2002.

(d) On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were redesignated Class G shares.

(e) On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were redesignated Class T shares.

(f)  Rounds to less than one.

                                                                                        VALUE FUND
                                                              Class         Class
                                                                A             B          Class C       Class G       Class T
                                                            Shares(a)     Shares(b)     Shares(c)     Shares(d)     Shares(e)
                                                            ---------     ---------     ---------     ---------     ---------
Fees to FSFs                                                   $ 1           $ 6           (f)          $ 44          $ 251
Cost of sales material relating to the Fund
   (including printing and mailing expenses)                    (f)           (f)          (f)             2              2
Allocated travel, entertainment and other
   promotional expenses (including advertising)                  1             1           (f)             5              7

(a)  Class A shares were initially offered on November 25, 2002.

(b)  Class B shares were initially offered on November 25, 2002.

(c)  Class C shares were initially offered on November 25, 2002.

(d) On November 25, 2002, the Galaxy Value Fund, Retail B shares were redesignated Class G shares.

(e) On November 25, 2002, the Galaxy Value Fund, Retail A shares were redesignated Class T shares.

(f)  Rounds to less than one.

                                       tt

                                                                          LARGE CAP FUND
                                                 Class A       Class B       Class C       Class G       Class T
                                                  Shares        Shares        Shares        Shares        Shares
                                                  ------        ------        ------        ------        ------
Fees to FSFs                                       $ 15          $ 38          $ 4           $ 91         $ 232

Cost of sales material relating to the Fund
(including printing and mailing expenses)             2             1           (a)             3             3
Allocated travel, entertainment and other
promotional expenses (including advertising)          5             3           (a)            11            10

(a)      Rounds to less than one.

                                                                        INTERNATIONAL FUND
                                                 Class A       Class B       Class C       Class G       Class T
                                                  Shares        Shares        Shares        Shares        Shares
                                                  ------        ------        ------        ------        ------
Fees to FSFs                                       $ 1           $ 6            (a)          $ 13          $ 100

Cost of sales material relating to the Fund
(including printing and mailing expenses)           (a)           (a)           (a)             1             82
Allocated travel, entertainment and other
promotional expenses (including advertising)         1             1            (a)             4            254

(a)      Rounds to less than one.

                                                                                     SMALL CAP FUND
                                                              Class        Class       Class C       Class G       Class T
                                                           A Shares(a)   B Shares(b)   Shares(c)     Shares(d)     Shares(e)
                                                           -----------   -----------   ---------
Fees to FSFs                                                  $ 126         $ 379        $ 105          $ 35         $ 168
Cost of sales material relating to the Fund
   (including printing and mailing expenses)                     67            11           15             1            42
Allocated travel, entertainment and other
   promotional expenses (including advertising)                 209            33           47             4           132

(a) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Class A shares.

(b) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Class B shares.

(c)  Class C shares were initially offered on November 18, 2002.

(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Class G shares.

(e) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were redesignated Class T shares.

                                                                               SMALL COMPANY FUND
                                                              Class        Class       Class C       Class G       Class T
                                                           A Shares(a)   B Shares(a)   Shares(a)     Shares(b)     Shares(c)
                                                           -----------   -----------   ---------
Fees to FSFs                                                  $ (d)          $  3        $ (d)         $ 26          $ 106
Cost of sales material relating to the Fund
   (including printing and mailing expenses)                    (d)            (d)         (d)            1             26
Allocated travel, entertainment and other
   promotional expenses (including advertising)                  1             (d)         (d)            4             81

(a)  Classes A, B and C were initially offered on November 18, 2002.

(b) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail B shares were redesignated Class G shares.

(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail A shares were redesignated Class T shares.

(d)  Rounds to less than one.

                                       uu

                                                                          DIVIDEND FUND
                                                 Class A       Class B       Class C       Class G       Class T
                                                  Shares        Shares        Shares        Shares        Shares
                                                  ------        ------        ------        ------        ------
Fees to FSFs                                       $(a)          $ 11          $  1          $ 27          $ 175

Cost of sales material relating to the Fund         (a)            (a)           (a)            1              1
(including printing and mailing expenses)
Allocated travel, entertainment and other
promotional expenses (including advertising)        (a)             1            (a)            3              4

(a)      Rounds to less than one.

CUSTODIAN OF THE FUNDS

State Street Bank & Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is the Funds' custodian. The custodian is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.

INDEPENDENT AUDITORS OF THE FUNDS

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, are the independent auditors for the Funds and were the independent auditors for the Predecessor Galaxy Funds for the eleven months ended September 30, 2003 and the fiscal years ended on or after October 31, 1999. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of Ernst & Young LLP, for the eleven months in the period ended September 30, 2003 and for the years ended October 31, 2002, 2001, 2000 and 1999, and on the report of the Galaxy Funds' former auditors for the year ended October 31, 1998, given on the authority of said firms as experts in auditing and accounting.

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Trust I (fomerly named Liberty Funds Trust I), Columbia Funds Trust II (fomerly named Liberty Funds Trust II), Columbia Funds Trust III (fomerly named Liberty Funds Trust III), Columbia Funds Trust IV (fomerly named Liberty Funds Trust IV), Columbia Funds Trust V (fomerly named Liberty Funds Trust V), Columbia Funds Trust VI (fomerly named Liberty Funds Trust VI), Columbia Funds Trust VII (fomerly named Liberty Funds Trust VII), Columbia Funds Trust VIII (fomerly named Liberty-Stein Roe Funds Income Trust), Columbia Funds Trust IX (fomerly named Liberty-Stein Roe Funds Municipal Trust) and Columbia Funds Trust XI (fomerly named Liberty-Stein Roe Funds Investment Trust) (each a Trust and together, the Trusts). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information (SAI) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.

SHORT-TERM TRADING

In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

SHORT SALES

A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

COMMON STOCK, PREFERRED STOCK AND WARRANTS

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

FOREIGN SECURITIES

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment.

The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

OTHER INVESTMENT COMPANIES

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)

The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSIT are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the Fund would be allowed to invest in directly.

CERTIFICATES OF DEPOSIT are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. TIME DEPOSITS are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in
Part I of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of Funds to finance lending operations and the quality of underlying bank assets.

Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is usually volatile in response to changes in interest rates.

In U.S. TREASURY ROLLS, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

COMMERCIAL PAPER is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

STRIPPED OBLIGATIONS

To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

MUNICIPAL SECURITIES

Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain Funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

PRIVATE ACTIVITY BONDS

The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

SECURITIES LOANS

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

INTERFUND BORROWING AND LENDING

The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITs

The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the Fund may incur a loss.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

CUSTODY RECEIPTS AND TRUST CERTIFICATES. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

LINE OF CREDIT

The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian..

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However,because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

MUNICIPAL BOND INDEX FUTURES CONTRACTS. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

OPTIONS ON FUTURES CONTRACTS. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

OPTIONS ON FOREIGN STOCK INDICES. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

SWAP AGREEMENTS (SWAPS, CAPS, COLLARS AND FLOORS)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

FOREIGN CURRENCY TRANSACTIONS

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

PARTICIPATION INTERESTS

The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

VARIABLE AND FLOATING RATE OBLIGATIONS

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes,
(2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

CURRENCY SWAPS. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

GUARANTEED INVESTMENT CONTRACTS

Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets.

The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part I of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

BANK INVESTMENT CONTRACTS

Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part I of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

LOAN PARTICIPATIONS

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

STRUCTURED INVESTMENTS

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

YANKEE OBLIGATIONS

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

TEMPORARY CASH BALANCES

The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (Code). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities or other regulated investment companies); or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses;and (c) distribute with respect to each year at least 90% of its taxable net investment income, its tax-exempt interest income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. As a regulated investment company that is accorded specia tax treatment, the Fund will not be subject to any federal incometaxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

FUND DISTRIBUTIONS. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

QUALIFIED DIVIDEND INCOME. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the fFund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine whe borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

SALES OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under recently promulgated Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct tax identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is not subject to the withholding is provided to the Fund. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules

(including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

MANAGEMENT OF THE FUNDS The Advisor provides administrative and management services to the Funds. On April 1, 2003, Fleet Investment Advisors Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. (NPMI), merged into Columbia Management Advisors, Inc. Each of the four merging companies was a registered investment advisor and advised various Funds in the Columbia Funds Complex. The Advisor, located at 100 Federal Street, Boston, Massachusetts 02110, is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The Advisor is the surviving company in these mergers and is now the investment advisor of the Funds. The Advisor has been an investment advisor since 1969.

In addition, immediately prior to the mergers described above and also on April 1, 2003, Newport Fund Management, Inc. (NFMI), a subsidiary of NPMI and a registered investment advisor that advised several Funds in the Columbia Funds Complex, merged into NPMI. As a result of NPMI's merger into the Advisor, the Advisor is now the Advisor to the Funds previously advised by NFMI.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

                                                                                                   Number of
                                                                                                 Portfolios in
                                                                                                   Columbia
                                             Year First                                              Funds
                                             Elected or                                             Complex
        Name, Address           Position    Appointed to         Principal Occupation(s)            Overseen     Other Directorships
           and Age             with Funds     Office(1)          During Past Five Years            by Trustee           Held
           -------             ----------     ---------          ----------------------            ----------           ----
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 48)      Trustee         1996       Executive Vice President - Strategy        119            Orbitz, Inc.
P.O. Box 66100                                             of United Airlines (airline) since                      (on-line travel
Chicago, IL 60666                                          December, 2002 (formerly President                         company)
                                                           of UAL Loyalty Services (airline)
                                                           from September, 2001 to December,
                                                           2002; Executive Vice President and
                                                           Chief Financial Officer of United
                                                           Airlines from March, 1993 to
                                                           September, 2001).

Janet Langford Kelly (Age 45)   Trustee         1996       Chief Administrative Officer and           119               None
3100 West Beaver Road                                      Senior Vice President, Kmart
Troy, MI 48084-3163                                        Holding Corporation (consumer
                                                           goods) since September, 2003
                                                           (formerly Executive Vice
                                                           President-Corporate Development and
                                                           Administration, General Counsel and
                                                           Secretary, Kellogg Company (food
                                                           manufacturer), from September, 1999
                                                           to August, 2003; Senior Vice
                                                           President, Secretary and General
                                                           Counsel, Sara Lee Corporation
                                                           (branded, packaged,
                                                           consumer-products manufacturer)
                                                           from January, 1995 to September,
                                                           1999).

                                                                                                   Number of
                                                                                                 Portfolios in
                                                                                                   Columbia
                                             Year First                                              Funds
                                             Elected or                                             Complex
        Name, Address           Position    Appointed to         Principal Occupation(s)            Overseen     Other Directorships
           and Age             with Funds     Office(1)          During Past Five Years            by Trustee           Held
           -------             ----------     ---------          ----------------------            ----------           ----
DISINTERESTED TRUSTEES

Richard W. Lowry (Age 67)       Trustee         1995       Private Investor since August, 1987        121(3)            None
10701 Charleston Drive                                     (formerly Chairman and Chief
Vero Beach, FL 32963                                       Executive Officer, U.S. Plywood
                                                           Corporation (building products
                                                           manufacturer)).

Charles R. Nelson (Age 61)      Trustee         1981       Professor of Economics, University         119               None
Department of Economics                                    of Washington, since January, 1976;
University of Washington                                   Ford and Louisa Van Voorhis
Seattle, WA 98195                                          Professor of Political Economy,
                                                           University of Washington, since
                                                           September, 1993; Director,
                                                           Institute for Economic Research,
                                                           University of Washington, since
                                                           September, 2001; Adjunct Professor
                                                           of Statistics, University of
                                                           Washington, since September, 1980;
                                                           Associate Editor, Journal of Money
                                                           Credit and Banking, since
                                                           September, 1993; consultant on
                                                           econometric and statistical
                                                           matters.

                                                                                                   Number of
                                                                                                 Portfolios in
                                                                                                   Columbia
                                             Year First                                              Funds
                                             Elected or                                             Complex
        Name, Address           Position    Appointed to         Principal Occupation(s)            Overseen     Other Directorships
           and Age             with Funds     Office(1)          During Past Five Years            by Trustee           Held
           -------             ----------     ---------          ----------------------            ----------           ----
DISINTERESTED TRUSTEES
John J. Neuhauser (Age 60)      Trustee         1985       Academic Vice President and Dean of      122(3,4)        Saucony, Inc.
84 College Road                                            Faculties since August, 1999,                              (athletic
Chestnut Hill, MA 02467-3838                               Boston College (formerly Dean,                            footwear);
                                                           Boston College School of Management                     SkillSoft Corp.
                                                           from September, 1977 to September,                       (E-Learning)
                                                           1999).

Patrick J. Simpson (Age 58)     Trustee         2000       Partner, Perkins Coie L.L.P. (law        119                 None
1211 S.W. 5th Avenue                                       firm).
Suite 1500
Portland, OR 97204

Thomas E. Stitzel (Age 67)      Trustee         1998       Business Consultant since 1999           119                 None
2208 Tawny Woods Place                                     (formerly Professor of Finance from
Boise, ID 83706                                            1975 to 1999, College of Business,
                                                           Boise State University); Chartered
                                                           Financial Analyst.

                                                                                                   Number of
                                                                                                 Portfolios in
                                                                                                   Columbia
                                             Year First                                              Funds
                                             Elected or                                             Complex
        Name, Address           Position    Appointed to         Principal Occupation(s)            Overseen     Other Directorships
           and Age             with Funds     Office(1)          During Past Five Years            by Trustee           Held
           -------             ----------     ---------          ----------------------            ----------           ----
DISINTERESTED TRUSTEES
Thomas C. Theobald (Age 66)     Trustee         1996       Managing Director, William Blair           119              Anixter
27 West Monroe Street,            and                      Capital Partners (private equity                         International
Suite 3500                      Chairman                   investing) since September, 1994.                      (network support
Chicago, IL 60606                of the                                                                               equipment
                                 Board                                                                           distributor), Jones
                                                                                                                 Lang LaSalle (real
                                                                                                                  estate management
                                                                                                                 services) and MONY
                                                                                                                     Group (life
                                                                                                                      insurance)

Anne-Lee Verville (Age 58)      Trustee         1998       Author and speaker on educational          120(4)       Chairman of the
359 Stickney Hill Road                                     systems needs (formerly General                       Board of Directors,
Hopkinton, NH 03229                                        Manager, Global Education Industry,                   Enesco Group, Inc.
                                                           IBM Corporation (computer and                         (designer, importer
                                                           technology) from 1994 to 1997).                       and distributor of
                                                                                                                    giftware and
                                                                                                                    collectibles)

Richard L. Woolworth (Age 62)   Trustee         1991       Retired since December 2003                119        NW Natural (natural
100 S.W. Market Street                                     (formerly Chairman and Chief                              gas service
#1500                                                      Executive Officer, The Regence                             provider)
Portland, OR 97207                                         Group (regional health insurer);
                                                           Chairman and Chief Executive
                                                           Officer, BlueCross BlueShield of
                                                           Oregon; Certified Public
                                                           Accountant, Arthur Young & Company)

                                                                                                   Number of
                                                                                                 Portfolios in
                                                                                                   Columbia
                                             Year First                                              Funds
                                             Elected or                                             Complex
        Name, Address           Position    Appointed to         Principal Occupation(s)            Overseen     Other Directorships
           and Age             with Funds     Office(1)          During Past Five Years            by Trustee           Held
           -------             ----------     ---------          ----------------------            ----------           ----
INTERESTED TRUSTEES
William E. Mayer(2) (Age 63)    Trustee         1994       Managing Partner, Park Avenue              121(3)       Lee Enterprises
399 Park Avenue                                            Equity Partners (private equity)                       (print media), WR
Suite 3204                                                 since February, 1999 (formerly                          Hambrecht + Co.
New York, NY 10022                                         Founding Partner, Development                         (financial service
                                                           Capital LLC from November 1996 to                     provider) and First
                                                           February, 1999).                                      Health (healthcare)

Joseph R. Palombo(2) (Age 50)   Trustee         2000       Executive Vice President and Chief         120(5)            None
One Financial Center              and                      Operating Officer of Columbia
Boston, MA 02111                President                  Management Group, Inc. (Columbia
                                                           Management) since December, 2001
                                                           and Director, Executive Vice
                                                           President and Chief Operating
                                                           Officer of the Advisor since April,
                                                           2003 (formerly Chief Operations
                                                           Officer of Mutual Funds, Liberty
                                                           Financial Companies, Inc. from
                                                           August, 2000 to November, 2001;
                                                           Executive Vice President of Stein
                                                           Roe & Farnham Incorporated (Stein
                                                           Roe) from April, 1999 to April,
                                                           2003; Director of Colonial
                                                           Management Associates, Inc.
                                                           (Colonial) from April, 1999 to
                                                           April, 2003; Director of Stein Roe
                                                           from September, 2000 to April,
                                                           2003) President of Columbia Funds
                                                           and Galaxy Funds since February,
                                                           2003 (formerly Vice President from
                                                           September 2002 to February 2003);
                                                           Manager of Columbia Floating Rate
                                                           Limited Liability Company since
                                                           October, 2000; (formerly Vice
                                                           President of the Columbia Funds
                                                           from April, 1999 to August, 2000;
                                                           Chief Operating Officer and Chief
                                                           Compliance Officer, Putnam Mutual
                                                           Funds from December, 1993 to March,
                                                           1999).

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Funds (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Palombo also serves as an interested director of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

                                             Year First
                                             Elected or
        Name, Address           Position    Appointed to                      Principal Occupation(s)
           and Age             with Funds      Office                         During Past Five Years
           -------             ----------      ------                         ----------------------
OFFICERS
Vicki L. Benjamin (Age 42)        Chief         2001       Controller of the Columbia Funds and of the Liberty All-Star
One Financial Center           Accounting                  Funds since May, 2002; Chief Accounting Officer of the
Boston, MA 02111                Officer                    Columbia Funds and Liberty All-Star Funds since June, 2001;
                                  and                      Controller and Chief Accounting Officer of the Galaxy Funds
                               Controller                  since September, 2002 (formerly Vice President, Corporate
                                                           Audit, State Street Bank and Trust Company from May, 1998 to
                                                           April, 2001; Audit Manager from July, 1994 to June, 1997;
                                                           Senior Audit Manager from July, 1997 to May, 1998, Coopers &
                                                           Lybrand, LLP).

J. Kevin Connaughton (Age 39)   Treasurer       2000       Treasurer of the Columbia Funds and of the Liberty All-Star
One Financial Center                                       Funds since December, 2000; Vice President of the Advisor
Boston, MA 02111                                           since April, 2003 (formerly Controller of the Columbia Funds and of the Liberty All-Star Funds from February, 1998 to
                                                           October, 2000); Treasurer of the Galaxy Funds since
                                                           September, 2002; Treasurer, Columbia Management
                                                           Multi-Strategy Hedge Fund, LLC since December, 2002
                                                           (formerly Vice President of Colonial from February, 1998 to
                                                           October, 2000 and Senior Tax Manager, Coopers & Lybrand, LLP
                                                           from April, 1996 to January, 1998).

David A. Rozenson (Age 49)      Secretary       2003       Secretary of the Columbia Funds and of the Liberty All-Star
                                                           Funds since December,

One Financial Center                                       2003; Senior Counsel, Fleet Boston Financial Corporation
Boston, MA 02111                                           since January, 1996: Associate General Counsel, Columbia
                                                           Management Group since November, 2002.

Trustee Positions

As of December 31, 2003, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Columbia Funds Complex or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in each Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Columbia Funds Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.

The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds
- The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds
- Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Your Expenses" in each Fund's Prospectus(es). The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's

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

Prospectuses), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in each Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

Messrs. Lowry, Mayer and Neuhauser are also trustees/directors of the Liberty All-Star Funds. Messrs. Neuhauser and Palombo and Ms. Verville are also directors of Columbia Management Multi-Strategy Hedge Fund, LLC.

The Trustees serve as trustees of all open-end Funds managed by the Advisor for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and members of Committees, except the Audit Committee, receive $1,500 for each committee meeting. The Audit Committee chair receives an annual retainer of $10,000 and each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,000 for each special telephonic committee meeting. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 71 open-end and 14 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

MANAGEMENT AGREEMENT

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Funds Distributor, Inc. (fomerly named Liberty Funds Distributor, Inc.) (CFD) pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO CERTAIN FUNDS AND THEIR RESPECTIVE TRUSTS. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION REGARDING YOUR FUND).

Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

         (a)      providing office space, equipment and clerical personnel;

         (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

         (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

         (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

         (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

         (f)      maintaining certain books and records of each Fund.

With respect to Columbia Money Market Fund (fomerly named Liberty Money Market
Fund) and Columbia Municipal Money Market Fund (fomerly named Liberty Municipal Money Market Fund), the Administration Agreement for these Funds provides that the Advisor will monitor compliance by the Fund with Rule 2a-7 under the 1940 Act and report to the Trustees from time to time with respect thereto.

The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE PRICING AND BOOKKEEPING AGREEMENT

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. SEE "FUND CHARGES AND EXPENSES" IN
PART 1 OF THIS SAI FOR INFORMATION ON THESE FEES.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the Funds. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

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

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of Quick & Reilly, Inc., or Fleet Securities, Inc., each an affiliate of the Advisor, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

PRINCIPAL UNDERWRITER

CFD is the principal underwriter of the Trust's shares. CFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

CFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CFS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY CFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CFS or generally by 6 months' notice by CFS to the Fund. The agreement limits the liability of CFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the Fund will indemnify CFS against, among other things, loss or damage incurred by CFS on account of any claim, demand, action or suit made on or against CFS not resulting from CFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

CODE OF ETHICS

The Funds, the Advisor, and CFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

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

ANTI-MONEY LAUNDERING COMPLIANCE

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

PROXY VOTING POLICIES

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is for proposals given special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO are not held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnifications (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than those covered by the predetermined guidelines), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

In addition, if a portfolio manager or other party involved with a client of the Advisor or Fund account concludes that the interest of the client or Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person (or entity) that would create a potential conflict of interest.

The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of the Advisor's equity investments, equity research, compliance and legal functions. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, its functions include annual review of its Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and development and modification of voting guidelines and procedures as it deems appropriate or necessary.

The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund) and Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund))

Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

AMORTIZED COST FOR MONEY MARKET FUNDS (SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "INFORMATION CONCERNING THE FUND" IN PART 1 OF THE SAI OF COLUMBIA MONEY MARKET FUND (FOMERLY NAMED LIBERTY MONEY MARKET FUND) AND COLUMBIA MUNICIPAL MONEY MARKET FUND (FOMERLY NAMED LIBERTY MUNICIPAL MONEY MARKET FUND))

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Under the amortized cost method a security is initially valued cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Columbia Money Market Fund (formerly named Liberty Money Market Fund) for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CFD may from time to time reallow additional amounts to all or certain FSFs. CFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

CFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CFS, provided the new FSF has a sales agreement with CFD.

Shares credited to an account are transferable upon written instructions in good order to CFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CFS for deposit to your account.

CFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's Prospectus(es) and SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that CFD distributes. At its discretion, CFD may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 are used to purchase a Fund's shares at the public offering price next determined after CFD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the

Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CFD in which you have a current balance of at least $5,000 into the same class of shares of up to four other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. (fomerly named Liberty Funds Services, Inc.) (CFS) P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

CLASS T SHAREHOLDER SERVICES PLAN. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the trusts plan to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

During the last three fiscal years, the following payments were made to Service Organizations (net of expense reimbursements) with respect to Class T shares as shown in the table below:

                                         SEPTEMBER       OCTOBER 31,      OCTOBER 31,
           FUND(1)(4)                    30, 2003          2002(3)          2001(2)
           ----------                    --------          -------          -------
Columbia Asset Allocation Fund           $506,628         $722,543        $  914,162
Columbia Large Cap Growth Fund           $621,536         $872,400        $1,213,883
Columbia Disciplined Value Fund          $328,843         $480,502        $  585,821
Columbia Large Cap Core Fund             $484,124         $666,709        $  634,076
Columbia International Equity Fund       $107,527         $151,816               N/A
Columbia Small Cap Fund                  $318,591         $316,465        $  258,937
Columbia Small Company Equity Fund       $156,029         $201,135        $  258,937
Columbia Dividend Income Fund            $      0         $ 24,133        $   20,192

-------------------------
(1) Information shown for each Fund for periods prior to its reorganization is that of Retail A Shares of its predecessor fund. Class T shares are a newer class of shares created as part of the reorganization of certain Galaxy Funds.

(2) Expense reimbursements for the fiscal year ended October 31, 2001 were $26,074, $29,123, $5,541, $8,298 and $47,211, respectively, for the
         Asset Allocation Fund, Large Cap Fund, Dividend Fund, Value Fund and Growth Fund.

(3) Expense reimbursements for the fiscal year ended October 31, 2002 were $19,673, $90,360, $70,449, $21,761 and $3,789, respectively for the
         Asset Allocation Fund, Growth Fund, International Fund, Small Company Fund and Dividend Fund.

(4) The Funds changed their fiscal year end from October 31 to September 30 in 2003.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

TAX-SHELTERED RETIREMENT PLANS (Retirement Plans). CFD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Management prototype plans offered through CFD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CFD.

Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CFS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any Fund distributed by CFD, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling CFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CFS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHTS OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (fomerly named Liberty Newport Tiger Fund) who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase of Class A, Class B or Class T shares with prior purchases of Class A, B, C, T and Z shares of the funds distributed by CFD. The applicable sales charge is based on the combined total of:

1.       the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' Class A, B, C, T and Z shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A, B C, T or Z shares of another fund distributed by CFD other than a money market fund).

CFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CFS. A Fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the

Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.

During the term of a Statement, CFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to CFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C or T shares (other than shares of the Columbia Newport Asia Pacific Fund (fomerly named Liberty Newport Asia Pacific Fund), Columbia Newport Europe Fund (fomerly named Liberty Newport Europe Fund), Columbia Newport Greater China Fund (fomerly named Liberty Newport Greater China Fund), Columbia Global Equity Fund (fomerly named Liberty Newport Global Equity Fund), Columbia Newport Japan Opportunities Fund (fomerly named Liberty Newport Japan Opportunities Fund), Columbia Newport Tiger Fund (fomerly named Liberty Newport Tiger Fund), Columbia International Equity Fund (fomerly named Liberty International Equity Fund), Columbia European Thematic Equity Fund (fomerly named Liberty European Thematic Equity Fund) and Columbia Global Thematic Equity Fund (fomerly named Liberty Global Thematic Equity Fund) that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after CFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or CFS. Shareholders may exercise this privilege an unlimited amount of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF COLUMBIA EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain Funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF COLUMBIA ACORN FUNDS (FOMERLY NAMED LIBERTY ACORN FUNDS) SHAREHOLDERS. Any shareholder who owned shares of any fund of Columbia Acorn Trust (fomerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by CFD, may purchase Class A shares of any fund distributed by CFD at NAV in those cases where a Columbia Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR CLIENTS OF AFFILIATES OF INVESTMENT ADVISOR. Clients of affiliates of CFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by CFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual Rule 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (fomerly named Liberty Newport Tiger Fund) who already own Class T shares and shareholders who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds)) of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with CFD pursuant to which the Funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T SHARES)

Class A share initial sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

         -    Galaxy Fund shareholders prior to December 1, 1995; and

         - Shareholders who (i) purchased Galaxy Fund Prime A Shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

Class T share sales charges are waived for the following categories of investors:

         -    Galaxy Fund shareholders prior to December 1, 1995;

         - Shareholders who (i) purchased Galaxy Fund Retail A Shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and

         - Boston 1784 Fund shareholders on the date the Funds were reorganized into Galaxy Funds.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCs) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Classes A, B, C and T) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares
         (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by the Advisor.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Funds distributed by CFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

CLASS G SHARES. CDSCs are not assessed on Class G shares in the following circumstances: (a) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Code; (b) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (c) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Class G shares held in the account is less than the minimum account size; (d) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (e) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (f) any redemption of Class G shares held by investors, provided the investor was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Columbia or otherwise advised by Fleet or its affiliates) before December 1, 1995.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to CFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to CFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN (SWP). If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A shares of certain Funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CFS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks., However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON-CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

INFORMATION APPLICABLE TO CLASS G AND CLASS T SHARES

The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares.

Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

INFORMATION APPLICABLE TO CLASS T SHARES RECEIVED BY FORMER GALAXY FUND RETAIL A SHAREHOLDERS IN CONNECTION WITH THE GALAXY/LIBERTY REORGANIZATION. Unless otherwise noted, Class T shares received by former Galaxy Fund Retail A shareholders in connection with the reorganizations are subject to a 1% CDSC if the Retail A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Retail A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

CLASS T SHARES. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                           REALLOWANCE TO
                                               DEALERS              REALLOWANCE TO
                                         AS A % OF OFFERING        DEALERS AS A % OF
                                                PRICE               OFFERING PRICE
                                          PER SHARE - BOND        PER SHARE - EQUITY
      AMOUNT OF TRANSACTION                     FUNDS                    FUNDS
      ---------------------              ------------------       ------------------
Less than $50,000                               4.25                     5.00
$50,000 but less than $100,000                  3.75                     3.75
$100,000 but less than $250,000                 2.75                     2.75
$250,000 but less than $500,000                 2.00                     2.00
$500,000 but less than $1,000,000               1.75                     1.75
$1,000,000 and over                             0.00                     0.00

The appropriate reallowance to dealers will be paid by CFD to broker-dealer organizations which have entered into agreements with CFD. The reallowance to dealers may be changed from time to time.

Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers pFundrchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the fFundnds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

INFORMATION APPLICABLE TO CERTAIN CLASS G SHARES RECEIVED BY FORMER GALAXY FUND RETAIL B SHAREHOLDERS IN CONNECTION WITH THE GALAXY/LIBERTY REORGANIZATION. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                 % DEDUCTED
HOLDING PERIOD AFTER             WHEN SHARES
      PURCHASE                    ARE SOLD
      --------                    --------
Through first year                  5.00
Through second year                 4.00
Through third year                  3.00
Through fourth year                 3.00
Through fifth year                  2.00
Through sixth year                  1.00
Longer than six years               None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares six years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                 % DEDUCTED
HOLDING PERIOD AFTER             WHEN SHARES
      PURCHASE                    ARE SOLD
      --------                    --------
Through first year                  5.50
Through second year                 5.00
Through third year                  4.00
Through fourth year                 3.00
Through fifth year                  2.00
Through sixth year                  1.00
Through the seventh year            None
Longer than seven years             None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

CLASS G SHARES PURCHASED AFTER THE GALAXY/LIBERTY REORGANIZATION. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CFD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CFD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares.

Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CFD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates - (i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of some Funds that pay daily dividends (include Funds) will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends (exclude Funds) Columbia will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange. Shares of certain Funds are not available to residents of all states. Consult CFS before requesting an exchange.

By calling CFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CFS will require customary additional documentation. Prospectuses of the other Funds are available from the CFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CFS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History", the Fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                             STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

         Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be

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characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

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VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

             Prime-1 Highest Quality
             Prime-2 Higher Quality
             Prime-3 High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

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SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

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